[Matrix] Fourth Amendment to Credit Agreement and Joinder #515909769 FOURTH AMENDMENT TO CREDIT AGREEMENT AND JOINDER This FOURTH AMENDMENT TO CREDIT AGREEMENT AND JOINDER (this “Amendment”) is made and entered into as of August 22, 2025, by and among MATRIX SERVICE COMPANY, a Delaware corporation (“Matrix”), MATRIX SERVICE INC., an Oklahoma corporation (“Matrix Service”), MATRIX PDM ENGINEERING, INC., a Delaware corporation (“Matrix PDM Engineering”), MATRIX NORTH AMERICAN CONSTRUCTION, INC., an Oklahoma corporation (“Matrix Oklahoma”), together with each other Person from time to time a “US Borrower” thereunder (together with Matrix, Matrix Service, Matrix PDM Engineering and Matrix Oklahoma, each individually, a “US Borrower” and collectively, “US Borrowers), MATRIX SERVICE CANADA ULC, an Alberta unlimited liability corporation (“Matrix ULC”), MATRIX SME CANADA ULC, a Nova Scotia unlimited company (“Matrix SME Canada”), MATRIX NORTH AMERICAN CONSTRUCTION LTD., an Ontario corporation (“Matrix North America”), together with each other Person from time to time a “Canadian Borrower” thereunder (together with Matrix ULC, Matrix SME Canada and Matrix North America, each a “Canadian Borrower” and collectively, “Canadian Borrowers” and together with US Borrowers, each individually, as a “Borrower” and collectively, “Borrowers”), MATRIX SERVICE INTERNATIONAL, LLC, a Delaware limited liability company (“Matrix Service International”), MATRIX INTERNATIONAL ENGINEERING, LLP, a Delaware limited liability partnership (“Matrix International Engineering”), MATRIX APPLIED TECHNOLOGIES, INC., a Delaware corporation (“Matrix Applied”), MSI FEDERAL CONTRACTING, LLC, a Delaware limited liability company (“MSI”), MATRIX PDM, LLC, an Oklahoma limited liability company (“Matrix PDM”), MATRIX PDM ENGINEERING LTD., a Nova Scotia company limited by shares (“Matrix PDM Canada”), MATRIX NORTH AMERICAN CONSTRUCTION, LLC, a Delaware limited liability company (“Matrix Delaware”), MATRIX SME CANADA, INC., a Delaware corporation (“Matrix SME Delaware”), MATRIX ENGINEERING & TECHNICAL SOLUTIONS, LLC, a Delaware limited liability company (“Matrix Engineering”), MATRIX PROJECT SERVICES, LLC, a Delaware limited liability company (“Matrix Project Services”), MATRIX PROJECT SERVICES LTD., an Alberta corporation (“Matrix Project Services Canada” and together with Matrix Engineering and Matrix Project Services, each individually, a “New Guarantor” and collectively, “New Guarantors”) and together with each other Person from time to time a “Guarantor” thereunder (together with Matrix Service International, Matrix International Engineering, Matrix Applied, MSI, Matrix PDM, Matrix PDM Canada, Matrix Delaware, Matrix SME Delaware and the New Guarantors, each individually, a “Guarantor” and collectively, “Guarantors”), the Lenders party hereto, and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, “Agent”). RECITALS: WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of September 9, 2021, by and among the Borrowers, the other Loan Parties party thereto, the lenders from time to time party thereto (the “Lenders”), and Agent (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined); and WHEREAS, the Borrowers have requested and Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to make certain amendments to the Credit Agreement as provided for herein. NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows: SECTION 1. Amendments to the Credit Agreement.

[Matrix] Fourth Amendment to Credit Agreement and Joinder #515909769 -2- (a) Effective as of the Fourth Amendment Effective Date, the Credit Agreement (excluding the schedules and exhibits thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text), add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and move the green stricken text (indicated textually in the same manner as the following example: stricken text) to where the green double- underlined text is located (indicated textually in the same manner as the following example: double- underlined text), as set forth in the marked pages of the Credit Agreement attached as Annex I hereto. (b) Effective as of the Fourth Amendment Effective Date, Schedules 1.03, 4.05, 6.06, 6.08, 6.09, 6.10, 6.12, 6.13, 6.18, 6.19, 6.24, 6.28, 8.01, 8.02 and 8.03 to the Credit Agreement are hereby amended and restated in their entirety in the form attached hereto as Schedules 1.03, 4.05, 6.06, 6.08, 6.09, 6.10, 6.12, 6.13, 6.18, 6.19, 6.24, 6.28 and 8.01, 8.02 and 8.03, respectively. SECTION 2. Joinder of New Guarantors. (a) Each New Guarantor hereby agrees that by the execution and delivery hereof, each New Guarantor hereby becomes, and shall be, a Guarantor under the Credit Agreement and the other Loan Documents, with the same force and effect as if originally named therein as a Guarantor and agrees to be bound by all of the terms and provisions of the Credit Agreement and the other Loan Documents applicable to it as a Guarantor thereunder. (b) Each Borrower, the Agent and the undersigned Lenders hereby amend the Credit Agreement and each of the other Loan Documents, as applicable, to reflect that each New Guarantor is hereby a “Guarantor” in, under and pursuant to the Credit Agreement and each of the other Loan Documents, with all the rights, obligations, liabilities and duties of a Guarantor thereunder, and each New Guarantor hereby agrees that it is a “Guarantor” in, under and pursuant to the Credit Agreement, and such other Loan Documents, with all the rights, obligations, liabilities and duties of a Guarantor thereunder, in each case regardless of when such obligations, liabilities and duties first arose. SECTION 3. No Waiver. Nothing in this Amendment shall directly or indirectly whatsoever either: (i) be construed as a waiver of any covenant or provision of the Credit Agreement, any other Loan Document, or any other contract or instrument by or among any Loan Party and the Agent and/or the Secured Parties, (ii) impair, prejudice or otherwise adversely affect any right of the Agent or the Secured Parties at any time to exercise any right, privilege or remedy in connection with the Credit Agreement, any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Loan Parties or any right, privilege or remedy of the Agent or the Lenders under the Credit Agreement, any other Loan Document or any other contract or instrument by or among any Loan Party and the Agent and/or the Secured Parties or constitute any consent by the Agent or the Lenders to any prior, existing or future violations of the Credit Agreement or any other Loan Document. SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to the Agent (the first date upon which all such conditions have been satisfied being herein called the “Fourth Amendment Effective Date”): (a) The Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Agent: (i) this Amendment, duly executed by the Loan Parties:

[Matrix] Fourth Amendment to Credit Agreement and Joinder #515909769 -3- (ii) a Security Agreement Supplement, duly executed by Matrix Engineering and Matrix Project Services; (iii) a Canadian Security Agreement Supplement, duly executed by Matrix Project Services Canada; (iv) a U.S. Trademark Security Agreement, duly executed by Matrix and Matrix Service; (v) the results of recent UCC, PPSA and tax lien searches in each of the jurisdictions where the Loan Parties were formed or other applicable jurisdictions; (vi) a certificate of each Loan Party dated as of the Fourth Amendment Effective Date certifying and attaching the (w) Organization Documents of such Loan Party, (x) resolutions adopted by such Loan Party approving or consenting to the amendments to the Loan Documents, (y) recent good standing certificates of such Loan Party, and (z) the incumbency signatures of the officers of such Loan Party authorized to execute and deliver the Loan Documents; and (vii) an opinion from McAfee & Taft, PC and acceptable Canadian counsel to the Loan Parties, dated as of the Fourth Amendment Effective Date. (b) The representations and warranties contained in this Amendment shall be true and correct in all respects. (c) The Loan Parties shall have paid all fees, costs and expenses (including, without limitation, all legal fees and expenses of Holland & Knight LLP and McCarthy Tétrault LLP) of the Agent as set forth in Section 10 hereof. The Loan Parties shall be deemed to represent and warrant to the Agent and the Lenders that the foregoing conditions have been satisfied upon the release of its signatures to this Amendment. SECTION 5. Post-Closing Obligations. (a) No later than ten (10) Business Days after the Fourth Amendment Effective Date (or such later date to be determined by the Administrative Agent at its sole option), the Loan Parties shall deliver or cause to be delivered to Administrative Agent an original stock certificate and related stock transfer power with respect to the one hundred (100) common shares of Matrix Project Services Ltd. held by Matrix Engineering & Technical Solutions, LLC. (b) No later than thirty (30) days after the Fourth Amendment Effective Date (or such later date to be determined by the Administrative Agent at its sole option), the Loan Parties shall deliver or cause to be delivered to Administrative Agent, in form and substance reasonably satisfactory to Administrative Agent, executed account control agreements with respect to each deposit account or securities account (other than Excluded Deposit Accounts) held in the name of any Loan Party at any bank or other institution. The failure of the Loan Parties to satisfy the post-closing obligations set forth in this Section 5 shall constitute an Event of Default. SECTION 6. Ratifications and Further Assurances.

[Matrix] Fourth Amendment to Credit Agreement and Joinder #515909769 -4- (a) The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Loan Parties, the Agent and the Lenders agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. (b) Each Loan Party confirms that all of its obligations under the Loan Documents are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. Each Loan Party further confirms that the term “Obligations”, as used in the Credit Agreement, shall include all Obligations of the Loan Parties under the Credit Agreement, any promissory notes issued under the Credit Agreement and each other Loan Document. SECTION 7. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith by such Loan Party have been authorized by all requisite organizational action on the part of such Loan Party and will not violate the organizational or governing documents of such Loan Party; (b) before and after giving effect to this Amendment, the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (or in all respects if qualified by materiality) on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects if qualified by materiality) as of such earlier date, and for the purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement; (c) after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing; (d) such Loan Party is in compliance with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as applicable, as amended hereby; and (e) such Loan Party has not amended its organizational or governing documents since the date of execution of the Credit Agreement other than as has been previously disclosed and delivered to the Agent. SECTION 8. Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them. SECTION 9. Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby, and any reference in the Credit Agreement and such other Loan Documents to any other Loan Document amended by the provisions of this Amendment shall mean a reference to such other Loan Documents, as amended hereby. SECTION 10. Expenses. As provided in the Credit Agreement, the Loan Parties agree to pay on demand all reasonable costs and out-of-pocket expenses incurred by the Agent and the Lenders in

[Matrix] Fourth Amendment to Credit Agreement and Joinder #515909769 -5- connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable fees and expenses of the Agent’s and the Lenders’ respective legal counsel, and all reasonable costs and out-of-pocket expenses incurred by the Agent and the Lenders in connection with the enforcement or preservation of any rights under the Credit Agreement, as modified hereby, or any other Loan Documents, including, without, limitation, the reasonable fees and expenses of the Agent’s and the Lenders’ respective legal counsel and consultants retained by the Agent and the Lenders or retained by the Agent’s and the Lenders’ legal counsel. SECTION 11. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of such invalid or unenforceable provision there shall be added as a part of this Amendment a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. SECTION 12. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders, and the Loan Parties and their respective successors and assigns, except that no Loan Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent. SECTION 13. Counterparts. This Amendment may be executed in one or more counterparts (including via electronic transmission), each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. SECTION 14. Effect of Waiver. No consent or waiver, express or implied, by the Agent and the Lenders to or for any breach of or deviation from any covenant or condition by any Loan Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty. SECTION 15. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment. SECTION 16. Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in and shall be governed by and construed in accordance with the laws of the State of New York. SECTION 17. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE LOAN PARTIES AND THE AGENT. SECTION 18. Release. BORROWERS AND GUARANTORS HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR

[Matrix] Fourth Amendment to Credit Agreement and Joinder #515909769 -6- DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY SECURED PARTY. BORROWERS AND GUARANTORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH SECURED PARTY AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES (INCLUDING ALL STRICT LIABILITIES) WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH BORROWERS AND GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST AGENT, EACH SECURED PARTY OR THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. [Remainder of page intentionally left blank]

Signature Page to Fourth Amendment to Credit Agreement and Joinder IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective as the respective date set forth above. AGENT BANK OF MONTREAL By: Name: Daniel Duffy Title: Director LENDERS BANK OF MONTREAL By: Name: Daniel Duffy Title: Director

[Matrix] Fourth Amendment to Credit Agreement and Joinder #515909769 Annex I [See Attached]

Conformed Credit Agreement (as of ThirdFourth Amendment) CREDIT AGREEMENT Dated as of September 9, 2021 among MATRIX SERVICE COMPANY, as a Borrower and certain Subsidiaries thereof, each as a Loan Party hereto, CERTAIN FINANCIAL INSTITUTIONS, as Lenders, BANK OF MONTREAL, and BMO CAPITAL MARKETS, as Arranger and Book Runner

TABLE OF CONTENTS Page -i- ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms 1 1.02 Other Interpretive Provisions 64 1.03 Accounting Terms. 65 1.04 Uniform Commercial Code 66 1.05 Rounding 66 1.06 Times of Day 66 1.07 Letter of Credit Amounts 66 1.08 Exchange Rates; and Currency Equivalents. 66 1.09 Québec References 67 1.10 Rates 68 ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 Loan Commitments. 68 2.02 Borrowings, Conversions and Continuations of Loans. 71 2.03 Letters of Credit. 72 2.04 Swing Line Loans. 79 2.05 Repayment of Loans. 82 2.06 Prepayments. 82 2.07 Termination or Reduction of Commitments. 85 2.08 Interest. 85 2.09 Fees. 87 2.10 Computation of Interest and Fees 88 2.11 Evidence of Debt. 88 2.12 Payments Generally; the Administrative Agent’s Clawback. 88 2.13 Sharing of Payments by Lenders 90 2.14 Settlement Among Lenders. 91 2.15 Nature and Extent of Each Borrower’s Liability. 92 2.16 Cash Collateral. 95 2.17 Defaulting Lenders. 96 2.18 Uncommitted Increase in Revolving Credit Commitments. 98 2.19 Designation of Subsidiaries as Unrestricted Subsidiaries 99 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. 100 3.02 Illegality 104 3.03 Inability to Determine Rates; Effect of Benchmark Transition Event or Canadian Benchmark Transition Event 104 3.04 Increased Costs. 108 3.05 Compensation for Losses 109 3.06 Mitigation Obligations; Replacement of Lenders. 109 3.07 Survival 110 ARTICLE IV SECURITY AND ADMINISTRATION OF COLLATERAL 4.01 Security 110 4.02 Collateral Administration. 110 4.03 After Acquired Property; Further Assurances. 112

TABLE OF CONTENTS (continued) Page -ii- 60996693_38 4.04 Cash Management. 112 4.05 Information Regarding Collateral 115 ARTICLE V CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 5.01 Conditions of Initial Credit Extension 115 5.02 Conditions to all Credit Extensions 118 ARTICLE VI REPRESENTATIONS AND WARRANTIES 6.01 Existence, Qualification and Power 118 6.02 Authorization; No Contravention 119 6.03 Governmental Authorization; Other Consents 119 6.04 Binding Effect 119 6.05 Financial Statements; No Material Adverse Effect. 119 6.06 Litigation 120 6.07 No Default 120 6.08 Ownership of Property; Liens. 120 6.09 Environmental Compliance. 120 6.10 Insurance 121 6.11 Taxes 121 6.12 ERISA Compliance. 122 6.13 Subsidiaries and Equity Interests 124 6.14 Margin Regulations; Investment Company Act 124 6.15 Disclosure 124 6.16 Compliance with Laws 124 6.17 Intellectual Property; Licenses, Etc 124 6.18 Labor Matters 125 6.19 Deposit Accounts and Securities Accounts. 125 6.20 Accounts 125 6.21 Sanctions; Anti-Money Laundering Laws and Anti-Corruption Laws 126 6.22 Brokers 127 6.23 Customer and Trade Relations 127 6.24 Material Contracts 127 6.25 Casualty 127 6.26 Senior Indebtedness 127 6.27 Post-Retirement Benefits 127 6.28 Payment and Performance Bonds 127 ARTICLE VII AFFIRMATIVE COVENANTS 7.01 Financial Statements 128 7.02 Borrowing Base Certificate; Other Information 129 7.03 Notices 131 7.04 Payment of Obligations 132 7.05 Preservation of Existence, Etc 132 7.06 Maintenance of Properties 133 7.07 Maintenance of Insurance; Condemnation Proceeds. 133 7.08 Compliance with Laws 134 7.09 Books and Records 134 7.10 Inspection Rights and Appraisals; Meetings with the Administrative Agent. 135

TABLE OF CONTENTS (continued) Page -iii- 60996693_38 7.11 Use of Proceeds 135 7.12 New Subsidiaries 135 7.13 Compliance with ERISA and PBA 136 7.14 Further Assurances 137 7.15 Licenses 137 7.16 Environmental Laws 137 7.17 Leases, Mortgages and Third-Party Agreements. 138 7.18 Material Contracts 138 7.19 Treasury Management Services 138 7.20 No Cash Hoarding 138 ARTICLE VIII NEGATIVE COVENANTS 8.01 Indebtedness 139 8.02 Liens 141 8.03 Investments 142 8.04 Fundamental Changes 143 8.05 Dispositions 144 8.06 Restricted Payments 145 8.07 Change in Nature of Business 145 8.08 Transactions with Affiliates 146 8.09 Burdensome Agreements 146 8.10 Use of Proceeds 146 8.11 Prepayment of Indebtedness; Amendment to Material Contracts. 146 8.12 Financial Covenants. 147 8.13 Creation of New Subsidiaries 147 8.14 Securities of Subsidiaries 147 8.15 Sale and Leaseback 147 8.16 Organizational Documents; Fiscal Year 148 ARTICLE IX EVENTS OF DEFAULT AND REMEDIES 9.01 Events of Default 148 9.02 Remedies upon Event of Default 150 9.03 Application of Funds. 151 ARTICLE X ADMINISTRATIVE AGENT 10.01 Appointment and Authority 153 10.02 Rights as a Lender 153 10.03 Exculpatory Provisions 153 10.04 Reliance by the Administrative Agent 154 10.05 Delegation of Duties 154 10.06 Resignation of the Administrative Agent 155 10.07 Non-Reliance on the Administrative Agent and Other Lenders 155 10.08 No Other Duties, Etc 156 10.09 The Administrative Agent May File Proofs of Claim; Credit Bidding 156 10.10 Collateral Matters 157 10.11 Other Collateral Matters. 157 10.12 Credit Product Arrangement Provisions. 158 10.13 ERISA Related Provisions. 159

TABLE OF CONTENTS (continued) Page -iv- 60996693_38 10.14 Recovery of Erroneous Payments 160 ARTICLE XI MISCELLANEOUS 11.01 Amendments, Etc. 161 11.02 Notices; Effectiveness; Electronic Communication. 164 11.03 No Waiver; Cumulative Remedies 166 11.04 Expenses; Indemnity; Damage Waiver. 166 11.05 Marshalling; Payments Set Aside 168 11.06 Successors and Assigns. 169 11.07 Treatment of Certain Information; Confidentiality 173 11.08 Right of Setoff 173 11.09 Interest Rate Limitation 174 11.10 Counterparts; Integration; Effectiveness 174 11.11 Survival 174 11.12 Severability 175 11.13 Replacement of Lenders 175 11.14 Governing Law; Jurisdiction; Etc. 176 11.15 Waiver of Jury Trial 177 11.16 Electronic Execution of Assignments and Certain Other Documents 177 11.17 USA PATRIOT Act Notice 177 11.18 No Advisory or Fiduciary Responsibility 178 11.19 Attachments 178 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 178 11.21 Acknowledgement Regarding Any Supported QFCs 179 11.22 Judgment Currency 179 ARTICLE XII CONTINUING GUARANTY 12.01 Guaranty 180 12.02 Rights of Lenders 180 12.03 Certain Waivers 181 12.04 Obligations Independent 181 12.05 Subrogation 181 12.06 Termination; Reinstatement 181 12.07 Subordination 182 12.08 Stay of Acceleration 182 12.09 Condition of Borrowers 182 12.10 Keepwell 182 12.11 Limitation of Guaranty 182

-i- 7.21 6.09 Post-Closing 2.01 Environmental Matters 8.01 Existing Indebtedness Revolving Credit Commitments and Applicable Percentages 8.02 6.10 Existing Liens SCHEDULES Insurance 8.03 Existing Investments 11.02 6.12 Addresses for Notices 4.05 Pension Plans EXHIBITS Form of Information Regarding Collateral 6.13 A Revolving Credit Loan Note Subsidiaries and Equity Interests B Compliance Certificate 6.18 C-1 6.06 Security Agreement Labor Matters 1.03 C-2 Canadian Security Agreement Litigation 6.19 D Borrowing Base Certificate Deposit Accounts, Securities Accounts and Commodity Accounts E Assignment and Assumption Agreement Restricted and Unrestricted Subsidiaries 6.24 6.08 Material Contracts Owned and Ground Lease Real Property 6.28 Bonds

CREDIT AGREEMENT This CREDIT AGREEMENT (this “Agreement”) is entered into as of September 9, 2021, among MATRIX SERVICE COMPANY, a Delaware corporation (the “Matrix”), MATRIX SERVICE INC., an Oklahoma corporation (“Matrix Service”), MATRIX PDM ENGINEERING, INC., a Delaware corporation (“Matrix PDM Engineering”), MATRIX NORTH AMERICAN CONSTRUCTION, INC., an Oklahoma corporation (“Matrix Oklahoma”), together with each other Person from time to time a “US Borrower” hereunder (together with Matrix, Matrix Service, Matrix PDM Engineering and Matrix Oklahoma, may each be referred to herein individually, as a “US Borrower” and collectively, as “US Borrowers), MATRIX SERVICE CANADA ULC, an Alberta unlimited liability corporation (“Matrix ULC”), MATRIX SME CANADA ULC, a Nova Scotia unlimited company (“Matrix SME Canada”), MATRIX NORTH AMERICAN CONSTRUCTION LTD., an Ontario corporation (“Matrix North America”), together with each other Person from time to time a “Canadian Borrower” hereunder (together with Matrix ULC, Matrix SME Canada and Matrix North America, may each be referred to herein individually, as a “Canadian Borrower” and collectively, as “Canadian Borrowers” and together with US Borrowers, may each be referred to herein individually, as a “Borrower” and collectively, as “Borrowers”), MATRIX SERVICE INTERNATIONAL, LLC, a Delaware limited liability company (“Matrix Service International”), MATRIX INTERNATIONAL ENGINEERING, LLP, a Delaware limited liability partnership (“Matrix International Engineering”), MATRIX APPLIED TECHNOLOGIES, INC., a Delaware corporation (“Matrix Applied”), MSI FEDERAL CONTRACTING, LLC, a Delaware limited liability company (“MSI”), MATRIX PDM, LLC, an Oklahoma limited liability company (“Matrix PDM”), MATRIX PDM ENGINEERING LTD., a Nova Scotia company limited by shares (“Matrix PDM Canada”), MATRIX NORTH AMERICAN CONSTRUCTION, LLC, a Delaware limited liability company (“Matrix Delaware”), MATRIX SME CANADA, INC., a Delaware corporation (“Matrix SME Delaware”), and together with each other Person from time to time a “Guarantor” hereunder (together with Matrix Service International, Matrix International Engineering, Matrix Applied, MSI, Matrix PDM, Matrix PDM Canada, Matrix Delaware and Matrix SME Delaware, may each be referred to herein individually, as a “Guarantor” and collectively, as “Guarantors”), EACH LENDER FROM TIME TO TIME PARTY HERETO (collectively, the “Lenders” and individually, a “Lender”), and BANK OF MONTREAL, as Administrative Agent, Swing Line Lender and a Letter of Credit Issuer. Preliminary Statements A. The Borrowers have requested that Lenders, the Swing Line Lender and the Letter of Credit Issuer provide certain credit facilities to the Borrowers to finance their mutual and collective business enterprise. B. Lenders are willing to provide the credit facilities on the terms and conditions set forth in this Agreement. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: [Matrix] Credit Agreement #85638137

“Account” means “accounts” as defined in the UCC or if applicable, the PPSA. “Account Debtor” means any Person who is or may become obligated under or on account of any Account, Contractual Obligation, Chattel Paper or General Intangible. “ACH” means automated clearing house transfers. “Acquisition” means (a) the acquisition of a controlling Equity Interest or other ownership interest in or Control of another Person, whether by purchase of such Equity Interest or other ownership interest or upon exercise of an option or warrant for, or conversion of securities into, such Equity Interest or other ownership interest, (b) the acquisition of assets of another Person which constitute all or substantially all of the assets of such Person or of a line or lines of business conducted by such Person, whether in one or a series of related transactions or (c) the merger, amalgamation, consolidation or combination of a Borrower or a Restricted Subsidiary with another Person. “Additional Commitment Lender” has the meaning specified in Section 2.18(c). “Adjusted Term CORRA” means, for purposes of any calculation, the rate per annum equal to (a) Term CORRA for such calculation plus (b) the Term CORRA Adjustment; provided that if Adjusted Term CORRA as so determined shall ever be less than the Floor, then Adjusted Term CORRA shall be deemed to be the Floor. “Adjusted Term SOFR” means with respect to any tenor, the per annum rate equal to the sum of (i) Term SOFR plus (ii) 0.11448% (11.448 basis points) for an Available Tenor of one‐month’s duration and 0.26161% (26.161 basis points) for an Available Tenor of three‐months’ duration; provided, that if Adjusted Term SOFR determined as provided above shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Adjustment Date” has the meaning specified in the definition of “Applicable Margin.” “Administrative Agent” means Bank of Montreal, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower Agent and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For the purposes of (i) Section 8.08 and (ii) the proviso to the definition of “Eligible Assignee” only, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting 2 [Matrix] Credit Agreement #85638137

3 [Matrix] Credit Agreement #85638137 1.50% CORRA Loans and SOFR Loans II Base Rate Loans or Canadian Prime Rate Loans < 66% but > 33% 2.25% 1.25% Level I III < 33% > 66% 2.00% Average Availability (as a percentage of Aggregate Revolving Credit Commitments) 1.00% 2.50% From the Closing Date until the first day of each fiscal quarter, commencing with the fiscal quarter starting January 1, 2022 (the “Adjustment Date”), margins shall be determined as if Level II were applicable. From and after January 1, 2022, any increase or decrease in the Applicable Margin resulting from a change in Average Availability shall become effective as of each Adjustment Date based upon power for the election of directors, managing general partners or the equivalent or is an officer or director of the specified Person. “Agent Indemnitee” has the meaning specified in Section 11.04(c). “Agent Indemnitee Liabilities” has the meaning specified in Section 11.04(c). “Aggregate Revolving Credit Commitments” means, as at any date of determination thereof, the sum of all Revolving Credit Commitments of all Lenders at such date. “Agreement” means this Credit Agreement. “Agreement Currency” has the meaning specified in Section 11.22. “Allocable Amount” has the meaning specified in Section 2.15(c)(ii). “ALTA Survey” means a survey satisfactory to the Administrative Agent prepared in accordance with the standards adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 2021, known as the “Minimum Standard Detail Requirements of Land Title Surveys” and sufficient form to satisfy the requirements any applicable title insurance company to provide extended coverage over survey defects and shall also show the location of all easements, utilities, and covenants of record, dimensions of all improvements, encroachments from any adjoining property, and certify as to the location of any flood plain area affecting the subject Real Property. “Anti-Corruption Laws” means all Laws of any jurisdiction applicable to a Loan Party or any of their Subsidiaries from time to time targeting or relating to bribery or corruption, including the FCPA, the UK Bribery Act 2010 and the Corruption of Foreign Public Officials Act (Canada). “Anti-Money Laundering Laws” means all Laws applicable to a Loan Party or its Subsidiaries related to terrorism financing or money laundering, including the Executive Order, the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the PATRIOT Act, the Money Laundering Control Act of 1986, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Criminal Code (Canada). “Applicable Margin” means, with respect to any Type of Loan, the percentages per annum set forth below, as based upon the Average Availability for the immediately preceding fiscal quarter:

Average Availability for the immediately preceding fiscal quarter. If any Borrowing Base Certificate (including any required financial information in support thereof) of the Borrowers is not received by Administrative Agent by the date required pursuant to Section 7.02(a), then the Applicable Margin shall be determined as if the Average Availability for the immediately preceding fiscal quarter is at Level I until such time as such Borrowing Base Certificate and supporting information are received. If any Borrowing Base Certificate (including any required information in support thereof) delivered hereunder is determined at any time before the Facility Termination Date to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin based upon the pricing grid set forth in the table above, (the “Accurate Applicable Margin”) for any period that such Borrowing Base Certificate covered, then (i) the Borrower Agent shall promptly (and in any event within two (2) Business Days) deliver to the Administrative Agent a correct Borrowing Base Certificate for such period, (ii) the Applicable Margin shall be automatically and retroactively adjusted such that after giving effect to the corrected Borrowing Base Certificate, the Applicable Margin shall automatically be reset to the Accurate Applicable Margin based upon the pricing grid set forth in the table above for such period (or failing timely delivery of such corrected Borrowing Base Certificate, Level I of the table set forth above) and (iii) the Loan Parties shall promptly (and in any event within two (2) Business Days) pay to Administrative Agent, for the account of the Lenders, the accrued additional interest owing as a result of such Accurate Applicable Margin for such period, if any (or failing delivery of such corrected Borrowing Base Certificate, Level I of the table set forth above). The provisions of this definition shall not limit the rights of the Administrative Agent and the Lenders with respect to Section 2.08 or otherwise and shall survive the termination of this Agreement. “Applicable Percentage” means with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility, represented by the amount of the Revolving Credit Commitment of such Revolving Credit Lender at such time; provided that if the Aggregate Revolving Credit Commitments have been terminated at such time, then the Applicable Percentage of each Revolving Credit Lender shall be the Applicable Percentage of such Revolving Credit Lender immediately prior to such termination and after giving effect to any subsequent assignments,. The initial Applicable Percentage of each Lender with respect to the Revolving Credit Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Applicable Revolving Credit Percentage” means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Applicable Percentage in respect of the Revolving Credit Facility at such time. “Appropriate Lender” means, at any time, (a) with respect to the Revolving Credit Facility, a Lender that has a Revolving Credit Commitment with respect to the Revolving Credit Facility or holds a Loan under the Revolving Credit Facility at such time, (b) with respect to the Letter of Credit Sublimit, (i) the Letter of Credit Issuer and (ii) if any Letters of Credit have been issued, the Revolving Credit Lenders and (c) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding, the Revolving Credit Lenders. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means BMO Capital. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), 4 [Matrix] Credit Agreement #85638137

and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent. “Assumed Indebtedness” means Indebtedness of a Person which is (a) in existence at the time such Person becomes a Subsidiary or (b) assumed in connection with an Investment in or Acquisition of such Person, and which, in each case, (i) has not been incurred or created in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary, (ii) only such Person (or its Subsidiaries so acquired) are obligors with respect to such Indebtedness, (iii) such Indebtedness is not a revolving loan facility; and (iv) such Indebtedness is not secured by any Liens on working capital assets (including any assets of the type included in the Borrowing Base). “Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease. “Audited Financial Statements” means the audited Consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended June 30, 2021, and the related Consolidated statements of income or operations, retained earnings and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto, in the form and scope provided to the Administrative Agent before the Closing Date. “Auditor” has the meaning specified in Section 7.01(a). “Australian Dollars” means the lawful currency of Australia. “Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b)(iii). “Availability” means (a) the Maximum Borrowing Amount minus (b) Total Revolving Credit Outstandings. In calculating Availability at any time and for any purpose under this Agreement, the Borrower Agent, on behalf of the Borrowers, shall certify to the Administrative Agent that all accounts payable and Taxes are being paid on a timely basis and consistent with past practices (absent which the Administrative Agent may establish a Reserve therefor). “Availability Period” means the period from the Closing Date to the Revolving Credit Termination Date. “Availability Reserves” means, without duplication of any other Reserves or items that are otherwise addressed or excluded through eligibility criteria, such reserves and adjustments thereto as the Administrative Agent from time to time determines in its Credit Judgment as being appropriate (a) to reflect the impediments to the Administrative Agent’s ability to realize upon the Eligible Borrowing Base Assets, (b) to reflect sums that any Loan Party may be required to pay under this Agreement or any other Loan Document (including taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay, (c) to reflect amounts for which claims may be reasonably expected to be asserted against the Eligible Borrowing Base Assets, the Administrative Agent or the Lenders or (d) to reflect criteria, events, conditions, contingencies or risks which adversely affect any component of the Borrowing Base, or the assets, business, financial performance or financial condition of any Loan Party. Without limiting the generality of the foregoing, 5 [Matrix] Credit Agreement #85638137

Availability Reserves may include (but are not limited to) (i) Rent and Charge Reserves; (ii) the Dilution Reserve; (iii) Credit Product Reserves, (iv) Wage Claim Reserves; (v) Subcontractor Reserve; (vi) customs duties, and other costs to release Inventory which is being imported into the United States or Canada; (vii) outstanding Taxes and other governmental charges, including, without limitation, ad valorem, real estate, personal property, sales, and other Taxes which might have priority over the interests of the Administrative Agent in the Eligible Borrowing Base Assets; (viii) any liabilities that are or may become secured by Liens on the Collateral (including Permitted Liens) which might have priority over the Liens or interests of the Administrative Agent in the Collateral; (ix) reserves for any royalty or other compensation owing to any Person with respect to any Intellectual Property related to Borrowing Base Assets; and (x) reserves with respect to the salability of Eligible Inventory and Eligible Equipment or which reflect such other factors as affect the market value of the Eligible Inventory and Equipment, including in the case of Inventory, obsolescence, seasonality, Shrink, vendor chargebacks, imbalance, change in Inventory character, composition or mix, markdowns and out of date and/or expired Inventory. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. “Average Availability” means, for any period, the average of each calendar day’s Availability during such period. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code. “Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the rate of interest announced by BMO from time to time as its prime rate for such day (with any change in such rate announced by BMO taking effect at the opening of business on the day specified in the public announcement of such change); (b) the Federal Funds Rate for such day, plus 0.50%; (c) Adjusted Term SOFR for a one month Interest Period, plus 1.00%; and (d) 1.00%. “Base Rate Loan” means a Revolving Credit Loan that bears interest based on the Base Rate. All Base Rate Loans are available in Dollars only. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such 6 [Matrix] Credit Agreement #85638137

Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date, the sum of: (i) Daily Simple SOFR plus (ii) 0.11448% (11.448 basis points) for an Available Tenor of one‐month’s duration and 0.26161% (26.161 basis points) for an Available Tenor of three‐months’ duration; (a) Daily Simple SOFR; (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower Agent giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body and (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower Agent giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness or non-compliance will be determined by reference to the most recent statement or publication referenced in such clause (c) 7 [Matrix] Credit Agreement #85638137 and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 3.03 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 3.03. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers 8 [Matrix] Credit Agreement #85638137

published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” has the meaning specified in Section 11.21(b). “BMO” means Bank of Montreal. “BMO Capital” means BMO Capital Markets. “Board of Directors” means, with respect to any Person, (a) in the case of any corporation or unlimited liability company, the board of directors of such Person or any committee thereof duly authorized to act on behalf of such board, (b) in the case of any limited liability company, the board of managers or board of directors or sole member or manager of such Person or any Person or any committee thereof duly authorized to act on behalf of such board, (c) in the case of any partnership, the Board of Directors of a general partner of such Person and (d) in any other case, the functional equivalent of the foregoing. “Bonded AR Proceeds” has the meaning specified in Section 4.04(b). “Bonded Equipment” means all now owned or hereafter acquired right, title and interest with respect to Equipment owned by a Borrower and (whether or not included in the definition of Equipment) all other personal property in each case which is delivered to, prefabricated for or specifically ordered for a Bonded Job Site, whether or not the same will be deemed to be affixed to, arise out of or relate to any real property, together with all accessions thereto. “Bonded Inventory” means all now owned and hereafter acquired inventory of a Borrower, including, without limitation, goods, merchandise and other personal property in each case which is furnished under any Bonded Contract, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description in each case which is delivered to, prefabricated for or specifically ordered for a Bonded Job Site. “Bonded Job Site” means the site specified in a contract that is the subject to a payment or performance bond (or other Bonding Obligation) where any Borrower is to perform or provide the contracted for services or goods required thereunder. “Bonding Obligations” means any and all obligations of the Company or any of its Restricted Subsidiaries to any Person to secure or assure the performance of any bid, contract, lease or statutory obligation, or otherwise constituting a bid, performance, return-of-money, surety, appeal or payment bond, contract or like undertaking, in each case, entered into by the Company or such Subsidiary in the Ordinary Course of Business. “Borrower Agent” has the meaning specified in Section 2.15(g). 9 [Matrix] Credit Agreement #85638137

“Borrowers” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 7.02. “Borrowing” means any of (a) a Revolving Credit Borrowing or (b) a Swing Line Borrowing, as the context may require. “Borrowing Base” means, at any time of calculation, the Dollar Equivalent an amount equal to: (a) the Value of Eligible Accounts (less (but without duplication) the Dollar Equivalent of all cash received but not yet applied in respect of such Eligible Accounts) multiplied by 85%; plus (b) the Value of Eligible Time and Material Accounts (less (but without duplication) the Dollar Equivalent of all cash received but not yet applied in respect of such Eligible Time and Material Accounts) multiplied by 80%; plus (c) the lesser of (i) the Dollar Equivalent of the Cost of Eligible Inventory multiplied by 50% and (ii) the Dollar Equivalent of $3,000,000; plus (d) the lesser of (i) the Dollar Equivalent of the NOLV of Eligible Equipment multiplied by 85% and (ii) the Dollar Equivalent of $20,000,000; plus (e) the lesser of (i) the Dollar Equivalent of Eligible Cash (but excluding all cash received but not yet applied in respect of, or in the reduction of, any other Borrowing Base assets) multiplied by 100% and (ii) the Dollar Equivalent of $50,000,000; less (f) the Dollar Equivalent amount of all Availability Reserves. The term “Borrowing Base” and the calculation thereof shall not include any assets or property acquired in any Acquisition (including any Permitted Acquisition), or otherwise outside the ordinary course of business, in each case unless (x) if so required by the Administrative Agent, the Administrative Agent has conducted Field Exams and appraisals reasonably required by it (with results reasonably satisfactory to the Administrative Agent) and (y) the Person owning such assets or property shall be a (directly or indirectly) wholly-owned Domestic Subsidiary of the Company and have become a Borrower. “Borrowing Base Assets” means all assets of the Borrowers of the type included in the Borrowing Base, regardless of eligibility thereof. “Borrowing Base Certificate” means a certificate, in the form of Exhibit D hereto and otherwise in satisfactory to Administrative Agent, by which Borrowers certify calculation of the Borrowing Base. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to (x) any interest rate settings as to a Loan bearing interest by reference to CORRA, any fundings, disbursements, settlements and payments in respect of any such Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Loan, means any such day that is also a day other than a Saturday, Sunday or other day on which commercial banks in Toronto are authorized or are required by law to remain closed or (y) any interest rate settings as to a Loan bearing interest by reference to SOFR, any fundings, disbursements, 10 [Matrix] Credit Agreement #85638137 settlements and payments in respect of any such Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Loan any day that is also a U.S. Government Securities Business Day. “Canadian Available Tenor” means, as of any date of determination and with respect to the then-current Canadian Benchmark, as applicable, (x) if the then-current Canadian Benchmark is a term rate, any tenor for such Canadian Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Canadian Benchmark, as applicable, pursuant to this Agreement as of such date. “Canadian Benchmark” means, initially, the Term CORRA Reference Rate; provided that if a Canadian Benchmark Transition Event has occurred with respect to the Term CORRA Reference Rate or the then-current Canadian Benchmark, then “Canadian Benchmark” means the applicable Canadian Benchmark Replacement to the extent that such Canadian Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(c)(i). “Canadian Benchmark Replacement” means, with respect to any Canadian Benchmark Transition Event, (a) where a Canadian Benchmark Transition Event has occurred with respect to the Term CORRA Reference Rate, Daily Compounded CORRA; and (b) where a Canadian Benchmark Transition Event has occurred with respect to a Canadian Benchmark other than the Term CORRA Reference Rate, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Canadian Borrowers giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Canadian Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Canadian Benchmark for Canadian Dollar-denominated syndicated credit facilities and (ii) the related Canadian Benchmark Replacement Adjustment. If the Canadian Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Canadian Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Canadian Benchmark Replacement Conforming Changes” means, with respect to any Canadian Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “Canadian Prime Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Canadian Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Canadian Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). 11 [Matrix] Credit Agreement #85638137

“Canadian Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Canadian Benchmark with a Canadian Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Canadian Borrowers giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Canadian Benchmark with the applicable Canadian Unadjusted Benchmark Replacement by the Canadian Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Canadian Benchmark with the applicable Canadian Unadjusted Benchmark Replacement for Canadian Dollar-denominated syndicated credit facilities at such time. “Canadian Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Canadian Benchmark: (a) in the case of clause (a) or (b) of the definition of “Canadian Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Canadian Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Canadian Available Tenors of such Canadian Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Canadian Benchmark Transition Event,” the first date on which such Canadian Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Canadian Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Canadian Available Tenor of such Canadian Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Canadian Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Canadian Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Canadian Available Tenors of such Canadian Benchmark (or the published component used in the calculation thereof). “Canadian Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Canadian Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Canadian Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Canadian Available Tenors of such Canadian Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Canadian Available Tenor of such Canadian Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Canadian Benchmark (or the published component used in the calculation thereof), the Bank of Canada, an insolvency official with jurisdiction over the administrator for such Canadian Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Canadian Benchmark (or such component) or a court or an entity with similar insolvency or resolution 12 [Matrix] Credit Agreement #85638137 authority over the administrator for such Canadian Benchmark (or such component), which states that the administrator of such Canadian Benchmark (or such component) has ceased or will cease to provide all Canadian Available Tenors of such Canadian Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Canadian Available Tenor of such Canadian Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Canadian Benchmark (or the published component used in the calculation thereof) announcing that all Canadian Available Tenors of such Canadian Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Canadian Benchmark Transition Event” will be deemed to have occurred with respect to any Canadian Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Canadian Available Tenor of such Canadian Benchmark (or the published component used in the calculation thereof). “Canadian Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Canadian Benchmark Replacement Date has occurred if, at such time, no Canadian Benchmark Replacement has replaced the then-current Canadian Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(c), and (b) ending at the time that a Canadian Benchmark Replacement has replaced the then-current Canadian Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03(c). “Canadian Borrowers” has the meaning specified in the introductory paragraph hereto. “Canadian Dollars” means the lawful currency of Canada. “Canadian Dollar Sublimit” means the Dollar Equivalent of $15,000,000. “Canadian Defined Benefit Pension Plan” means each Canadian Pension Plan, other than a Canadian Multi-Employer Pension Plan, that contains a “defined benefit provision” as such term is defined in Section 147.1(1) of the Tax Act. “Canadian Multi-Employer Pension Plan” means each Canadian Pension Plan that is a “multi-employer pension plan” as such term is defined under the PBA, and each “multi-employer plan” as such term is defined in Section 8500(1) of the Income Tax Regulations (Canada). “Canadian Insolvency Laws” means any of the Bankruptcy Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-up and Restructuring Act (Canada), and any other applicable insolvency or other similar law of Canada or any province or territory thereof relating to bankruptcy, insolvency, assignments for the benefit of creditors, formal or informal moratoria, compositions, compromises or extensions generally with creditors, or proceedings seeking reorganization, recapitalization, arrangement, dissolution, liquidation, winding-up or other similar relief (including, without limitation, the Canadian corporate statutes when relied upon in connection with any of the foregoing). “Canadian Pension Plan” means each pension plan that is a “registered pension plan” as such term is defined in subsection 248(1) of the Tax Act or that is subject to the funding requirements of the PBA and that is maintained or contributed to, or to which there is or may be an obligation to contribute 13 [Matrix] Credit Agreement #85638137 by a Loan Party or any Affiliate, or in respect of which a Loan Party or any Affiliate thereof has any liability, contingent or otherwise, in each case, for or in respect of their employees or former employees, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec respectively. “Canadian Pension Event” means (a) the failure of a Loan Party or any Affiliate to make required contributions when due to any Canadian Pension Plan in accordance with its terms and applicable Laws; (b) a withdrawal by a Loan Party or any Affiliate thereof from a Canadian Defined Benefit Pension Plan or a Canadian Multi-Employer Pension Plan resulting in the full or partial wind-up of such Canadian Defined Benefit Pension Plan or Canadian Multi-Employer Pension Plan or resulting in either the imposition of withdrawal liability on any Loan Party or any Affiliate thereof, or notification to any Loan Party or any Affiliate thereof concerning the imposition of any withdrawal liability; (; (c) the voluntary full or partial wind up of a Canadian Defined Benefit Pension Plan by a Loan Party or any Affiliate thereof, or the filing of a notice of intent to terminate a Canadian Defined Benefit Pension Plan or a Canadian Multi-Employer Pension Plan with the Chief Executive Officer of the Financial Services Regulatory Authority of Ontario, or a similar Governmental Authority of another provincial or federal jurisdiction (d) the Chief Executive Officer of the Financial Services Regulatory Authority of Ontario, or a similar Governmental Authority instituting proceedings to revoke registration or terminate, in whole or in part, any Canadian Defined Benefit Pension Plan or Canadian Multi-Employer Pension Plan or causing a trustee to be appointed to administer any Canadian Defined Benefit Pension Plan or Canadian Multi-Employer Pension Plan, or the Chief Executive Officer of the Financial Services Regulatory Authority of Ontario, or a similar Governmental Authority instituting a proceeding in respect of a Canadian Defined Benefit Pension Plan or Canadian Multi-Employer Pension Plan and such proceeding shall not have been dismissed within thirty (30) days thereafter; (e) a contribution failure in respect of any Canadian Pension Plan sufficient to give rise to a Lien, or the occurrence of any event with respect to any Canadian Pension Plan which could result in the incurrence of a liability, fine or penalty under the terms of such plan, the PBA or the Tax Act ; or (f) a Loan Party or any Affiliate thereof becomes liable for any obligations under a Canadian Defined Benefit Pension Plan or Canadian Multi-Employer Pension Plan. “Canadian Prime Rate” means, for any day a fluctuating rate of interest per annum equal to the greatest of (a) the per annum rate of interest quoted or established as the “prime rate” of the Administrative Agent which it quotes or establishes for such day as its reference rate of interest in order to determine interest rates for commercial loans in Canadian Dollars in Canada to its Canadian Borrowers; (b) one (1) month Adjusted Term CORRA plus 1.00%; and (c) 1.00%. Such prime rate is based on various factors including cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime rate shall take effect at the opening of business on the day specified in the public announcement of such change. “Canadian Prime Rate Loan” means a Revolving Credit Loan that bears interest based on the Canadian Prime Rate. All Canadian Prime Rate Loans shall be denominated in Canadian Dollars only. “Canadian Relevant Governmental Body” means the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or any successor thereto. “Canadian Security Agreement” means the Security Agreement dated as of the date hereof by the Canadian Borrowers, each other Loan Parties registered or incorporated under the laws of Canada or any 14 [Matrix] Credit Agreement #85638137 province or territory thereof and the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit C-2. “Canadian Unadjusted Benchmark Replacement” means the applicable Canadian Benchmark Replacement excluding the related Canadian Benchmark Replacement Adjustment. “Capital Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, (a) for the benefit of one or more of the Letter of Credit Issuer or the Revolving Credit Lenders, as collateral for Letter of Credit Obligations or obligations of the Revolving Credit Lenders to fund participations in respect of Letter of Credit Obligations, cash or deposit account balances or, if the Administrative Agent and the Letter of Credit Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Letter of Credit Issuer, (b) for the benefit of the Administrative Agent, as collateral for Protective Advances or Swing Line Loans that have not been refunded by the Revolving Credit Lenders, cash or deposit account balances or, if the Administrative Agent shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent or (c) for the benefit of the Secured Parties during the continuance of an Event of Default or in connection with the Payment in Full, as collateral for any Obligations that are due or may become due, cash or deposit account balances or, if the Administrative Agent shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means any of the following types of property, to the extent owned by the Company or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Security Instruments): (a) cash, denominated in Dollars, or in the case of the Canadian Borrowers, denominated in Canadian Dollars; (b) readily marketable direct obligations of the government of the United States or Canada or any agency or instrumentality thereof, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by the government of the United States or Canada or any state, province, territory or municipality thereof, in each case so long as such obligation has an investment grade rating by S&P and Moody’s; (c) commercial paper or short-term deposits rated at least P-1 (or the then equivalent grade) by Moody’s andor A-1 (or the then equivalent grade) by S&P, or carrying an equivalent rating by a nationally recognized rating agency if at any time neither Moody’s nor S&P shall be rating such obligations; (d) insured certificates of deposit or, bankers’ acceptances of, corporate money market accounts, or time deposits with any Lender or with any commercial bank that (i) is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper or short-term deposit rated as described in the first portion of clause (c) above, (iii) is organized under the laws of the United States or of any state thereof and (iv) has combined capital and surplus of at least $500,000,000; 15 [Matrix] Credit Agreement #85638137

(e) readily marketable general obligations of any corporation organized under the laws of any state of the United States of America or any province or territory of Canada, payable in the United States of America or Canada, as applicable, expressed to mature not later than twelve months following the date of issuance thereof and rated A or better by S&P or A3 or better by Moody’s; (f) readily marketable shares of investment companies or money market funds that, in each case, invest solely in the foregoing Investments described in clauses (a) through (e) above; and (g) in the case of any Subsidiary of the Company organized or having its principal place of business outside the United States or Canada, investments denominated in the currency of the jurisdiction in which such Subsidiary is organized or has its principal place of business which are similar in nature and substantially the same in term and ratings to the items specified in clauses (a) through (f) above. “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980. “CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency. “CFC” has the meaning specified in the definition of “Excluded Subsidiary”. “CFCHC” has the meaning specified in the definition of “Excluded Subsidiary”. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of the Company or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-4 and 13d-6 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the Equity Interests of the Company on a fully-diluted basis (and taking into account all such Equity Interests that such person or group has the right to acquire pursuant to any option right); or (b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose 16 [Matrix] Credit Agreement #85638137 election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) the Company shall fail to own and control, beneficially and of record (directly or indirectly), 100% of the issued and outstanding Equity Interests of each of its Restricted Subsidiaries, except where such failure is the result of a transaction permitted under the Loan Documents; or (d) any “change of control” or similar event occurs under the Organic Documents of any Borrower or under any Material Contract to which any Borrower is a party. “Closing Date” means the first date all the conditions precedent in Section 5.01 are satisfied or waived in accordance with Section 11.01 (or, in the case of Section 5.01(b), waived by the Person entitled to receive the applicable payment). “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means, collectively, certain property of the Loan Parties or any other Person in which the Administrative Agent or any Secured Party is granted a Lien under any Security Instrument as security for all or any portion of the Obligations or any other obligation arising under any Loan Document. “Commitment Increase” has the meaning specified in Section 2.18(a). “Committed Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of SOFR Loans, in each case, described in Section 2.02. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Company” means Matrix. “Compliance Certificate” means a certificate substantially in the form of Exhibit B. “Concentration Account” has the meaning specified in Section 4.04(b). “Conforming Changes” means with respect to either the use of administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “U.S. Government Securities Business Day”, the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion (and acting in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any 17 [Matrix] Credit Agreement #85638137 portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Conforming Credit Product Obligations” means Credit Product Obligations (a) established pursuant to a Credit Product Notice delivered at a time no Event of Default shall be continuing and (b) up to a maximum amount (or, in the case of Credit Product Obligations arising under Swap Contracts, the Swap Termination Value thereunder) specified in such Credit Product Notice (whether delivered to establish or increase the amount thereof) to the extent that no Overadvance would exist if a Credit Product Reserve were established therefore on the date of such Credit Product Notice. “Consolidated” means the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries. “Consolidated Capital Expenditures” means, with respect to the Company and its Restricted Subsidiaries on a Consolidated basis, for any period the sum of (without duplication) all expenditures (whether paid in cash or accrued as liabilities) by the Company or any Restricted Subsidiary during such period for items that would be classified as “property, plant or equipment” or comparable items on the Consolidated balance sheet of the Company and its Restricted Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized; provided that Consolidated Capital Expenditures shall exclude any capital expenditures (a) financed with Indebtedness permitted hereunder other than Loans, (b) made with (i) Net Cash Proceeds from any Disposition described in Section 8.05(b) or (ii) proceeds of insurance arising from any casualty or other insured damage or from condemnation or similar awards with respect to any property or asset, in each case, to the extent such proceeds are reinvested within ninety days of receipt thereof, and (c) constituting any portion of the purchase price of an Permitted Acquisition which is accounted for as a capital expenditure. “Consolidated Cash Balance” means, at any time, (a) the aggregate amount of unrestricted cash and Cash Equivalents held or controlled by the Borrowers and their Restricted Subsidiaries (other than amounts held in the Equity Repurchase Program Securities Account, in the JP Credit Card Cash Collateral Account or in a Qualified Account) minus (b) the sum of (i) Cash Collateral that is Cash Collateralizing Obligations in accordance with this Agreement plus (ii) any outstanding checks and similar payment items issued by Borrowers and their Restricted Subsidiaries in the ordinary course of business and pending electronic funds transfers of Borrowers and their Restricted Subsidiaries. “Consolidated EBITDA” means, for any period, the result of (a) Consolidated Net Income for such period; plus, to the extent deducted in determining such Consolidated Net Income, without duplication, (i) Consolidated Interest Charges (net of interest income for such period of the Company and its Restricted Subsidiaries) for such period, plus (ii) federal, state, provincial, territorial local and foreign income tax expense for such period, net of income tax credits, plus (iii) depreciation and amortization for such period, plus (iv) non-cash compensation expense, or other non-cash expenses or charges, for such period arising from the granting of stock options, stock appreciation rights or similar equity arrangements, plus (v) non-cash expenses or losses and other non-cash charges incurred during such period (excluding any non-cash charges representing an accrual of, or reserve for, cash charges to be paid within the next twelve months and reduced by any cash payments made during such period in respect of such non-cash items added back in a prior period); plus (vi) expenses of up to $1,000,000 in the aggregate during the term of this Agreement incurred in connection with the Transaction, plus or (minus) (vii) any extraordinary gains or (losses) incurred other than those incurred in the ordinary course 18 [Matrix] Credit Agreement #85638137 of business; minus (b) the sum of (i) non-cash income, gains or profits during such period plus (ii) to the extent included in calculating Consolidated Net Income for such period, the non-cash portion (as to the Company or the applicable Subsidiary) of any income that is generated by a Joint Venture for such period; in each case for clauses (a) and (b) above as determined for the Company and its Restricted Subsidiaries on a Consolidated basis and subject to applicable Pro Forma Adjustments. “Consolidated Fixed Charge Coverage Ratio” means the ratio, determined on a Consolidated basis for the Company and its Restricted Subsidiaries for the applicable Measurement Period, of (a) Consolidated EBITDA minus Consolidated Capital Expenditures to (b) Consolidated Fixed Charges. “Consolidated Fixed Charges” means, for any period, for the Company and its Restricted Subsidiaries on a Consolidated basis, the sum of, without duplication, (a) Consolidated Interest Charges paid or required to be paid in cash during such period, (b) all principal repayments made or required to be made of Consolidated Funded Indebtedness during such period, but excluding (i) any such payments to the extent constituting a refinancing of such Consolidated Funded Indebtedness through the incurrence of additional Indebtedness otherwise expressly permitted under Section 8.02 and (ii) repayments of Revolving Credit Loans, (c) the greater of (i) the aggregate amount of federal, state, provincial, territorial, local and foreign income taxes paid in cash (less any refunds actually received in cash with respect to taxes for the same period), in each case, of or by the Company and its Restricted Subsidiaries during such period and (ii) $0, and (d) all Restricted Payments made in cash during such period. “Consolidated Funded Indebtedness” means, as of any date of determination, for the Company and its Restricted Subsidiaries on a Consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct obligations arising under standby and commercial letters of credit (excluding the undrawn amount thereof), bankers’ acceptances, bank guaranties (excluding the amounts available thereunder as to which demand for payment has not yet been made), surety bonds (excluding the amounts available thereunder as to which demand for payment has not yet been made) and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable arising in the Ordinary Course of Business not more than sixty (60) days past due, (e) Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Company or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Company or a Restricted Subsidiary is a general partner or joint venturer, to the extent such Indebtedness is recourse to the Company or such Restricted Subsidiary. “Consolidated Interest Charges” means, with respect to the Company and its Restricted Subsidiaries for any period ending on the date of computation thereof, the gross interest expense of the Company and its Restricted Subsidiaries, including without limitation (a) the current amortized portion of all fees (including fees payable in respect of any Swap Contract in the nature of an interest rate hedge and all fees payable in respect of any Letter of Credit) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense and (b) the portion of any payments made in connection with Capital Leases allocable to interest expense, all determined on a Consolidated basis; provided however, that Consolidated Interest Charges shall include the amount of payments in respect of Synthetic Lease Obligations that are in the nature of interest. 19 [Matrix] Credit Agreement #85638137

“Consolidated Net Income” means, for any period, for the Company and its Restricted Subsidiaries on a Consolidated basis, the net income after taxation of the Company and its Restricted Subsidiaries for that period excluding (a) net income, expenses, losses or gains realized in connection with (i) any sale, lease, conveyance or other disposition of any asset (other than in the Ordinary Course of Business), or (ii) repayment, repurchase or redemption of Indebtedness (including any cancellation or early extinguishment of Indebtedness), and (b) extraordinary or nonrecurring gain or income (or expense), in either case consented by the Administrative Agent; provided that there shall be excluded from Consolidated Net Income, without duplication, (x) the net income or loss of (x) any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting to the extent of the amount of dividends or distributions are not actually paid to the Company or a Restricted Subsidiary in cash, (y) any Person in which any other Person (other than the Company or a Subsidiary) has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid in cash to the Company or a Restricted Subsidiary by such Person during such period and (z) any Person the ability of which to make Restricted Payments is restricted by any agreement or Organization Document, except to the extent of the amount of dividends or other distributions actually paid in cash to the Company or a Restricted Subsidiary by such Person during such period to the extent permitted to be paid. “Consolidated Total Assets” means, as of any date of determination, the total assets of the Company and the Restricted Subsidiaries on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Company delivered pursuant to Section 7.01 or, for the period prior to the time any such statements are so delivered pursuant to Section 7.01, the pro forma financial statements otherwise previously delivered to the Administrative Agent. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Control Agreement” means, with respect to any Deposit Account, Securities Account or Commodity Account, an agreement, in form and substance satisfactory to the Administrative Agent, among the Administrative Agent, the financial institution or other Person at which such account is maintained and the Loan Party maintaining such account, effective to grant “control” (as defined under the applicable UCC or PPSA) over such account to the Administrative Agent. “Controlled Account Bank” means each bank with whom Deposit Accounts are maintained in which any funds of any of the Loan Parties are concentrated and with whom a Control Agreement has been, or is required to be, executed in accordance with the terms hereof. “Controlled Deposit Account” means each Deposit Account (including all funds on deposit therein) that is the subject of an effective Control Agreement and that is maintained by any Loan Party with a financial institution approved by the Administrative Agent. “Controlled Persons” means, with respect to any Person, (a) its Subsidiaries and Affiliates, (b) its officers, directors, employees and agents and (c) the officers, directors, employees and agents of such Subsidiaries and Affiliates. 20 [Matrix] Credit Agreement #85638137

“Core Business” means any material line of business conducted by the Company and its Subsidiaries as of the Closing Date and any business directly related thereto. “CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator). “CORRA Loan” means a Loan bearing interest based on Adjusted Term CORRA, other than pursuant to clause (b) of the definition of “Canadian Rate.”. “Cost” means (a) with respect to Inventory, the lower of (i) cost (as reflected in the general ledger of such Person) and (ii) market value, in each case, determined in accordance with GAAP calculated on a first-in, first-out basis and in accordance with the Loan Parties’ accounting practices as in effect on the Closing Date and (b) with respect to Equipment, Real Property and other property, the lower of (i) cost (as reflected in the general ledger of such Person) and (ii) market value, in each case, determined in accordance with GAAP. “Covered Entity” has the meaning specified in Section 11.21(b). “Credit Exposure” means, as to any Lender at any time, the aggregate amount of such Lender’s Revolving Credit Exposure at such time. “Credit Extension” means each of the following: (a) a Borrowing and (b) a Letter of Credit Extension. “Credit Judgment” means, with reference to the Administrative Agent, a determination made in good faith using reasonable business judgment (from the perspective of a secured, asset-based lender). “Credit Product Arrangements” means, collectively, (a) Swap Contracts between a Loan Party and any Lender or Affiliate of a Lender and (b) Treasury Management and Other Services. “Credit Product Notice” means the written notice from a Credit Product Provider and the Borrower Agent to the Administrative Agent relating to Credit Product Arrangements in the form of Exhibit G hereto, or such other form as may be acceptable to the Administrative Agent. “Credit Product Obligations” means Indebtedness and other obligations of any Loan Party (a) arising under Credit Product Arrangements, (b) owing to any Credit Product Provider and (c) only if owing to a Credit Product Provider other than BMO or its Affiliates, as to which a Credit Product Notice has been delivered to the Administrative Agent in which the Borrower Agent has expressly requested that such obligations be treated as Credit Product Obligations for purposes hereof; provided, however, Credit Product Obligations shall not include Excluded Swap Obligations. “Credit Product Provider” means BMO or any of its Affiliates, so long as such provider and the Borrower Agent deliver a Credit Product Notice to the Administrative Agent by the later of the Closing Date or, if not outstanding on the Closing Date, ten (10) days following the entering into of the applicable Credit Product Arrangement, (i) describing the Credit Product Arrangement and setting forth the maximum amount of Credit Product Obligations thereunder to be secured by the Collateral (and, if all or any portion of such Credit Product Obligations arise under Swap Contracts, the Swap Termination Value of such Credit Product Obligations) and the methodology to be used in calculating such amount and (ii) agreeing to be bound by Section 10.12. 21 [Matrix] Credit Agreement #85638137

“Credit Product Reserve” means (a) reserves which shall be established by the Administrative Agent in an amount equal to not less than the last reported Swap Termination Value (as given in accordance with the definition of Credit Product Obligation) of the then outstanding Priority Swap Obligations for the account of the Loan Parties or their Affiliates, and (b) reserves established by the Administrative Agent from time to time in its discretion to reflect the reasonably anticipated liabilities in respect of the then outstanding Credit Product Obligations. “Daily Compounded CORRA” means, for any day, CORRA with interest accruing on a compounded daily basis, with the methodology and conventions for this rate (which will include compounding in arrears with a lookback) being established by the Administrative Agent in accordance with the methodology and conventions for this rate selected or recommended by the Canadian Relevant Governmental Body for determining compounded CORRA for business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion; and provided that if the administrator has not provided or published CORRA and a Canadian Benchmark Replacement Date with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Daily Exchange Rate” means the daily average exchange rate as published by a reputable source chosen from time to time by the Administrative Agent and as determined by the Administrative Agent, provided that, if any such date of determination is not a Business Day, then it shall be the Daily Exchange Rate as of the most recently ended Business Day. “Debtor Relief Laws” means the Bankruptcy Code of the United States, the Canadian Insolvency Laws, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or Canada or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Deed of Hypothec” means the deed of hypothec creating a hypothec in favor of the Administrative Agent, as hypothecary representative for the benefit of the Secured Parties, pursuant to the laws of the Province of Québec on the assets of any of the Canadian Borrowers or any other Loan Party existing under the laws of the Province of Québec, having its domicile (within the meaning of the Civil Code of Québec) in the Province of Québec or having a place of business or tangible property situated in the Province of Québec. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would unless cured or waived be an Event of Default. “Default Rate” means an interest rate equal to the sum of (a) the Base Rate or the Canadian Prime Rate, as applicable, plus (b) the Applicable Margin with respect to Base Rate Loans, plus (c) 2% per annum; provided, however, that (i) with respect to any CORRA Loan or SOFR Loan, until the end of the Interest Period during which the Default Rate is first applicable, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such CORRA 22 [Matrix] Credit Agreement #85638137

Loan or SOFR Loan, as applicable, plus 2% per annum, and thereafter as set forth in the portion of this sentence preceding this proviso, and (ii) with respect to Letter of Credit Fees, the Default Rate shall equal the Letter of Credit Fee, then in effect plus 2% per annum, in each case to the fullest extent permitted by applicable Laws. “Default Right” has the meaning specified in Section 11.21(b). “Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower Agent in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Letter of Credit Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including, in the case of any Revolving Credit Lender, in respect of its participations in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified any Borrower, the Administrative Agent, the Letter of Credit Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower Agent, to confirm in writing to the Administrative Agent and the Borrower Agent that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower Agent), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) upon delivery of written notice of such determination by the Administrative Agent to the Borrower Agent, the Letter of Credit Issuer, the Swing Line Lender and each other Lender. “Designated Jurisdiction” means, at any time, any country, region or territory which is itself the target of Sanctions broadly restricting or prohibiting dealings with such country, region or territory (including, without limitation, the Crimea region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria). “Dilution Percent” means the percent, for the most recently ended period of twelve consecutive months, equal to (a) bad debt write-downs or write-offs, discounts, returns, promotions, credits, credit 23 [Matrix] Credit Agreement #85638137 memos and other dilutive items with respect to Accounts for such period, divided by (b) gross sales for such period. “Dilution Reserve” means, at any date of determination, (a) the percentage amount by which the Dilution Percent exceeds 5.0% times (b) the amount of Eligible Accounts of the Borrowers. “Direct Foreign Subsidiary” means a Subsidiary, other than a Domestic Subsidiary that is not a CFCHC, a majority of whose Voting Equity Interests are owned by the Company or a Domestic Subsidiary. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including by Division, any sale and leaseback transaction, any casualty or condemnation or otherwise) of any property (including any Equity Interest), or part thereof, by any Person, and including any sale, assignment, transfer, forgiveness, write-off or other disposal, with or without recourse, of any Investment, notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interest” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 180 days after the Maturity Date, (b) is convertible into or exchangeable for debt securities (unless only occurring at the sole option of the issuer thereof), (c) (i) contains any repurchase obligation that may come into effect prior to, (ii) requires cash dividend payments (other than taxes) prior to, or (iii) provides the holders thereof with any rights to receive any cash upon the occurrence of a change of control or sale of assets prior to, in each case, the date that is 180 days after the Maturity Date; provided, however, that (i) with respect to any Equity Interests issued to any employee or to any plan for the benefit of employees of the Company or its Subsidiaries or by any such plan to such employees, such Equity Interest shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Company or one of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, resignation, death or disability and (ii) any class of Equity Interest of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of an Equity Interest that is not a Disqualified Equity Interest, such Equity Interests shall not be deemed to be Disqualified Equity Interests and (iii) only the portion of such Equity Interests which so matures or is so mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Equity Interests. “Division” means the creation of one or more new limited liability companies by means of any statutory division of a limited liability company pursuant to any applicable limited liability company act or similar statute of any jurisdiction. “Divide” shall have the corresponding meaning. “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount in Dollars, (b) with respect to any amount denominated in Canadian Dollars, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time of calculation on the basis of the applicable Spot Rate and, (c) with respect to any amount denominated in Australian Dollars, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time of calculation on the basis of the applicable Spot Rate., (d) with respect to any amount denominated in Euros, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time 24 [Matrix] Credit Agreement #85638137 of calculation on the basis of the applicable Spot Rate and (e) with respect to any amount denominated in Pounds Sterling, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time of calculation on the basis of the applicable Spot Rate. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States (but excluding any territory or possession thereof). “Dominion Trigger Period” means the period (a) commencing on the day that (i) an Event of Default occurs and is continuing or (ii) Availability is less than the greater of (x) 17.5% of the Aggregate Revolving Credit Commitments at such time and (y) $17,500,00015,750,000 and (b) continuing until the date that during the previous sixty (60) consecutive days, (i) no Event of Default has existed and (ii) Availability has been greater than the greater of (x) 17.5% of the Aggregate Revolving Credit Commitments at such time and (y) $17,500,00015,750,000 at all times during such period; provided, however, that a Dominion Trigger Period may not be cured as contemplated by clause (b) more than two (2) times in any fiscal year. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Accounts” means Accounts due to a Borrower that are determined by the Administrative Agent, in its Credit Judgment, to be Eligible Accounts. Except as otherwise agreed by the Administrative Agent at its sole option, and without limiting the ability of the Administrative Agent to exercise its Credit Judgment to determine whether an Account constitutes an Eligible Account, each of the following shall be deemed to be Accounts that are not Eligible Accounts: (a) Accounts that are not fully earned by performance (or otherwise represent a progress or milestone billing, a pre-billing or an otherwise contingent Account (it being agreed that, without limiting the foregoing, an Account shall be eligible under this clause if such Account is conditioned upon such Borrower’s satisfactory completion of any further performance under the agreement related to such Account, or if such Borrower has any remaining performance obligations (other than customary warranty obligations not then performable) under any such agreement related to such Account)) or not evidenced by a written invoice which has been delivered to the applicable Account Debtor; (b) Accounts that have been outstanding for more than ninety (90) days from the invoice date or more than sixty (60) days past the original due date, whichever comes first; (c) Accounts due from any Account Debtor, fifty percent (50%) of whose Accounts or of those Accounts of its Affiliates are otherwise ineligible under the terms clause (b) above (whether by 25 [Matrix] Credit Agreement #85638137 application of clause (b) under this definition and/or by cross-reference thereto under the definition of Eligible Time and Material Accounts, or both); (d) Accounts due from any Sanctioned Person or that otherwise involve transactions or dealings that are prohibited by or would cause the Administrative Agent, Swing Line Lender, Letter of Credit Issuer, any Lender or Loan Party to be in violation of Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions; (e) Accounts with respect to which (i) any representation or warranty set for in any Loan Document with respect thereto is not true and correct in all material respects, (ii) a Borrower does not have good, valid and marketable title thereto, free and clear of any Lien (other than junior Permitted Liens), (iii) is not subject to a perfected first priority Lien in favor of the Administrative Agent (and without limiting the foregoing, the proceeds of such Account may not be subject to any trust (whether arising by contract or Law) in respect of the application of such proceeds) or (iv) the applicable Account Debtor has not been instructed to (or does not in fact) remit payment to a deposit account of a Borrower subject to a Control Agreement; (f) Accounts which are disputed or with respect to which a claim, counterclaim, offset or chargeback has been asserted, but only to the extent of such dispute, counterclaim, offset or chargeback, provided that in order for an Account to be eligible under this “but only” clause, such dispute, counterclaim, offset or chargeback must be reducible to liquidated sum (with the calculation thereof being acceptable to the Administrative Agent); (g) Accounts which (i) do not arise out of a sale of goods or rendition of services (in each case, excluding warranty contracts on a standalone basis) in the Ordinary Course of Business, (ii) do not arise upon credit terms usual to the business of the Borrowers, (iii) are not payable in Dollars, (iv) is not payable to a Borrower or (v) have been determined to be uncollectible; (h) Accounts (i) upon which a Borrower’s right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever, including cash on delivery and cash in advance transactions or (ii) as to which a Borrower is not able to bring suit or otherwise enforce its remedies against the related Account Debtor through judicial process; (i) Accounts which are owed by any officer, director, agent or Affiliate any Borrower; (j) Accounts for which all material consents, approvals or authorizations of, or registrations or declarations with any Governmental Authority required to be obtained, effected or given in connection with the performance of such Account by the Account Debtor or in connection with the enforcement of such Account by the Administrative Agent have not been duly obtained, effected or given or are not in full force and effect; (k) Accounts due from an Account Debtor either which is the subject of any bankruptcy, insolvency or similar proceeding under any Debtor Relief Laws, has had a trustee or receiver appointed for all or a substantial part of its property, has made an assignment for the benefit of creditors or has suspended its business, or which is a party to any litigation, arbitration or other proceeding with a Loan Party; 26 [Matrix] Credit Agreement #85638137

(l) Accounts due from any Governmental Authority, except to the extent that the subject Account Debtor is the federal government of the United States of America and has complied with the Federal Assignment of Claims Act of 1940 and any similar state legislation; (m) Accounts (i) owing from any Account Debtor that is also a supplier to or creditor of a Borrower, unless such Person has waived in writing any right of setoff in a manner reasonably acceptable to the Administrative Agent but only to the extent of the aggregate amount of such Borrower’s liability to such Account Debtor, (ii) to the extent representing any manufacturer’s or supplier’s allowances, credits, discounts, incentive plans or similar arrangements entitling such Borrower to discounts on future purchase therefrom, (iii) to the extent constituting amounts owed with respect to loans or advances, or (iv) to the extent relating to payment of interest, fees, late charges or Taxes; (n) Accounts arising out of sales on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis or subject to any right of return, setoff or charge back (o) Accounts where any return, rejection or repossession of any services or asset has occurred the sale or provision of which gave rise to such Account, or whether the underlying agreement has been canceled by the Account Debtor; (p) Accounts arising out of sales or services to any Account Debtor organized or having its principal office or substantially all assets outside the United States or Canada unless either (i) such Accounts are fully backed by an irrevocable letter of credit on terms, and issued by a financial institution, acceptable to the Administrative Agent and such irrevocable letter of credit is in the possession of the Administrative Agent, or (ii) such Accounts are supported by credit insurance on terms and from providers acceptable to the Administrative Agent, including naming the Administrative Agent as an additional insured and loss payee; (q) Accounts that are evidenced by any judgment, Instrument or Chattel Paper; (r) Accounts due from an Account Debtor and its Affiliates, the aggregate of which Accounts (including Eligible Accounts and Eligible Time and Material Accounts) due from such Account Debtor and its Affiliates represents more than twenty percent (20%) of all then outstanding Accounts owed to the Borrowers, but only to the extent of such excess; (s) Accounts that remain open after the applicable Account Debtor has made a partial payment in respect of the applicable invoice (whether or not the applicable Account Debtor has provided an explanation for such partial payment), provided that in the case of any internally facing invoice related to a customer Account that reflects a partial payment but where the externally facing invoice related to such customer Account that was delivered to the customer has been paid in full, the Administrative Agent may in its sole discretion permit the balance of such Account (to the extent otherwise eligible under the other clauses below) to be eligible; (t) Accounts where the applicable Account Debtor tendered a check or other item of payment in full or partial satisfaction and such check or other item of payment has been returned by the financial institution on which it is drawn; (u) Accounts arising from the sale or rental of goods where such goods are the subject of a Capital Lease or any purchase money financing arrangement; 27 [Matrix] Credit Agreement #85638137

(v) Accounts for which payment has been received by the applicable Borrower but such payment has not been applied to the applicable Account; (w) Accounts for which amounts (including any amounts constituting retainage) remain owing to any providers of materials or laborers (other than employees of a Loan Party, which amounts owing to employees may be subject to an Availability Reserve) who provided materials or services, or both, related to the sale of goods or performance of services that gave rise to the applicable Account, unless (at the Administrative Agent’s election) such amounts have been specifically and fully Reserved; (x) such Account is owed by an Account Debtor as to which a Borrower has entered into a factoring or similar agreement with respect to any of the Accounts owing by such Account Debtor to a Borrower (regardless of whether such Account has been factored); (y) Accounts for which the underlying sale and other documentation governing such Account is not governed by the laws of the United States or in the case of any Accounts of a Canadian Borrower, any state thereof or Canada or any province or territory thereof; (z) Accounts (or any portion thereof) representing retainage; or (aa) Accounts arising from a sale of goods or performance of services subject to a payment or performance bond, any other Bonding Obligation or otherwise supported by a Surety; and without limiting the foregoing, any Account whose proceeds would constitute (once paid) Bonded AR Proceeds shall not constitute an Eligible Account. “Eligible Assignee” means (a) a Lender or any of its Affiliates; (b) an Approved Fund; and (c) any other Person (other than a natural person) approved by (i) the Administrative Agent, the Letter of Credit Issuer and the Swing Line Lender (each such approval not to be unreasonably withheld or delayed), and (ii) unless an Event of Default has occurred and is continuing, the Borrower Agent (such approval not to be unreasonably withheld or delayed); provided that, notwithstanding the foregoing, absent the written consent of the Administrative Agent, “Eligible Assignee” shall not include a Loan Party or any of the Loan Parties’ Affiliates or any counterparty to any Subordination Provisions or such counterparty’s Affiliates. “Eligible Borrowing Base Assets” means all Eligible Inventory, Eligible Accounts, Eligible Time and Material Accounts, Eligible Cash and Eligible Equipment. “Eligible Cash” means unrestricted cash and cash equivalents of the Borrowers from time to time deposited in a Qualified Account. In no event may (i) any Bonded AR Proceeds constitute Eligible Cash at any time that Section 4.04(b) requires that such Bonded AR Proceeds be held in a segregated Controlled Deposit Account and not commingled with other non-Bonded AR Proceeds, or (ii) any amounts held in the Equity Repurchase Program Securities Account constitute Eligible Cash. “Eligible Equipment” means Equipment owned by a Borrower as of the Closing Date that continues to be owned by such Borrower thereafter and is determined by the Administrative Agent, in its Credit Judgment, to be Eligible Equipment. Except as otherwise agreed by the Administrative Agent at its sole option, and without limiting the ability of the Administrative Agent to exercise its Credit Judgment to determine whether Equipment constitutes Eligible Equipment, each of the following shall be deemed to be Equipment that is not Eligible Equipment: 28 [Matrix] Credit Agreement #85638137

(a) Equipment as to which a Borrower does not have good, valid, and marketable title; (b) Equipment as to which a Borrower does not have actual and exclusive possession thereof (either directly or, in the Ordinary Course of Business, through a bailee, processor, or agent of such Borrower); (c) except for (i) at any time during the first sixty (60) days following the Closing Date, and (ii) at any time thereafter, (A) Equipment being utilized by a Loan Party at a customer project site in the Ordinary Course of Business, or (B) Equipment located on Real Property for which a Lien Waiver is not required hereunder, Equipment located on Real Property not owned by a Borrower, or owned by a Borrower but subject to a third party mortgage or similar encumbrance, unless subject to a Lien Waiver to the extent required hereunder for such Equipment, provided that (1) the Administrative Agent may elect to waive such requirement hereunder for such Equipment (and for the avoidance of doubt, such waiver shall not preclude the Administrative Agent from electing to impose a Rent and Charges Reserve in connection with such Equipment), or (2) even if a Lien Waiver is not required hereunder, the Administrative Agent may elect to impose a Rent and Charges Reserve at any time for such Equipment located on any Real Property for which a Lien Waiver has not been delivered; (d) Equipment that is materially damaged, defective or otherwise unfit for use in its intended purpose; (e) Equipment that is not subject to a valid and perfected first-priority Lien of the Administrative Agent, subject to no other Liens (unless subject to a Lien Waiver), or otherwise does not comply with each of the representations and warranties and covenants applicable to Equipment made by the Borrowers in this Agreement and each applicable Security Instrument; provided with respect to any Eligible Rolling Stock, the perfection (as opposed to the attachment or any other aspect) of the Administrative Agent’s Lien thereon may be deferred to the date (to the extent expressly) provided in Schedule 7.21; (f) Equipment that is Rolling Stock, unless constituting Eligible Rolling Stock; or (g) Equipment that is Bonded Equipment. “Eligible Inventory” means Inventory of a Borrower that is determined by the Administrative Agent, in its Credit Judgment, to be Eligible Inventory. Except as otherwise agreed by the Administrative Agent at its sole option, the following items of Inventory shall not be included in Eligible Inventory: (a) Inventory that is not solely owned by a Borrower or a Borrower does not have good and valid title thereto; (b) Inventory that (i) does not consist of finished goods or raw materials or (ii) is not readily saleable in the Ordinary Course of Business; (c) Inventory that does not comply with each of the covenants, representations and warranties respecting Inventory made by the Borrowers in the Loan Documents; (d) Inventory that is leased by or is on consignment to a Borrower (whether as lessor, lessee, consignor or consignee); 29 [Matrix] Credit Agreement #85638137

(e) Inventory that is not located in the United States of America or Canada (excluding territories or possessions of the United States or Canada); (f) Inventory that is not at a location that is owned by a Borrower; provided, however, that such Inventory that is located on leased premises or in the possession of a warehouseman, bailee, processor, repairman, mechanic or similar other Person in the ordinary course of business shall not be excluded from Eligible Inventory under this clause (f), so long as at any time following the sixtieth (60th) day after the Closing Date, the lessor or such Person possessing such Inventory has delivered a Lien Waiver to the Administrative Agent to the extent required hereunder for such Inventory, provided further that (A) the Administrative Agent may elect to waive such requirement hereunder for such Inventory (and for the avoidance of doubt, such waiver shall not preclude the Administrative Agent from electing to impose a Rent and Charges Reserve in connection with such Inventory), or (B) even if a Lien Waiver is not required hereunder, the Administrative Agent may elect to impose a Rent and Charges Reserve at any time for such Inventory located on any Real Property for which a Lien Waiver has not been delivered; (g) Inventory held at any location (owned or a third-party location) with an aggregate Cost of Inventory at such location of less than the Dollar Equivalent of $100,000, notwithstanding receipt of a Lien Waiver or implementation of a Rent and Charge Reserve as provided under clause (f) above; (h) Inventory that is in transit, except between locations of Borrowers (or between locations of Borrowers and processors or vendors in the Ordinary Course of Business); (i) Inventory that is comprised of goods which (i) are damaged, defective, “seconds” or otherwise unmerchantable, (ii) have been returned or are to be returned to the vendor or (iii) are discontinued products, obsolete or slow moving; (j) Inventory consisting of work-in-process (unless work-in-progress approved by the Administrative Agent) or spare parts; (k) Inventory consisting of promotional, marketing, packaging and shipping materials or supplies used or consumed in the Borrowers’ business and other similar non-merchandise categories; (l) Inventory that is not in compliance with all standards imposed by any Governmental Authority having regulatory authority over such Inventory, its use or sale; (m) Inventory that is subject to any warehouse receipt, bill of lading or negotiable Document that has not been issued to or in the name of the Administrative Agent; (n) Inventory consisting of or containing Hazardous Materials; (o) Inventory that is not subject to a perfected first priority Lien in favor of the Administrative Agent (subject only to Permitted Liens set forth in clauses (c), (d) or (m) of Section 8.02 hereof); (p) Inventory that is not insured in compliance with the provisions of this Agreement and the other Loan Documents; (q) Inventory not on a perpetual schedule; 30 [Matrix] Credit Agreement #85638137

(r) Inventory that consists of bill and hold goods or goods that have been sold but not yet delivered; (s) Inventory that is subject to any License or other arrangement that restricts such Borrowers’ or the Administrative Agent’s right to dispose of such Inventory, unless (i) Administrative Agent has received an appropriate Lien Waiver; and (ii) such Borrowers have not received notice of a dispute in respect of any such License or other arrangement; or (t) Inventory that is Bonded Inventory. “Eligible Rolling Stock” means Eligible Equipment consisting of Rolling Stock that (a) meets, in all material respects, all applicable material safety or regulatory standards applicable to it for the use for which it is intended or for which it is being used; (b) the ownership of which is evidenced by a Certificate of Title that has the name of a Borrower noted thereon as the owner of it and is otherwise properly registered (with all registration fees paid) in one of the states of the United States to such Borrower that is entitled to operate such Rolling Stock in the state that has issued such Certificate of Title in accordance with all applicable laws (other than any Rolling Stock the ownership of which is not required to be evidenced by a Certificate of Title under the laws applicable to it) and the Administrative Agent have received such evidence thereof as it may require; (c) at the request of the Administrative Agent, the Certificate of Title (if in paper format) with respect to any such Rolling Stock is delivered to the Administrative Agent; (d) meets, in all material respects, all applicable material standards of all motor vehicle laws or other statutes and regulations established by any Governmental Authority and is not subject to any licensing or similar requirement that would limit the right of the Administrative Agent to sell or otherwise dispose of such Rolling Stock; (e) is used or usable in the ordinary course of a Borrower’s business and has not been damaged in any material respect or in an inoperable condition that continues for any period of more than thirty (30) consecutive days; and (f) is insured in accordance with the requirements of this Agreement. “Eligible Time and Material Accounts” means, with respect to any Borrower as of any date of determination, each Account of such Borrower (other than Eligible Accounts) arising in the Ordinary Course of Business with respect to a fixed-price or cost-plus contract that requires Borrower to satisfy specified progress milestones or performance standards between such Borrower and its customer, in each case that (i) is in accordance in all material respects with the applicable billing procedures, performance thresholds and other provisions of an executed contract or other documentation satisfactory to Administrative Agent in its sole discretion with the applicable Account Debtor, (ii) has been verified to Administrative Agent’s satisfaction pursuant to field examinations and other verifications from time to time performed on behalf of Administrative Agent pursuant to the terms of this Agreement, (iii) the services or goods represented by the Account and also, any other services then required to be performed and any other goods then required to be delivered, in each case through the date of determination under the related contract, in each case have been performed or delivered, or both (as applicable) and accepted by the Account Debtor, (iv) is otherwise satisfactory to Administrative Agent in its sole discretion and (v) would otherwise constitute an Eligible Account but for only the fact that such Account arises from a milestone or progress billing. In addition, no Account shall constitute an Eligible Time and Material Account if: (a) such Account is not billable solely upon either the time the applicable Borrower spent multiplied by an hourly rate or a specified price (or a cost plus formulation) with respect to goods provided; 31 [Matrix] Credit Agreement #85638137

(b) such Account arises from a contract in which such Borrower would collect in excess of $100,000 in the aggregate pursuant to its terms, but only to the extent of any such excess; (c) it arises from a sale of goods or performance of services subject to a performance or payment bond (or any other Bonding Obligation) or otherwise supported by a Surety, unless an agreement between Administrative Agent and such bonding company or Surety has been entered into which is in form and substance acceptable to Administrative Agent at its sole option; (d) such Account requires a period of more than three (3) months (or such longer time period as may be approved by the Administrative Agent at its sole option) for the applicable Borrower to start and complete the sale of underlying goods or performance of services; (e) such Account represents billings less than cost; or (f) such Account is not subject to Administrative Agent’s first priority perfected security interest or is subject to any other Lien (other than junior Permitted Liens). Without limiting the foregoing, the proceeds of such Account may not be subject to any trust (whether arising by contract or Law) in respect of the application of such proceeds. “Environmental Laws” means any and all federal, state, provincial, territorial, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of a Loan Party or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of or partnership or membership interest in (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of or partnership or membership interest in (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of or partnership or membership interest in (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares, interests or units (or such other interests), and all of the other ownership or profit interests in such Person, whether voting or nonvoting, and whether or not such shares, units, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). 32 [Matrix] Credit Agreement #85638137

33 [Matrix] Credit Agreement #85638137 “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(3) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (d) with respect to a Pension Plan, the filing by any Loan Party or any other ERISA Affiliate of a notice of intent to terminate (or treatment of a plan amendment as termination) under Section 4041 of ERISA or Section 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate; or (i) the failure of any Loan Party or an ERISA Affiliate to make any required contribution to any Pension Plan when due. Notwithstanding the foregoing, a complete withdrawal (within the meaning of Section 4203 of ERISA) shall not occur for any Loan Party or ERISA Affiliate that has an obligation to contribute under a Multiemployer Plan for work performed in the building and construction industry, unless the requirements of Section 4203(b) of ERISA are met. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.1 “Euros” means the lawful money of any member state of the European Union that has the euro as its lawful currency. “Event of Default” has the meaning specified in Section 9.01. “Exchange Act” means the Securities Exchange Act of 1934 and the regulations promulgated thereunder. “Excluded Deposit Account” means (a) Trust Accounts, (b) zero balance disbursement accounts, (c) other Deposit Accounts maintained in the Ordinary Course of Business containing cash amounts that do not exceed at any time the Dollar Equivalent of $250,000 for any such account and the Dollar Equivalent of $750,000 in the aggregate for all such accounts under this clause (c), (d) other Deposit Accounts maintained with foreign banks or other foreign financial institutions outside of the United States and Canada that do not exceed at any time the Dollar Equivalent of $4,500,000 in the aggregate for all such accounts under this clause (d) and (e) for the one hundred twenty (120) day period after the Closing Date, the JPM Credit Card Cash Collateral Account. “Excluded Equity Interests” means (a) any of the outstanding Voting Equity Interests of any CFC or CFCHC that is a Direct Foreign Subsidiary of a Loan Party in excess of 65% of all the Voting Equity Interests of such CFC or CFCHC, (b) any Voting Equity Interests of any CFC or CFCHC that is not a Direct Foreign Subsidiary of a Loan Party, (c) the Equity Interests of a Subsidiary that is not a wholly-owned Subsidiary the pledge of which would violate a contractual obligation to the owners of the 1 The EU Bail-In Legislation Schedule may be found at http://www.lma.eu.com/uploads/files/EU%20BAIL-IN%20LEGISLATION%20SCHEDULE%2022-Dec-2015%20 10-46%20.pdf

other Equity Interests of such Subsidiary (other than any such owners that are the Company or Affiliates of the Company) that is binding on or relating to such Equity Interests, or the applicable organizational documents, joint venture agreement or shareholders’ agreement of such Subsidiary, and (d) Equity Interests of any Immaterial Subsidiary or Unrestricted Subsidiaries. Notwithstanding the foregoing, no Voting Equity Interests or other Equity Interests of any Borrower or any other Loan Party hereto on the Closing Date shall constitute Excluded Equity Interests. “Excluded Subsidiary” means (a) each Immaterial Subsidiary, (b)(i) any Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code (a “CFC”), (ii) any Subsidiary that owns no material assets other than the Equity Interests or indebtedness of one or more CFCs and/or one or more CFCHCs (a “CFCHC”) and (iii) any direct or indirect Subsidiary of any CFC or CFCHC and (c) any Unrestricted Subsidiary; provided, however, that, notwithstanding the foregoing, neither any Borrower nor any other Loan Party party hereto on the Closing Date shall be an Excluded Subsidiary. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Loan Party or the grant of such Lien becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or Lien is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. or Canadian federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Revolving Credit Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Revolving Credit Commitment (other than pursuant to an assignment request by the Borrower Agent under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Executive Order” means Executive Order No. 13224 of September 23, 2001, entitled “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism.” “Existing Agreement” means that certain Fifth Amended and Restated Credit Agreement dated as of November 2, 2020, among the Borrowers, JPMorgan Chase Bank, N.A. as administrative agent, and a syndicate of lenders, as amended through the Closing Date. 34 [Matrix] Credit Agreement #85638137

“Extraordinary Expenses” means all costs, expenses, liabilities or advances that Administrative Agent may incur or make during a Default or Event of Default, or during the pendency of an proceeding of any Loan Party under any Debtor Relief Laws, including those relating to (a) any audit, inspection, repossession, storage, repair, appraisal, insurance, manufacture, preparation or advertising for sale, sale, collection, or other preservation of or realization upon any Collateral; (b) any action, arbitration or other proceeding (whether instituted by or against Administrative Agent, any Lender, any Loan Party, any representative of creditors of a Loan Party or any other Person) in any way relating to any Collateral (including the validity, perfection, priority or avoidability of Administrative Agent’s Liens with respect to any Collateral), Loan Documents, Letters of Credit or Obligations, including any lender liability or other claims; (c) the exercise, protection or enforcement of any rights or remedies of Administrative Agent in, or the monitoring of, any proceeding applicable to any Loan Party under any Debtor Relief Laws; (d) settlement or satisfaction of any taxes, charges or Liens with respect to any Collateral; (e) any enforcement action; (f) negotiation and documentation of any modification, waiver, workout, restructuring or forbearance with respect to any Loan Documents or Obligations; and (g) Protective Advances. Such costs, expenses and advances include transfer fees, Other Taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers’ fees and commissions, auctioneers’ fees and commissions, accountants’ fees, environmental study fees, wages and salaries paid to employees of any Loan Party or independent contractors in liquidating any Collateral, and travel expenses. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Facility Termination Date” means the date as of which Payment in Full has occurred. “Fair Market Value” means, with respect to any asset or any group of assets, as of any date of determination, the value of the consideration obtainable in a sale of such assets at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time giving regard to the nature and characteristics of such asset. “FCPA” means the U.S. Foreign Corrupt Practices Act. “Federal Funds Rate” means, for any day, the rate per annum (but in no event, less than 0%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to BMO on such day on such transactions as determined by the Administrative Agent. 35 [Matrix] Credit Agreement #85638137

“Fee Letter” means the letter agreement, dated as of the Closing Date among the Borrowers and the Administrative Agent. “Field Exam” means any visit and inspection of the properties, assets and records of any Loan Party during the term of this Agreement, which shall include access to such properties, assets and records sufficient to permit the Administrative Agent or its representatives to examine, audit and make extracts from any Loan Party’s books and records, make examinations and audits of any Loan Party’s other financial matters and Collateral as Administrative Agent deems appropriate in its Credit Judgment, and discussions with its officers, employees, agents, advisors and independent accountants regarding such Loan Party’s business, financial condition, assets, prospects and results of operations. “Field Exam Trigger Event” means Availability is less than the greater of (a) 15% of the Aggregate Revolving Credit Commitments at such time and (b) $15,000,00013,500,000. “First Amendment Effective Date” means October 5, 2022. “Fixed Charge Trigger Period” means the period (a) commencing on the day that (i) an Event of Default occurs and is continuing or (ii) Availability is less than the greater of (x) 15% of the Aggregate Revolving Credit Commitments at such time and (y) $15,000,00013,500,000 and (b) continuing until the date that during the previous thirty (30) consecutive days, (i) no Event of Default has existed and (ii) Availability has been greater than the greater of (x) 15% of the Aggregate Revolving Credit Commitments at such time and (y) $15,000,00013,500,000 at all times during such period. “Floor” means 0.00%. “FLSA” means the Fair Labor Standards Act of 1938. “Foreign Benefit Law” means any law or regulation, other than United States law, governing or applicable to any employee benefit plan, program, scheme or arrangement that is not subject to United States law. “Foreign Government Scheme or Arrangement” has the meaning specified in Section 6.12(e). “Foreign Lender” means (a) if the applicable Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the applicable Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. “Foreign Plan” has the meaning specified in Section 6.12(e). “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “Fourth Amendment Effective Date” means August 22, 2025. “Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Credit Lender, (a) with respect to the Letter of Credit Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding Letter of Credit Obligations other than Letter of Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders or Cash Collateralized in accordance with the terms hereof, (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to 36 [Matrix] Credit Agreement #85638137

which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders and (c) with respect to the Administrative Agent, such Defaulting Lender’s Applicable Percentage of Protective Advances other than Protective Advances as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied. “Governmental Authority” means the government of the United States, Canada or any other nation, or of any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantor” means Matrix Service International, Matrix International Engineering, Matrix Applied, MSI, Matrix PDM, Matrix PDM Canada, Matrix Delaware, Matrix SME Delaware and each other Person identified as a “Guarantor” on the signature page hereto and each other Person who executes or becomes a party to this Agreement as a guarantor pursuant to Article XII or otherwise executes and delivers a guaranty agreement acceptable to the Administrative Agent guaranteeing any of the Obligations. “Guarantor Payment” has the meaning specified in Section 2.15(c). 37 [Matrix] Credit Agreement #85638137

“Guaranty” means the guaranty to be delivered by the initial Guarantors on the Closing Date pursuant to Article XII, or otherwise by executing and delivering a guaranty agreement acceptable to the Administrative Agent guaranteeing any of the Obligations. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Honor Date” has the meaning specified in Section 2.03(c)(i). “Immaterial Subsidiary” means any Restricted Subsidiary (other than any Borrower) the gross revenue or total assets of which accounts for not more than (i) 2.5% of the consolidated gross revenues (after intercompany eliminations) of the Company and the Restricted Subsidiaries and (ii) 2.5% of Consolidated Total Assets (after intercompany eliminations), in each case, as of the last day of the most recently completed fiscal quarter as reflected on the financial statements for such quarter. If the Restricted Subsidiaries that constitute Immaterial Subsidiaries pursuant to the previous sentence account for, in the aggregate, more than (i) 2.5% of such consolidated gross revenues (after intercompany eliminations) or (ii) 2.5% of Consolidated Total Assets (after intercompany eliminations), each as described in the previous sentence, then the term “Immaterial Subsidiary” shall exclude each such Restricted Subsidiary (starting with the Restricted Subsidiary that accounts for the most consolidated gross revenues or Consolidated Total Assets and then in descending order) necessary to limit the Immaterial Subsidiaries as a group to the lesser of 2.5% of the consolidated gross revenues and 2.5% of Consolidated Total Assets, each as described in the previous sentence. As of the Closing Date, each of Matrix International Holding Company, Ltd., a private company formed under the laws of England and Wales, Mobile Aquatic Solutions, Inc., an Oklahoma corporation, DEVCO USA, LLC, an Oklahoma limited liability company, and River Consulting, LLC, a Louisiana limited liability company constitutes the only Immaterial Subsidiaries. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments or upon which interest is customarily paid; (b) all direct or contingent obligations of such Person arising under or in respect of letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and other financial products and services (including treasury management and commercial credit card, merchant card and purchase or procurement card services and including all Bonding Obligations); (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable arising in the Ordinary Course of Business not more than sixty (60) days past due); 38 [Matrix] Credit Agreement #85638137

(e) indebtedness secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) obligations under Capital Leases and Synthetic Lease Obligations of such Person; (g) all obligations of such Person with respect to the redemption, repayment or other repurchase or payment in respect of any Disqualified Equity Interest; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, to the extent such Indebtedness is recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitees” has the meaning specified in Section 11.04(b). “Information” has the meaning specified in Section 11.07. “Insolvency Event” means, with respect to any Person: (a) the commencement of: (i) a voluntary case by such Person under the Bankruptcy Code or (ii) the seeking of relief by such Person under other Debtor Relief Laws; (b) the commencement of an involuntary case or proceeding against such Person under the Bankruptcy Code or other Debtor Relief Laws and the petition or other filing is not controverted or dismissed within sixty (60) days after commencement of the case or proceeding; (c) a custodian (as defined in the Bankruptcy Code or equal term under any other Debtor Relief Law, including a receiver, interim receiver, receiver manager, trustee or monitor) is appointed for, or takes charge of, all or substantially all of the property of such Person; (d) such Person commences (including by way of applying for or consenting to the appointment of, or the taking charge by, a rehabilitator, receiver, interim receiver, custodian, trustee, monitor, conservator or liquidator (or any equal term under any other Debtor Relief Laws) (collectively, a “conservator”) of such Person or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to such Person; 39 [Matrix] Credit Agreement #85638137

(e) such Person is adjudicated by a court of competent jurisdiction to be insolvent or bankrupt; (f) any order of relief or other order approving any such case or proceeding referred to in clauses (a) or (b) above is entered; (g) such Person suffers any appointment of any conservator or the like for it or any substantial part of its property that continues undischarged or unstayed for a period of sixty (60) days; or (h) such Person makes a compromise, arrangement or assignment for the benefit of creditors or generally does not pay its debts as such debts become due. “Intellectual Property” means all past, present and future: trade secrets, know-how and other proprietary information; trademarks, uniform resource locations (URLs), internet domain names, service marks, sound marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights, unpatented inventions (whether or not patentable); patent applications and patents; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing. “Interest Payment Date” means, (a) as to any CORRA Loan or SOFR Loan, (i) the last day of each Interest Period applicable to such CORRA Loan or SOFR Loan; provided that if any Interest Period for a CORRA Loan or SOFR Loan is greater than three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates, (ii) any date that such Loan is prepaid or converted, in whole or in part, and (iii) the Maturity Date; and (b) as to any Base Rate Loan (including a Swing Line Loan) or Canadian Prime Rate Loan, (i) the first day of each month with respect to interest accrued through the last day of the immediately preceding month, (ii) any date that such Loan is prepaid or converted, in whole or in part, and (iii) the Maturity Date; provided, further, that interest accruing at the Default Rate shall be payable from time to time upon demand of the Administrative Agent. “Interest Period” means, as to each CORRA Loan or SOFR Loan, the period commencing on the date such CORRA Loan is disbursed or the date such CORRA Loan or SOFR Loan is disbursed, converted to or continued as a SOFR Loan and ending, in each case, on the date one (1) month or three (3) months thereafter, as selected by the Borrower Agent in its Committed Loan Notice; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; 40 [Matrix] Credit Agreement #85638137

(b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) an Acquisition with respect to another Person or (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person. For purposes of compliance with Section 8.03, the amount of any Investment (i) shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person), (ii) if made by the transfer or exchange of property other than cash, shall be deemed to be the original principal or capital amount equal to the Fair Market Value of such property at the time of such transfer or exchange and (iii) if made in the form of a Guaranty or acquisition or assumption of Indebtedness, shall be deemed the maximum principal amount of such Indebtedness or maximum value of the obligation guaranteed when made, as applicable. “IP Rights” rights of any Person to use any Intellectual Property. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the Letter of Credit Issuer and any Borrower (or any Subsidiary) or in favor the Letter of Credit Issuer and relating to any such Letter of Credit. “Joint Venture” means a Person (other than a Subsidiary, natural person or Governmental Authority) that is (a) formed to be or represents a joint venture between the Company or one of its Subsidiaries and other Person(s) (regardless of the type of entity used), and (b) formed for the purpose of bidding for, undertaking or handling specific projects or for the purpose of acquiring Equity Interests of any other Person. “JPM Credit Card Cash Collateral Account” means that deposit account in the name of Borrower held at JPMorgan Chase Bank, N.A., that contains no more than $2,600,000 to secure commercial credit card services and automated clearinghouse services. “Judgement Currency” has the meaning specified in Section 11.22. “Laws” means, collectively, all international, foreign, federal, state and local statutes (including Canadian provincial and federal statutes), treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. 41 [Matrix] Credit Agreement #85638137

“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Letter of Credit Issuer and the Swing Line Lender. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower Agent and the Administrative Agent. “Letter of Credit” means (a) any standby or documentary letter of credit issued by a Letter of Credit Issuer or (b) any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support, in any case, issued by the Administrative Agent or ana Letter of Credit Issuer pursuant to this Agreement for the benefit of a Borrower (or any other Loan Party or Domestic Subsidiary thereof as to which all “know your customer” or other similar requirements have been satisfied). Letters of Credit may be issued in Dollars or if agreed to by the Administrative Agent at its sole option, also in either Canadian Dollars or, Australian Dollars, Euros or Pounds Sterling. “Letter of Credit Advance” means each Revolving Credit Lender’s funding of its participation in any Letter of Credit Borrowing in accordance with its Applicable Revolving Credit Percentage. All Letter of Credit Advances shall be denominated in Dollars, unless the underlying Letter of Credit is denominated in Canadian Dollars (in which case, any Letter of Credit Advance for any such Letter of Credit shall be denominated in Canadian Dollars) or, Australian Dollars (in which case, any Letter of Credit Advance for any such Letter of Credit shall be denominated in Australian Dollars)., Euros (in which case, any Letter of Credit Advance for any such Letter of Credit shall be denominated in Euros) or Pounds Sterling (in which case, any Letter of Credit Advance for any such Letter of Credit shall be denominated in Pounds Sterling). “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Letter of Credit Issuer. “Letter of Credit Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing. All Letter of Credit Borrowings shall be denominated in Dollars, unless the underlying Letter of Credit is denominated in (i) Canadian Dollars (in which case, any Letter of Credit Borrowing for any such Letter of Credit shall be denominated in Canadian Dollars) or, (ii) Australian Dollars (in which case, any Letter of Credit Borrowing for any such Letter of Credit shall be denominated in the Dollar Equivalent of such Australian Dollar amount)., (iii) Euros (in which case, any Letter of Credit Borrowing for any such Letter of Credit shall be denominated in the Dollar Equivalent of such Euro amount) or (iv) Pounds Sterling (in which case, any Letter of Credit Borrowing for any such Letter of Credit shall be denominated in the Dollar Equivalent of such Pounds Sterling amount). “Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date (or, if such day is not a Business Day, the preceding Business Day). “Letter of Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. “Letter of Credit Fees” means, collectively or individually as the context may indicate, the fees with respect to Letters of Credit described in Section 2.09(b). “Letter of Credit Issuer” means each of BMO, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. At any time there is more than one 42 [Matrix] Credit Agreement #85638137

Letter of Credit Issuer, all singular references to the Letter of Credit Issuer shall mean any Letter of Credit Issuer, either Letter of Credit Issuer, each Letter of Credit Issuer, the Letter of Credit Issuer that has issued the applicable Letter of Credit, or both Letter of Credit Issuers, as the context may require. “Letter of Credit Obligations” means, as at any date of determination, (a) the aggregate undrawn amount of all outstanding Letters of Credit, plus (b) the aggregate of all Unreimbursed Amounts, including all Letter of Credit Borrowings, plus (c) the aggregate amount of all accrued and unpaid Letter of Credit Fees. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Letter of Credit Sublimit” means an amount equal to the lesser of (a) the Dollar Equivalent of $75,000,000 and (b) the Dollar Equivalent of the Aggregate Revolving Credit Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Credit Commitments. “License” means any license or agreement under which a Loan Party is granted IP Rights in connection with any manufacture, marketing, distribution or disposition of Collateral, any use of assets or property or any other conduct of its business. “Licensor” means any Person from whom a Loan Party obtains IP Rights. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest, or any preference, priority or other security agreement or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to Real Property, and any financing lease having substantially the same economic effect as any of the foregoing). “Lien Waiver” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, by which (a) for any material Collateral located on leased premises or owned premises subject to a mortgage, the lessor or mortgagee, as applicable, agrees to, among other things, waive or subordinate any Lien it may have on the Collateral and permit the Administrative Agent to enter upon the premises and remove the Collateral or to use the premises to store or dispose of the Collateral; (b) for any Collateral held by a warehouseman, processor, shipper, customs broker or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any Documents in its possession relating to the Collateral as agent for the Administrative Agent, and agrees to deliver the Collateral to the Administrative Agent upon request; (c) for any Collateral held by a repairman, mechanic or bailee, such Person acknowledges the Administrative Agent’s Lien, waives or subordinates any Lien it may have on the Collateral, and agrees to deliver the Collateral to Administrative Agent upon request; and (d) for any Collateral subject to a Licensor’s IP Rights, the Licensor grants to the Administrative Agent the right, vis-à-vis such Licensor, to enforce the Administrative Agent’s Liens with respect to the Collateral, including the right to dispose of it with the benefit of the Intellectual Property, whether or not a default exists under any applicable License. “Line Reserve” means such reserves and adjustments thereto as the Administrative Agent from time to time determines in its Credit Judgment as being appropriate, including (a) the Rent and Charges Reserve; (b) the Credit Product Reserve; (c) Wage Claim Reserves; (d) the aggregate amount of liabilities at any time secured by Liens upon Collateral that are senior to the Administrative Agent’s 43 [Matrix] Credit Agreement #85638137

Liens; (e) sums that any Loan Party may be required to pay under any Section of this Agreement or any other Loan Document (including taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay and (f) amounts for which claims may be reasonably expected to be asserted against the Collateral, the Administrative Agent or the Lenders. “Loan” means an extension of credit under Article II in the form of a Revolving Credit Loan, a Protective Advance or a Swing Line Loan. “Loan Account” has the meaning assigned to such term in Section 2.11(a). “Loan Documents” means this Agreement, each Revolving Credit Loan Note, each Security Instrument, each Committed Loan Notice, Swing Line Loan Notice, each Issuer Document, each Borrowing Base Certificate, each Compliance Certificate, the Fee Letter, any agreement creating or perfecting rights in Cash Collateral securing any Obligation hereunder and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Administrative Agent in connection with the Loans made and transactions contemplated by this Agreement, but excluding, for the avoidance of doubt, Credit Product Arrangements. “Loan Obligations” means all Obligations other than amounts (including fees) owing by any Loan Party pursuant to any Credit Product Arrangements. “Loan Parties” means the Borrowers and each Guarantor. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent), prospects or condition (financial or otherwise) of either (i) the Borrowers, taken as a whole or (ii) the Company and its Restricted Subsidiaries, taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party or on the ability of the Administrative Agent to collect any Obligation or realize upon any material portion of the Collateral. “Material Contract” means any agreement or arrangement to which a Loan Party or Restricted Subsidiary is party (other than the Loan Documents) (a) that is deemed to be a material contract under any securities laws applicable to such Loan Party, including the Securities Act of 1933; (b) for which breach, termination, nonperformance or failure to renew could reasonably be expected to have a Material Adverse Effect; (c) that relates to Subordinated Debt or to other Indebtedness in an aggregate Dollar Equivalent principal amount of $1,000,000 or more or (d) that certain General Indemnity Agreement dated February 17, 2016 by and among Matrix and certain of Matrix’s subsidiaries party thereto in favor of Federal Insurance Company, Pacific Indemnity Company and each other “Surety” specified therein (the “Chubb Indemnity Agreement”) along with any other similar or replacement indemnity agreement in favor of a surety (collectively, the “General Indemnity Agreement”). “Material License” has the meaning assigned to such term in Section 7.15. “Material Third-Party Agreement” has the meaning assigned to such term in Section 7.17(a). “Matrix” means Matrix Service Company, a Delaware corporation. 44 [Matrix] Credit Agreement #85638137

“Matrix Applied” means Matrix Applied Technologies, Inc., a Delaware corporation. “Matrix Delaware” means Matrix North American Construction, LLC, a Delaware limited liability company. “Matrix International Engineering” means Matrix International Engineering, LLP, a Delaware limited liability partnership. “Matrix North America” means Matrix North American Construction Ltd., an Ontario corporation. “Matrix Oklahoma” means Matrix North American Construction, Inc., an Oklahoma corporation. “Matrix PDM” means Matrix PDM, LLC, an Oklahoma limited liability company. “Matrix PDM Canada” means Matrix PDM Engineering LTD., a Nova Scotia company limited by shares. “Matrix PDM Engineering” means Matrix PDM Engineering, Inc., a Delaware corporation “Matrix Service” means Matrix Service Inc., an Oklahoma corporation. “Matrix Service International” means Matrix Service International, LLC, a Delaware limited liability company. “Matrix SME Canada” means Matrix SME Canada ULC, a Nova Scotia unlimited company. “Matrix SME Delaware” means Matrix SME Canada, Inc. a Delaware corporation. “Matrix ULC” means Matrix Service Canada ULC, an Alberta unlimited liability corporation. “Maturity Date” means September 9, 20262029. “Maximum Borrowing Amount” means the lesser of (A) the Aggregate Revolving Credit Commitments minus the Line Reserves, if any and (B) the Borrowing Base. “Measurement Period” means, at any date of determination, the most recently completed trailing twelve month period of the Company and its Restricted Subsidiaries for which financial statements have or should have been delivered in accordance with Section 7.01(a) or 7.01(b). “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or Deposit Account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 105% of the Fronting Exposure of the Letter of Credit Issuer with respect to Letters of Credit issued and outstanding at such time plus 105% of the Fronting Exposure of the Administrative Agent with respect to Protective Advances outstanding at such time, (b) with respect to Cash Collateral consisting of cash or Deposit Account balances provided in accordance with the provisions of Section 2.16(a)(i) or 2.16(a)(ii), an amount equal to 105% of the Outstanding Amount of all Letter of Credit Obligations, and (c) otherwise, an amount determined by the Administrative Agent and the Letter of Credit Issuer in their sole discretion. 45 [Matrix] Credit Agreement #85638137

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Monthly Exchange Rate” means the monthly average exchange rate as published by a reputable source chosen from time to time by the Administrative Agent and as determined by the Administrative Agent. “Mortgage Related Documents” means, with respect to any Real Property subject to a Mortgage, the following, in form and substance satisfactory to the Administrative Agent and received by the Administrative Agent for review at least 15 days prior to the effective date of the Mortgage: (a) an ALTA mortgagee title policy (or binder therefor) covering the Administrative Agent’s interest under the Mortgage, in a form and amount and by an insurer acceptable to the Administrative Agent, which must be fully paid on such effective date; (b) such assignments of leases, estoppel letters, attornment agreements, consents, waivers and releases as the Administrative Agent may require with respect to other Persons having an interest in the Real Property; (c) an ALTA Survey by a licensed surveyor acceptable to the Administrative Agent; (d) a life-of-loan flood hazard determination and, if the Real Property is located in a flood plain, an acknowledged notice to borrower and flood insurance in an amount, on terms, including endorsements, and by an insurer, in each case, acceptable to the Administrative Agent; (e) a current appraisal of the Real Property, prepared by an appraiser acceptable to the Administrative Agent, and in form and substance satisfactory to Required Lenders; (f) an environmental assessment, prepared by environmental engineers acceptable to the Administrative Agent, and accompanied by such reports, certificates, studies or data as the Administrative Agent may reasonably require, which shall all be in form and substance satisfactory to Required Lenders; and (g) an environmental indemnity agreement and such other documents, instruments or agreements as the Administrative Agent may reasonably require with respect to any environmental risks regarding the Real Property. “Mortgaged Property” means Real Property required from time to time to be subject to a Mortgage pursuant to the terms of the Loan Documents. “Mortgages” means the mortgages, leasehold mortgages, deeds of trust, leasehold deeds of trust or deeds to secure debt executed by a Loan Party on or about the Closing Date, or from time to time thereafter as may be required under the Loan Documents, in favor of the Administrative Agent, for the benefit of the Secured Parties, by which such Loan Party has granted to the Administrative Agent, as security for the Obligations, a Lien upon the Mortgaged Property described therein, together with all mortgages, deeds of trust and comparable documents now or at any time hereafter securing the whole or any part of the Obligations. “MSI” means MSI Federal Contracting, LLC, a Delaware limited liability company. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions, or to which any Loan Party or any ERISA Affiliate has any liability (contingent or otherwise). “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including any Loan Party or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Net Cash Proceeds” means 46 [Matrix] Credit Agreement #85638137

(a) with respect to the Disposition of any asset of any Loan Party or any Restricted Subsidiary, the excess, if any, of (i) the sum of the cash and cash equivalents received in connection with such Disposition (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by such asset and that is required to be repaid in connection with the Disposition thereof (other than Indebtedness under the Loan Documents and Indebtedness owing to the Company or any Restricted Subsidiary), (B) the reasonable out-of-pocket expenses incurred by such Loan Party or any Subsidiary in connection with such Disposition, including any brokerage commissions, underwriting fees and discount, legal fees, finder’s fees and other similar fees and commissions, (C) taxes paid or reasonably estimated to be payable by the Loan Party or any Restricted Subsidiary in connection with the relevant Disposition, (D) the amount of any reasonable reserve required to be established in accordance with GAAP against liabilities (other than taxes deducted pursuant to clause (C) above) to the extent such reserves are (x) associated with the assets that are the object of such Disposition and (y) retained by such Loan Party or applicable Restricted Subsidiary, and (E) the amount of any reasonable reserve for purchase price adjustments and retained fixed liabilities reasonably expected to be payable by such Loan Party or applicable Restricted Subsidiary in connection therewith to the extent such reserves are (1) associated with the assets that are the object of such Disposition and (2) retained by such Loan Party or applicable Restricted Subsidiary; provided that the amount of any subsequent reduction of any reserve provided for in clause (D) or (E) above (other than in connection with a payment in respect of such liability) shall (X) be deemed to be Net Cash Proceeds of such Disposition occurring on the date of such reduction, and (Y) immediately be applied to the prepayment of Loans in accordance with Section 2.06(c); and (b) with respect to any issuance of Indebtedness or Equity Interests by any Loan Party or any Restricted Subsidiary, the excess, if any, of (i) the sum of the cash and cash equivalents received in connection with such issuance over (ii) the sum of (A) the reasonable out-of-pocket expenses incurred by such Loan Party or any Restricted Subsidiary in connection with such issuance, including any brokerage commissions, underwriting fees and discount, legal fees, and other similar fees and commissions and (B) taxes paid or payable to the applicable taxing authorities by the Loan Party or any Restricted Subsidiary in connection with and at the time of such issuance. “NOLV” means, with respect to the Borrowers’ Equipment, the net orderly liquidation value of such Equipment, (a percentage of the Cost of such Equipment) that might be realized at an orderly, negotiated sale held within a reasonable period of time, net of all liquidation expenses, as determined from time to time by reference to the most recent appraisal received by the Administrative Agent conducted by an independent appraiser engaged by the Administrative Agent; provided that on the first day of each calendar month (commencing with the calendar month in which the most recent Reset Date occurred), the NOLV that is otherwise determined above for any particular Equipment shall be reduced on a straight-line basis, which reduction shall be calculated by (1) first dividing such NOLV by 84 and (2) next multiplying that quotient by the number of full calendar months that have been completed after the Reset Date. “Non-Consenting Lender” has the meaning assigned to such term in Section 11.01. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii). 47 [Matrix] Credit Agreement #85638137

“NPL” means the National Priorities List pursuant to CERCLA, as updated from time to time. “Obligations” means (a) all amounts owing by any Loan Party to the Administrative Agent, any Lender or any other Secured Party pursuant to or in connection with this Agreement or any other Loan Document or otherwise with respect to any Loan or Letter of Credit, including all Letter of Credit Obligations, and including all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any proceeding under any Debtor Relief Law relating to any Loan Party, or would accrue but for such filing or commencement, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), reimbursement obligations, indemnification and reimbursement payments, fees, costs and expenses (including all fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with this Agreement or any other Loan Document, whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, together with all renewals, extensions, modifications or refinancings thereof and (b) Credit Product Obligations; provided that Obligations of a Loan Party shall not include its Excluded Swap Obligations. “OFAC” means the United States Department of Treasury Office of Foreign Assets Control. “OFAC SDN List” means the list of the Specially Designated Nationals and Blocked Persons maintained by OFAC. “Ordinary Course of Business” means the ordinary course of business of the Company and its Subsidiaries, consistent with past practices and undertaken in good faith and not to circumvent any provision of this Agreement. “Organization Documents” means, (a) with respect to any corporation or unlimited liability company, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity and (d) with respect to any of the foregoing, each shareholder agreement, member agreement, agreement among partners or limited partners, stock designation, equity holder agreement or other agreement among or affecting rights of holders of Equity Interests issued by any Loan Party. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or 48 [Matrix] Credit Agreement #85638137 otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 11.13). “Outstanding Amount” means (a) with respect to Revolving Credit Loans, Protective Advances and Swing Line Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any Borrowings and any prepayments or repayments of Revolving Credit Loans, Protective Advances or Swing Line Loans occurring on such date; and (b) with respect to any Letter of Credit Obligations on any date, (i) the Dollar Equivalent amount of the aggregate outstanding amount of such Letter of Credit Obligations on such date after giving effect to any Letter of Credit Extension occurring on such date plus and any other changes in the aggregate amount of the Letter of Credit Obligations as of such date, including as a result of any reimbursements by the Borrowers of Unreimbursed Amounts and all Letter of Credit Borrowings on such date. “Overadvance” has the meaning given to such term in Section 2.01(c)(i)(A). “Overadvance Loan” means a Base Rate Loan made when an Overadvance exists or is caused by the funding thereof. “Overnight Rate” means, for any day and from time to time as in effect, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the Letter of Credit Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation and (b) with respect to any amount denominated in Canadian Dollars, an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. “Participant” has the meaning assigned to such term in clause (d) of Section 11.06. “Participant Register” has the meaning assigned to such term in clause (d) of Section 11.06. “Patent Security Agreement” means any patent security agreement pursuant to which a Loan Party assigns to Administrative Agent, for the benefit of the Secured Parties, such Person’s interests in its patents, as security for the Obligations. “PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. “Payment Conditions” means, with respect to any Specified Transaction, the satisfaction of the following conditions: (a) as of the date of any such Specified Transaction and immediately after giving effect thereto, no Default or Event of Default has occurred and is continuing; (b) Availability (after giving Pro Forma Effect to such Specified Transaction) during the thirty (30) consecutive day period ending on and including the date of such Specified Transaction shall be not less than, the greater of (A) 20% of the Aggregate Revolving Credit Commitments and (B) $20,000,00018,000,000, as of such date; 49 [Matrix] Credit Agreement #85638137

(c) the Consolidated Fixed Charge Coverage Ratio as of the end of the most recently ended Measurement Period prior to the making of such Specified Transaction, calculated on a Pro Forma Basis, shall be equal to or greater than 1.00 to 1.00; provided that, the Consolidated Fixed Charge Coverage Ratio test described in this clause (c) shall not apply if the Availability (calculated in order to give Pro Forma Effect to such Specified Transaction) during the thirty (30) consecutive day period ending on and including the date of such Specified Transaction is not less than (i) in the case of a Specified Investment, the greater of (A) 22.5% of the Aggregate Revolving Credit Commitments and (B) $22,500,00020,250,000 or (ii) in the case of a Specified Debt Payment or a Specified Restricted Payment, the greater of (A) 27.5% of the Aggregate Revolving Credit Commitments and (B) $27,500,00024,750,000, in each case, as of such date; and (d) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower Agent certifying as to compliance with the preceding clauses and demonstrating (in reasonable detail) the calculations required thereby. “Payment in Full” means (a) the indefeasible payment in full in cash of all Obligations, together with all accrued and unpaid interest and fees thereon, other than Letter of Credit Obligations that have been fully Cash Collateralized in an amount equal to 105% of the amount thereof or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the Letter of Credit Issuer shall have been made, (b) the Revolving Credit Commitments shall have terminated or expired, (c) the obligations and liabilities of each Loan Party and its Affiliates under all Credit Product Arrangements shall have been fully, finally and irrevocably paid and satisfied in full and the Credit Product Arrangements shall have expired or been terminated, or other arrangements satisfactory to the applicable Credit Product Providers shall have been made with respect thereto, and (d) all claims of the Loan Parties against any Secured Party arising on or before the payment date in connection with the Loan Documents or any Credit Product Arrangements, as applicable, shall have been released on terms acceptable to the Administrative Agent or the applicable Credit Product Providers; provided that notwithstanding full payment or Cash Collateralization of the Obligations as provided herein, the Administrative Agent shall not be required to terminate its Liens in any Collateral unless, with respect to any damages the Administrative Agent may incur as a result of the dishonor or return of Payment Items applied to Obligations, Administrative Agent receives (i) a written agreement, executed by Borrowers and any Person whose advances are used in whole or in part to satisfy the Obligations, indemnifying Administrative Agent and Lenders from any such damages; or (ii) such Cash Collateral as the Administrative Agent, in its discretion, deems necessary to protect against any such damages. “Payment Item” means each check, draft or other item of payment payable to a Borrower, including those constituting proceeds of any Collateral. “PBA” means the Pension Benefits Act (Ontario), as well as any other applicable minimum pension benefits standards legislation of provincial or federal jurisdiction in Canada. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 50 [Matrix] Credit Agreement #85638137

of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by any Loan Party and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Acquisition” means any Acquisition by a Loan Party with respect to which: (a) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition and the line or lines of business of the Person to be acquired constitute Core Businesses and had positive EBITDA for the 12 month period most recently ended; (b) the cost of such Acquisition (including cash and other property (other than Equity Interests or options to acquire Equity Interests of any Loan Party) given as consideration, any Indebtedness incurred, assumed or acquired by any Loan Party or any Restricted Subsidiary in connection with such Acquisition, and all additional purchase price amounts in the form of earnouts and other contingent obligations calculated at the maximum potential amount thereof) does not exceed the Dollar Equivalent of $10,000,000 individually and the Dollar Equivalent of $25,000,000 when aggregated with all other Acquisitions consummated during the term of this Agreement; (c) after giving effect to such Acquisition on a Pro Forma Basis and the costs related thereto (including cash and other property (other than Equity Interests or options to acquire Equity Interests of any Loan Party) given as consideration, any Indebtedness incurred, assumed or acquired by any Loan Party or any Restricted Subsidiary in connection with such Acquisition, all additional purchase price amounts in the form of earnouts and other contingent obligation calculated at the maximum potential amount thereof, and all fees expenses and transaction costs incurred in connection therewith), the Payment Conditions shall have been met with respect thereto; (d) the Borrower Agent shall have furnished to the Administrative Agent at least five (5) Business Days prior to the date on which any such Acquisition is to be consummated or such shorter time as Administrative Agent may allow, a certificate of a Responsible Officer of the Borrower Agent, in form and substance reasonably satisfactory to the Administrative Agent, (i) certifying that all of the requirements set forth above will be satisfied on or prior to the consummation of such Acquisition and (ii) a reasonably detailed calculation of item (b) above (and such certificate shall be updated as necessary to make it accurate as of the date the Acquisition is consummated); and (e) the Borrower Agent shall have furnished the Administrative Agent with ten (10) days’ prior written notice of such intended Acquisition and shall have furnished the Administrative Agent with a current draft of the applicable acquisition documents (and final copies thereof as and when executed), and to the extent available, appropriate financial statements of the Person which is the subject of such Acquisition, pro forma projected financial statements for the twelve (12) month period following such Acquisition after giving effect to such Acquisition (including balance sheets, cash flows and income statements by month for the acquired Person, individually, and on a Consolidated basis with all Loan Parties), and, to the extent available, such other information as the Administrative Agent may reasonably request. “Permitted Liens” has the meaning specified in Section 8.02. 51 [Matrix] Credit Agreement #85638137

“Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of any Loan Party or any ERISA Affiliate or any such Plan to which any Loan Party or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Platform” has the meaning specified in Section 7.02. “Pounds Sterling” means the lawful money of the United Kingdom (expressed in Pounds Sterling). “PPSA” means the Personal Property Security Act (Ontario) (and other equivalent personal property security legislation in any other applicable Canadian province or territory) and the regulations thereunder, as from time to time in effect, provided, however, if attachment, perfection or priority of any Secured Party’s security interest in any Collateral is governed by the personal property security laws of any jurisdiction in Canada other than Ontario, with respect to such Collateral, PPSA shall mean those personal property security laws in such other jurisdiction of Canada (including the Civil Code of Québec and the regulation respecting the register of personal and movable real rights thereunder) for the purposes of the provisions hereof relating to such attachment, perfection or priority and for the definitions related to such provisions. “Priority Swap Obligations” means Credit Product Obligations under Swap Contracts (a) owing to BMO or its Affiliates (so long as BMO (in its discretion) shall have established a Credit Product Reserve with respect thereto) or (b) owing to any other Credit Product Provider and expressly identified as “Priority Swap Obligations” in a Credit Product Notice from the Borrower Agent and such Credit Product Provider to the Administrative Agent (which at all times shall be subject to a Credit Product Reserve). “Pro Forma Adjustment” means, for the purposes of calculating Consolidated EBITDA for any Measurement Period, if at any time during such Measurement Period any Borrower or any of its Restricted Subsidiaries shall have made a Permitted Acquisition or Disposition, Consolidated EBITDA for such Measurement Period shall be calculated after giving pro forma effect thereto as if any such Permitted Acquisition or Disposition occurred on the first day of such Measurement Period, including (a) with respect to an any Permitted Acquisition, inclusion of (i) the actual historical results of operation of such acquired Person or line of business during such Measurement Period and (ii) pro forma adjustments arising out of events which are directly attributable to such Permitted Acquisition, are factually supportable, and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the SEC and acceptable to the Administrative Agent and (b) with respect to any Disposition, exclusion of the actual historical results of operations of the disposed of Person or line of business or assets during such Measurement Period. “Pro Forma Basis,” “Pro Forma Compliance” and “Pro Forma Effect” means, with respect to compliance with any applicable test, financial ratio or covenant hereunder, that (without duplication): (a) the Pro Forma Adjustment shall have been made, to the extent applicable; (b) all Specified Pro Forma Transactions that have been made during the applicable period of measurement or subsequent to such period and prior to or simultaneously with the event for which the 52 [Matrix] Credit Agreement #85638137 calculation is made (the period beginning on the first day of such period of measurement and continuing until the date of the consummation of such event, the “Reference Period”) shall be deemed to have occurred as of the first day of the applicable Reference Period; provided that (i) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Pro Forma Transaction, (A) shall be excluded in the case of a Disposition of all or substantially all Equity Interests in or assets of any Loan Party or its Subsidiaries or any division, product line, or facility used for operations of the Loan Parties or their Subsidiaries, and (B) shall be included in the case of a Permitted Acquisition or Investment described in the definition of Specified Pro Forma Transaction, and (ii) all Indebtedness issued, incurred or assumed as a result of, or to finance, any Specified Pro Forma Transaction or permanently repaid in connection with any Specified Pro Forma Transaction during the Reference Period shall be deemed to have been issued, incurred, assumed or permanently repaid at the beginning of such Reference Period (with interest expense of such Person attributable to any Indebtedness for which pro forma effect is being given as provided in preceding clause (ii) that has a floating or formula rate, shall have an implied rate of interest for the applicable Reference Period determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination); provided, that, the foregoing pro forma adjustments may be applied to any such test, financial ratio or covenant solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and the definition of Pro Forma Adjustment; (c) with respect to any calculation of Availability on a pro forma basis (i) for any period or as of any specified time pursuant to any provision hereunder, the determination or calculation of Availability shall be made giving pro forma effect to all funds utilized in connection with the consummation of Specified Transactions as if funded with Loans hereunder on the date of such Specified Transactions and on each date of the period being so tested and (ii) for any Permitted Acquisition, the calculation of consideration paid in connection with such Acquisition shall include all earn-out obligations, if any, in connection therewith, calculated at the maximum potential amount thereof; and (d) for the purposes of calculating the Consolidated Fixed Charge Coverage Ratio for any Measurement Period on a Pro Forma Basis for determining compliance with the Payment Conditions with respect to any Specified Debt Payment or Specified Restricted Payment, the amount of any proposed Specified Debt Payment and/or any proposed Specified Restricted Payment, together with all other such payments made (or to be simultaneously or contemporaneously made) during such Measurement Period based on compliance with the Payment Conditions, shall be included in the definition of “Consolidated Fixed Charges” for such determination. Whenever any provision of this Agreement requires the Borrowers to be in compliance on a Pro Forma Basis (or in Pro Forma Compliance) with a specified level of Availability or specified Consolidated Fixed Charge Coverage Ratio in connection with any action to be taken by any Loan Party or any Restricted Subsidiary, the Borrower Agent shall deliver to the Administrative Agent a certificate of a Senior Officer setting forth in reasonable detail the calculations demonstrating such compliance. “Properly Contested” means with respect to any obligation of a Loan Party, (a) the obligation is subject to a bona fide dispute regarding amount or such Loan Party’s liability to pay; (b) the obligation is being properly contested in good faith by appropriate proceedings promptly instituted and diligently pursued; (c) appropriate reserves have been established in accordance with GAAP; (d) non-payment could not have a Material Adverse Effect, nor result in forfeiture or sale of any assets of a Loan Party; (e) no Lien is imposed on assets of a Loan Party, unless bonded and stayed to the satisfaction of the Administrative Agent; (f) if the obligation results from entry of a judgment or other order, such judgment or order is stayed pending appeal or other judicial review; and (g) no Account related to any Bonding 53 [Matrix] Credit Agreement #85638137

Obligation where such Bonding Obligation is being Properly Contested may be included within the Borrowing Base. “Protective Advance” has the meaning specified in Section 2.01(c)(ii)(A). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 7.02. “QFC” has the meaning specified in Section 11.21(b). “QFC Credit Support” has the meaning specified in Section 11.21(b). “Qualified Accounts” means any investment or other non-operating account of a Loan Party maintained by or at the Administrative Agent or its Affiliates and except as may be deferred pursuant to Schedule 7.21, subject to a Control Agreement in favor of the Administrative Agent; provided that at all times from and after the Closing Date, the Administrative Agent shall have sole dominion and control of the disposition of the amounts so deposited, whether or not during a Dominion Trigger Period. “Qualified ECP” means any Loan Party with total assets exceeding $10,000,000, or that constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Ratable Share” has the meaning specified in Section 2.01(c)(ii)(C). “Real Property” means all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned by any Person, including all easements, rights-of-way, and similar rights appurtenant thereto and all leases, tenancies, and occupancies thereof. “Recipient” means the Administrative Agent, any Lender, any Letter of Credit Issuer or any other recipient of any payment to be made by or on account of any Obligation of a Loan Party hereunder. “Refinancing Conditions” means the following conditions for Refinancing Indebtedness: (a) it is in an aggregate principal amount that does not exceed the principal amount of the Indebtedness being modified, refinanced, refunded, replaced, renewed or extended (the “Original Indebtedness”) plus accrued interest and reasonable fees and expenses incurred in connection with such Refinancing Indebtedness; (b) the interest rate applicable to such Refinancing Indebtedness does not exceed the greater of the (i) interest rate applicable to the Original Indebtedness and (ii) the otherwise market rate of interest for such similar Indebtedness to similarly borrowers; (c) it has a final maturity no sooner than and a weighted average life no less than the applicable Original Indebtedness; (d) it contains no mandatory prepayment provisions more favorable to the lenders thereunder than the mandatory prepayment provision under the Original Indebtedness, (e) to the extent the Original Indebtedness is unsecured, such Refinancing Indebtedness shall be unsecured; (f) to the extent the Original Indebtedness is secured by Liens, such Refinancing Indebtedness is either unsecured or is not secured by any Liens that did not secure the Original Indebtedness immediately prior to incurrence of the Refinancing Indebtedness; (g) to the extent that such Original Indebtedness is subject to any Subordinations Provisions, such Refinancing Indebtedness is subject to Subordination Provisions no less favorable to the Administrative Agent and the Lenders than those applicable to the Original Indebtedness immediately 54 [Matrix] Credit Agreement #85638137 prior to incurrence of the Refinancing Indebtedness; (h) no additional Person not obligated, primarily or contingently, on the Original Indebtedness is obligated, primarily or contingently, on such Refinancing Indebtedness; (i) such Refinancing Indebtedness shall be on terms not materially less favorable to the Administrative Agent or the Lenders, and not materially more restrictive to the Loan Parties, than the terms of the Original Indebtedness; and (j) upon giving effect to such Refinancing Indebtedness, no Default or Event of Default exists. “Refinancing Indebtedness” means the Indebtedness that is the result of any renewal, modification, refinancing, refunding, replacement, or extension of Indebtedness permitted under Section 8.01(b), (f), (g), (h), (p), (q) and (r) as to which the Refinancing Conditions are satisfied; provided that the incurrence of any such Refinancing Indebtedness will be deemed to utilize permitted amounts of Indebtedness, if any, under each clause thereof. “Register” has the meaning specified in Section 11.06(c). “Registered Public Accounting Firm” has the meaning specified in the Securities Laws and shall be independent of the Company as prescribed in the Securities Laws. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or any successor thereto. “Rent and Charges Reserve” means the aggregate of (a) all past due rent and other amounts owing by a Borrower to any landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder, broker or other Person who possesses any Eligible Borrowing Base Assets or could assert a Lien on any Eligible Borrowing Base Assets; and (b) a reserve at least equal to three months’ rent and other charges that could be payable to any such Person, unless it has executed a Lien Waiver. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Reporting Trigger Period” means the period (a) commencing on the day that (i) an Event of Default occurs and is continuing or (ii) Availability is less than the greater of (x) 15% of the Aggregate Revolving Credit Commitments at such time and (y) $15,000,00013,500,000 and (b) continuing until the date that during the previous thirty (30) consecutive days, (i) no Event of Default has existed and (ii) Availability has been greater than the greater of (x) 15% of the Aggregate Revolving Credit Commitments at such time and (y) $15,000,00013,500,000 at all times during such period; provided, however, that a Reporting Trigger Period may not be cured as contemplated by clause (b) more than two (2) times in any fiscal year. “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans, a Committed Loan Notice, (b) with respect to ana Letter of Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. 55 [Matrix] Credit Agreement #85638137

“Required Lenders” means, as of any date of determination, Lenders holding (and from and after the Administrative Agent’s written election to activate this parenthetical, at any time there are two (2) or more Lenders, at least two (2) non-Affiliate Lenders holding) more than 50% of the Total Credit Exposure of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Required Supermajority Lenders” means, as of any date of determination, Lenders holding (and from and after the Administrative Agent’s written election to activate this parenthetical, at any time there are two (2) or more Lenders, at least two (2) non-Affiliate Lenders holding) at least 66⅔% of the Total Credit Exposure of all Lender. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Supermajority Lenders at any time. “Rescindable Amount” has the meaning specified in Section 2.12(b)(ii). “Reserve” means any reserve constituting all or any portion of the Availability Reserve or the Line Reserve. “Reset Date” means January 1, 2024, or if consented to (in writing) by the Administrative Agent at its sole option, the date of the most recent Equipment appraisal received and approved by the Administrative Agent. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, with respect to each Loan Party, the chief executive officer, president, chief financial officer, treasurer, controller or assistant treasurer or any vice president of such Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Company or any Restricted Subsidiary, (ii) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Company’s or any Restricted Subsidiary’s stockholders, partners or members (or the equivalent Person thereof) or (iii) any distribution, advance or repayment of Indebtedness to or for the account of a holder of Equity Interests of the Company or its Affiliates. “Restricted Subsidiary” means any Subsidiary other than an Unrestricted Subsidiary. “Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a CORRA Loan or SOFR Loan denominated in Canadian Dollars, (ii) each date of a continuation of a SOFR Loan denominated in Canadian Dollars pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance, amendment and/or extension of a Letter of Credit denominated in Canadian Dollars, (ii) each date of any payment by the Letter of Credit Issuer under any Letter of Credit denominated in Canadian Dollars, and (iii) such 56 [Matrix] Credit Agreement #85638137 additional dates as the Administrative Agent or the Letter of Credit Issuer shall determine or the Required Lenders shall require. “Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of CORRA Loans and SOFR Loans, having the same Interest Period, made pursuant to Section 2.01(a) or (c). “Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(a), (b) purchase participations in Letter of Credit Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Lender’s participation in Letter of Credit Obligations, Swing Line Loans and Protective Advances at such time. “Revolving Credit Facility” means the facility described in Sections 2.01(a), 2.03 and 2.04 providing for Revolving Credit Loans, Letters of Credit and Swing Line Loans to or for the benefit of the Borrowers by the Revolving Credit Lenders, Letter of Credit Issuer and Swing Line Lender, as the case may be, in the maximum aggregate principal amount at any time outstanding of the Dollar Equivalent of $90,000,000, as adjusted from time to time pursuant to the terms of this Agreement. “Revolving Credit Lender” means each Lender that has a Revolving Credit Commitment or, following termination of the Revolving Credit Commitments, has any Revolving Credit Exposure. “Revolving Credit Loan” has the meaning specified in Section 2.01(a). “Revolving Credit Loan Note” means a promissory note made by the Borrowers in favor of a Revolving Credit Lender evidencing Revolving Credit Loans made by such Revolving Credit Lender, substantially in the form of Exhibit A. “Revolving Credit Termination Date” means the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Revolving Credit Commitments pursuant to Section 2.07(a), and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of the Letter of Credit Issuer to make Letter of Credit Extensions pursuant to Section 9.02. “Rolling Stock” means all trucks, trailers, tractors, service vehicles, vans, pick-up trucks, forklifts, wheel loaders and other mobile equipment and other vehicles, wherever located. “Royalties” means all royalties, fees, expense reimbursement and other amounts payable by a Loan Party under a License. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and any successor thereto. “Same Day Funds” means immediately available funds. 57 [Matrix] Credit Agreement #85638137

“Sanctioned Person” means, at any time, that is (a) the target of Sanctions; (b) any Person listed in the annex to, or otherwise subject to the provisions of, the Executive Order or any Sanctions-related list of designated Persons maintained by OFAC (including the OFAC SDN List), the United States Department of State or the Government of Canada (including, without limitation, OFAC, the U.S. Department of Commerce, United States Department of State or U.S. Department of Defense), the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom, or any other relevant sanctions authority, (c) any Person located, organized or resident in a Designated Jurisdiction or (d) any Person directly or indirectly 25% or more owned or controlled, individually or in the aggregate, by any Person described in clauses (a) or (b) above. “Sanctions” means all economic or financial sanctions, sectoral sanctions, secondary sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the United States government (including those administered by OFAC the U.S. Department of Commerce, United States Department of State or U.S. Department of Defense), or (b) the Government of Canada, the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom, or any other relevant sanctions authority with jurisdiction over any Loan Party or any of their respective Subsidiaries or Affiliates. “Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Party” means (a) each Lender, (b) each Credit Product Provider, (c) the Administrative Agent, (d) the Letter of Credit Issuer, (e) the Arranger and (f) the successors and assigns of each of the foregoing. “Secured Party Expenses” has the meaning set forth in Section 11.04(a). “Securities Laws” means the Securities Act of 1933, the Exchange Act, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder. “Security Agreement” means the Security Agreement dated as of the date hereof by the Loan Parties and the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit C-1. “Security Instruments” means, collectively or individually as the context may indicate, the Security Agreement, the Canadian Security Agreement, any Deed of Hypothec, the Control Agreements, the Patent Security Agreement, the Trademark Security Agreement, each Lien Waiver and all other agreements (including securities account control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which any Loan Party or other Person shall grant or convey to the Administrative Agent or the Lenders a Lien in property as security for all or any portion of the Obligations. “Settlement Date” has the meaning provided in Section 2.14. 58 [Matrix] Credit Agreement #85638137

“Shrink” means Inventory which has been lost, misplaced, stolen, or is otherwise unaccounted for. “SOFR” means a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Loan” means a Loan bearing interest based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate.” “Solvent” means, as to any Person, such Person (a) owns property or assets whose fair salable value is greater than the amount required to pay all of its debts (including contingent, subordinated, unmatured and unliquidated liabilities); (b) owns property or assets whose present fair salable value (as defined below) is greater than the probable total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person as they become absolute and matured; (c) is able to pay all of its debts as they mature; (d) has capital that is not unreasonably small for its business and is sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; (e) is not “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code; and (f) has not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Loan Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Person or any of its Affiliates. “Fair salable value” means the amount that could be obtained for assets within a reasonable time, either through collection or through sale under ordinary selling conditions by a capable and diligent seller to an interested buyer who is willing (but under no compulsion) to purchase. For purposes hereof, the amount of all contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, can reasonably be expected to become an actual or matured liability. “Specified Debt Payment” means any prepayment of Indebtedness made pursuant to Section 8.11(a)(iv) or with respect to which the Payments Conditions apply. “Specified Investment” means any Investment made pursuant to Section 8.03(g) or (h) or with respect to which the Payments Conditions apply. “Specified Loan Party” means a Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 2.15(c)). “Specified Pro Forma Transaction” means, with respect to any period, any Investment, Disposition, Subsidiary designation as a Restricted Subsidiary or an Unrestricted Subsidiary or other event, including any Specified Transactions, that by the terms of the Loan Documents requires “Pro Forma Compliance” with a test or covenant hereunder or requires such test or covenant to be calculated on a “Pro Forma Basis.” “Specified Restricted Payment” means any Restricted Payment with respect to which the Payments Conditions apply. “Specified Transaction” means each Specified Debt Payment, each Specified Investment and each Specified Restricted Payment. “Spot Rate” means, on any determination date, (x) the Daily Exchange Rate if being determined in connection with (i) determining the Dollar Equivalent amount of any Accounts of Canadian Borrowers 59 [Matrix] Credit Agreement #85638137

reported on any Borrowing Base Certificate or (ii) determining the Dollar Equivalent of any amounts reflected and/or reported in this Agreement or any other Loan Document or any related document or certificate (including financial statements and reports) delivered hereunder or thereunder to the extent any such amounts reflect or represent a balance-sheet-related item or the like, in each case, as determined by the Administrative Agent in its reasonable discretion, or (y) the Monthly Exchange Rate if being determined in connection with determining the Dollar Equivalent of any amounts reflected and/or reported in this Agreement or any other Loan Document or any related document or certificate (including financial statements and reports) delivered hereunder or thereunder to the extent any such amounts reflect or represent an income statement related item or the like (including, without limitation, revenue and expense amounts), in each case, as determined by the Administrative Agent in its reasonable discretion. “Subcontractor Reserves” means the reserves established by the Administrative Agent from time to time, in its reasonable discretion, to reflect the aggregate amount of liabilities of the Loan Parties that are, or, upon nonpayment of or creation of a claim with respect to such liability, would be, (i) pursuant to Law, secured by Liens on the Collateral that are senior to the Administrative Agent’s Liens or secured by Liens on any Bonded Job Site, (ii) subject to a trust arrangement with respect to the collections or proceeds of any Account or (iii) pursuant to Law, allow the Account Debtor to withhold or offset payment on any Account on account thereof, in any case arising under any applicable Law for the benefit of mechanics, materialmen, repairmen or other providers of labor or materials. “Subordinated Debt” means unsecured Indebtedness which is expressly subordinated in right of payment to the prior Payment in Full and which is in form and on terms satisfactory to, and approved in writing by, the Administrative Agent at its sole option. “Subordination Provisions” means any provision relating to debt or lien subordination applicable to or contained in any documents evidencing any Indebtedness, including Subordinated Debt, including as set forth in the Intercreditor Agreement or other applicable intercreditor agreements acceptable to the Administrative Agent. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company, unlimited liability company or other business entity (but not a representative office of such Person) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company. “Subsidiary Guarantor” means any Subsidiary of the Company that is a Guarantor. “Surety” means any surety party to any contractual arrangements entered into by the Company or any Subsidiary with respect to any bid, performance, surety or payment bonds, contracts or like undertakings. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar 60 [Matrix] Credit Agreement #85638137 transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, together with any related schedules. “Swap Obligation” means, with respect to any Loan Party, any obligation to perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender); provided, however that it is understood and agreed that such amounts provided by the applicable Credit Product Provider with respect to Credit Product Obligations under Swap Contracts may include a commercially reasonable level of “cushion” to account for normal short-term market fluctuations. “Swing Line” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04. “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Lender” means BMO in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b). “Swing Line Sublimit” means an amount equal to the lesser of (a) $10,000,000 and (b) the Aggregate Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Credit Commitments. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Tax Act” means the Income Tax Act (Canada).“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other 61 [Matrix] Credit Agreement #85638137 charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term CORRA” means, for any calculation with respect to a CORRA Loan denominated in Canadian Dollars, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Canadian Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such Periodic Term CORRA Determination Day; provided, further, that if Term CORRA shall ever be less than the Floor, then Term CORRA shall be deemed to be the Floor. “Term CORRA Adjustment” means a percentage equal to (i) 0.29547% (29.547 basis points) for a Canadian Available Tenor of one-month’s duration, and (ii) 0.32138% (32.138 basis points) for a Canadian Available Tenor of three-months’ duration. “Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator. “Term CORRA Reference Rate” means the forward-looking term rate based on CORRA. “Term SOFR” means, for the applicable tenor, the Term SOFR Reference Rate on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to (a) in the case of SOFR Loans, the first day of such applicable Interest Period, or (b) with respect to Base Rate, such day of determination of the Base Rate, in each case as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day; provided, further, that if Term SOFR shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Threshold Amount” means the Dollar Equivalent of Five Hundred Thousand Dollars ($500,000). 62 [Matrix] Credit Agreement #85638137

“Total Credit Exposure” means, as to any Lender at any time, the unused outstanding Revolving Credit Commitments of such Lender and the Credit Exposure of such Lender at such time. “Total Revolving Credit Outstandings” means, without duplication, the aggregate Outstanding Amount of all Revolving Credit Loans, Protective Advances, Swing Line Loans and Letter of Credit Obligations. “Trademark Security Agreement” means any trademark security agreement pursuant to which any Loan Party assigns to the Administrative Agent, for the benefit of the Secured Parties, such Person’s interest in its trademarks as security for the Obligations. “Transaction” means, individually or collectively as the context may indicate the entering by the Borrowers of the Loan Documents to which they are a party and the funding of the Revolving Credit Facility. “Treasury Management and Other Services” means (a) all arrangements for the delivery of treasury and cash management services, (b) all commercial credit card, purchase card, p-card and merchant card services; and (c) all other banking products or services, including trade and supply chain finance services and leases, other than Letters of Credit, in each case, to or for the benefit of any Loan Party or an Affiliate of any Loan Party which are entered into or maintained with a Lender or an Affiliate of a Lender and which are not prohibited by the express terms of the Loan Documents. “Trust Accounts” means Deposit Accounts or Securities Accounts containing cash, cash equivalents or securities (a) held exclusively for employee benefit payments and expenses related to a Loan Party’s employees, or (b) required to be collected, remitted or withheld exclusively to pay payroll or taxes (including, without limitation, federal and state withholding taxes (including the employer’s share thereof)). “Type” means, with respect to a Loan, its character as a Base Rate Loan, a Canadian Prime Rate Loan, a CORRA Loan or a SOFR Loan. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, with respect to any financing statement or by reason of any mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to any applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York or a Canadian Province, the term “UCC” shall also include the Uniform Commercial Code or PPSA, as applicable, as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement, each Loan Document and any financing statement relating to such perfection or effect of perfection or non-perfection. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. 63 [Matrix] Credit Agreement #85638137

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i). “Unrestricted Subsidiary” means any Subsidiary of the Company that has been designated as an Unrestricted Subsidiary both in accordance with Section 2.19 and with the written consent of the Administrative Agent. Each Unrestricted Subsidiary as of the ClosingFourth Amendment Effective Date is listed on Schedule 1.03 hereto. Notwithstanding the foregoing, neither any Borrower nor any other Loan Party party hereto on the Closing Date may constitute an Unrestricted Subsidiary. “Unused Facility Amount” means the daily amount by which (a) the Aggregate Revolving Credit Commitments exceeds (b) the sum of (i) Outstanding Amount of the Dollar Equivalent of all Revolving Credit Loans other than Swing Line Loans and (ii) the Outstanding Amount of the Dollar Equivalent of all Letter of Credit Obligations, subject to adjustment as provided in Section 2.17. For the avoidance of doubt, the Outstanding Amount of the Dollar Equivalent of Swing Line Loans shall not be considered usage for purposes of determining the Unused Facility Amount. “Unused Fee” has the meaning specified in Section 2.09(a). “Unused Fee Rate” means a per annum rate equal 0.25%. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “Value” means, for any Eligible Account or Eligible Time and Material Account, as applicable, the Dollar Equivalent of the face amount of such Eligible Account or Eligible Time and Material Account, as applicable, net of (a) any returns, rebates, discounts (calculated on the shortest terms), credits, allowances or Taxes (including sales, excise or other taxes) that have been or could reasonably be expected to be claimed by the Account Debtor or any other Person and (b) the amount of any premiums, deductibles, co-insurance, fees or similar costs of and amounts payable by any Borrower relating to any acceptable credit insurance obtained with respect to such Account. “Voting Equity Interests” means Equity Interests with respect to which the holders thereof are ordinarily, in the absence of contingencies, entitled to vote for the election of members of the Board of Directors of the issuer thereof, even if the right so to vote has been suspended by the happening of such a contingency. “Wage Claim Reserves” means the reserves established by the Administrative Agent from time to time, in its reasonable discretion, to reflect the aggregate amount of liabilities of the Loan Parties that 64 [Matrix] Credit Agreement #85638137 are or, upon nonpayment of or creation of a claim with respect to such liability, would, pursuant to Law, be secured by Liens on the Collateral that are senior to the Administrative Agent’s Liens arising from any state or Federal statutory provision for wage claims, unpaid taxes or other obligations or liabilities of the Loan Parties. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vii) all covenants in Article VIII shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant (other than specific cross references permitting actions or conditions under other covenants) shall not avoid the occurrence of an Event of Default or Default if such action is taken or condition exists. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” 65 [Matrix] Credit Agreement #85638137

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) A reference to Loan Parties’ “knowledge” or similar concept means actual knowledge of a Responsible Officer, or knowledge that a Responsible Officer would have obtained if he or she had engaged in good faith and diligent performance of his or her duties, including reasonably specific inquiries of employees or agents and a good faith attempt to ascertain the matter. 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect on the Closing Date, except (i) with respect to any reports or financial information required to be delivered pursuant to Section 7.01, which shall be prepared in accordance with GAAP as in effect and applicable to that accounting period in respect of which reference to GAAP is being made and (ii) as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of each Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower Agent or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower Agent shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower Agent shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding anything to the contrary contained in this Section 1.03 or the definition of “Capital Leases”, in the event of a change in GAAP requiring all leases to be capitalized, only those leases that would have constituted Capital Leases on the Closing Date (assuming for purposes hereof that such leases were in existence on the Closing Date) shall be considered Capital Leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made in accordance therewith (provided that all financial statements delivered to the Administrative Agent in accordance with the terms of this Agreement after the date of such change in GAAP shall contain a schedule showing the adjustments necessary to reconcile such financial statements with GAAP as in effect immediately prior to such change). (c) Consolidation of Variable Interest Entities. Except as expressly provided otherwise herein, all references herein to Consolidated financial statements of the Company and its Subsidiaries or to the determination of any amount for the Company and its Subsidiaries on a Consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Company is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein. (d) Calculations. In computing financial ratios and other financial calculations of the Company and its Subsidiaries required to be submitted pursuant to this Agreement, all Indebtedness of 66 [Matrix] Credit Agreement #85638137

the Company and its Subsidiaries shall be calculated at Dollar Equivalent par value irrespective if the Company has elected the fair value option pursuant to FASB Interpretation No. 159 – The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 (February 2007). For purposes of determining any “extraordinary” item, extraordinary shall be determined in accordance with GAAP as in effect prior to Accounting Standards Update No. 2015-01. 1.04 Uniform Commercial Code. As used herein, the following terms are defined in accordance with the UCC in effect in the State of New York from time to time: “Chattel Paper,” “Commodity Account,” “Commodity Contracts,” “Deposit Account,” “Documents,” “Equipment”, “General Intangibles,” “Instrument,” “Inventory,” “Record,” and “Securities Account.” Any term defined in this Agreement by reference to the UCC shall also have any extended, alternative or analogous meaning given to such term in the PPSA and under other Canadian laws (including, without limitation, the Securities Transfer Act, 2006 (Ontario), the Bills of Exchange Act (Canada) and the Depository Bills and Notes Act (Canada)), in all cases for the extension, preservation or betterment of the security and rights of the Administrative Agent and the Lenders, (ii) all references in this Agreement to a financing statement, continuation statement, amendment or termination statement shall be deemed to refer also to the analogous documents used under the PPSA, including, without limitation, where applicable, financing change statements and (iii) all references to federal or state securities law of the United States shall be deemed to refer also to analogous federal, provincial and territorial securities laws in Canada. 1.05 Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Central time (daylight or standard, as applicable). 1.07 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.08 Exchange Rates; and Currency Equivalents. (a) The Administrative Agent shall determine the Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Canadian Dollars and, Australian Dollars, Euros and Pounds Sterling. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating the financial covenant hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the Letter of Credit Issuer, as applicable. (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a SOFR Loan or a prepayment of a CORRA Loan, an amount, such as a required 67 [Matrix] Credit Agreement #85638137 minimum or multiple amount, is expressed in Dollars, but such Borrowing, SOFR Loan or CORRA Loan is denominated in Canadian Dollars, such amount shall be the relevant Canadian Dollar equivalent of such Dollar amount (rounded to the nearest unit of Canadian Dollars, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent. (c) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Term SOFR” or with respect to any rate that is an alternative or replacement for or successor to any of such rates (including, without limitation, any successor rate determined pursuant to Section 3.03) or the effect of any of the foregoing, or of any changes pursuant to Section 3.03. (d) Except as the context may require otherwise, each reference to a Dollar amount used in respect of Articles VI, VII, VIII and IX (or the applicable definitions or cross-referenced sections used therein) shall be deemed a reference to the Dollar Equivalent of such Dollar amount. (e) All amounts from time to time payable hereunder by a Loan Party shall be payable in Dollars, unless the Borrowing or the Letter of Credit was denominated in Canadian Dollars, in which case such Borrowing or the related Letter of Credit Obligations (along with all interest and fees accruing thereon or a part thereof) shall be payable in Canadian Dollars. 1.09 Québec References. For purposes of any Collateral located in the Province of Québec or charged by any Deed of Hypothec (or any other Loan Document) and for all other purposes pursuant to which the interpretation or construction of a Loan Document may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (a) “personal property” shall be deemed to include “movable property,” (b) “real property” shall be deemed to include “immovable property” and an “easement” shall be deemed to include a “servitude,” (c) “tangible property” shall be deemed to include “corporeal property,” (d) “intangible property” shall be deemed to include “incorporeal property,” (e) “security interest” “mortgage” and “lien” shall be deemed to include a “hypothec,” “prior claim” and a “resolutory clause”, (f) all references to filing, registering or recording financing statements or other required documents under the Uniform Commercial Code, the PPSA or other applicable law shall be deemed to include publication under the Civil Code of Québec, and all references to releasing or terminating any Lien shall be deemed to include a release, discharge and mainlevee of a hypothec, (g) all references to “perfection” of or “perfected” Liens shall be deemed to include a reference to the “opposability” of such Liens to third parties, (h) any “right of offset,” “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (i) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and Securities, (j) an “agent” shall be deemed to include a “mandatary.”, (k) “construction liens” shall be deemed to include “legal hypothecs”, (l) “joint and several” shall be deemed to include “solidary”, (m) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault”, (n) “beneficial ownership” shall be deemed to include “ownership on behalf of another as mandatary”, (o) “easement” shall be deemed to include “servitude”, (p) “priority” shall be deemed to include “prior claim”, (q) “survey” shall be deemed to include “certificate of location and plan”, (r) a “land surveyor” shall be deemed to include an “arpenteur-géomètre”; (s) “state” shall include “province”, (t) “fee simple title” shall be deemed to include “absolute ownership” and “ownership” (including ownership under a right of superficies), (u) “accounts” shall include “claims”, (v) “legal title” shall include “holding title on behalf of an owner as mandatory or prete-nom”, (w) “ground lease” shall include “emphyteusis” or a “lease with a right of superficies”, as applicable, (x) “lease” shall include a “leasing contract”, and (y) “guarantee” and “guarantor” shall include “suretyship” and “surety”, respectively. The parties hereto confirm that it is their wish that this Agreement and any other document 68 [Matrix] Credit Agreement #85638137 executed in connection with the transactions contemplated herein be drawn up in the English language only (except if another language is required under any applicable law) and that all other documents contemplated thereunder or relating thereto, including notices, may also be drawn up in the English language only. Les parties aux présentes confirment que c’est leur volonté que cette convention et les autres documents de crédit soient rédigés en langue anglaise seulement et que tous les documents, y compris tous avis, envisagés par cette convention et les autres documents peuvent être rédigés en langue anglaise seulement (sauf si une autre langue est requise en vertu d’une loi applicable. 1.10 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Canadian Prime Rate, Term CORRA, Adjusted Term CORRA, Daily Compounded CORRA, Term SOFR, Adjusted Term SOFR, Daily Simple SOFR or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement or Canadian Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement or Canadian Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, the Canadian Prime Rate, Term CORRA, Adjusted Term CORRA, Daily Compounded CORRA, Term SOFR, Adjusted Term SOFR, Daily Simple SOFR, or any other Benchmark or Canadian Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes or any Canadian Benchmark Replacement Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Canadian Prime Rate, Term CORRA, Adjusted Term CORRA, Daily Compounded CORRA, Term SOFR, Adjusted Term SOFR, Daily Simple SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement or Canadian Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Base Rate, the Canadian Prime Rate, Term CORRA, Adjusted Term CORRA, Daily Compounded CORRA, Term SOFR, Adjusted Term SOFR, Daily Simple SOFR or any other Benchmark or Canadian Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 Loan Commitments. (a) Revolving Credit Commitments. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrowers, in Dollars or Canadian Dollars, from time to time during the Availability Period, in an aggregate amount not to exceed at any time outstanding the lesser of (i) the amount of such Lender’s Revolving Credit Commitment, or (ii) such Lender’s Applicable Revolving Credit Percentage of the Borrowing Base; provided, however, that immediately after giving effect to any Revolving Credit Borrowing, (A) the Dollar Equivalent of the Total Revolving Credit Outstandings shall not exceed the Dollar Equivalent of the Maximum Borrowing Amount, (B) the Revolving Credit Exposure of each Lender shall not exceed such Lender’s Revolving Credit Commitment and (C) the Total Revolving Credit 69 [Matrix] Credit Agreement #85638137

Outstandings of all Loans denominated in Canadian Dollars shall not exceed the Canadian Dollar Sublimit. Within such limits and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(a), prepay under Section 2.06(a), and reborrow under this Section 2.01(a). (b) [Reserved]. (c) Overadvances and Protective Advances. (i) Overadvances. (A) If at any time the aggregate principal balance of all Loans exceeds the Maximum Borrowing Amount (an “Overadvance”), the excess amount shall be payable by the Borrowers within one (1) Business Day of the earlier of (x) the Administrative Agent’s demand (which may be by e-mail) and (ii) any Responsible Officer of any Loan Party becoming aware of such Overadvance. All Overadvance Loans shall constitute Obligations secured by the Collateral and shall be entitled to all benefits of the Loan Documents. (B) The Administrative Agent may, in its sole discretion (but shall have absolutely no obligation to), require Lenders to honor requests for Overadvance Loans and to forbear from requiring the applicable Borrower(s) to cure an Overadvance, as long as (a) such Overadvance does not continue for more than thirty (30) consecutive days and (b) the aggregate amount of the Overadvances existing at any time, together with the Protective Advances outstanding at any time, do not exceed 10.0% of the Revolving Credit Commitments then in effect. Overadvance Loans may be required even if the conditions set forth in Section 5.02 have not been satisfied. In no event shall Overadvance Loans be required that would cause the Total Revolving Credit Outstandings to exceed the Aggregate Revolving Credit Commitments. Required Lenders may at any time prospectively revoke the Administrative Agent’s authority to make further Overadvance Loans to any or all Borrowers by written notice delivered to the Administrative Agent. Any funding of an Overadvance Loan or sufferance of an Overadvance shall not constitute a waiver by the Administrative Agent or Lenders of the Event of Default caused thereby. In no event shall any Borrower or other Loan Party be deemed a beneficiary of this Section 2.01(c) nor authorized to enforce any of its terms. (ii) Protective Advances. (A) The Administrative Agent shall be authorized by each Borrower and the Lenders from time to time in the Administrative Agent’s sole discretion (but shall have absolutely no obligation to), to make Base Rate Loans to the Borrowers on behalf of the Lenders (any of such Loans are herein referred to as “Protective Advances”) which the Administrative Agent deems necessary or desirable to (a) preserve or protect Collateral or any portion thereof or (b) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Credit Exposure; provided that no Protective Advance shall cause the aggregate amount of the Total Revolving Credit Outstandings at such time to exceed the Aggregate Revolving Credit Commitments then in effect. All 70 [Matrix] Credit Agreement #85638137

Protective Advances made by the Administrative Agent constitute Obligations, secured by the Collateral and shall be treated for all purposes as Base Rate Loans. (B) The aggregate amount of Protective Advances outstanding at any time shall not exceed 10.0% of the Aggregate Revolving Credit Commitments then in effect, and such Protective Advances, together with the aggregate amount of Overadvances existing at any time, shall not exceed 10.0% of the Aggregate Revolving Credit Commitments then in effect. Protective Advances may be made even if the conditions set forth in Section 5.02 have not been satisfied. Each Lender shall participate in each Protective Advance on a ratable basis. Required Lenders may at any time revoke the Administrative Agent’s authority to make further Protective Advances to any or all Borrowers by written notice to the Administrative Agent. Absent such revocation, the Administrative Agent’s determination that funding of a Protective Advance is appropriate shall be conclusive. At any time that there is sufficient Availability and the conditions precedent set forth in Section 5.02 have been satisfied, the Administrative Agent may request the Lenders to make a Loan to repay a Protective Advance. At any other time, the Administrative Agent may require the Lenders to fund their risk participations described in Section 2.01(c)(ii)(C). (C) Upon the making of a Protective Advance by the Administrative Agent (whether before or after the occurrence of a Default or Event of Default), each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Administrative Agent without recourse or warranty, an undivided interest and participation in such Protective Advance equal to the proportion of the Total Credit Exposure of such Lender to the Total Credit Exposure of all Lenders (its “Ratable Share”) of such Protective Advance. Each Lender shall transfer (a “Transfer”) the amount of such Lender’s purchased interest and participation promptly when requested to the Administrative Agent, to such account of the Administrative Agent as the Administrative Agent may designate, but in any case not later than 3:00 p.m. on the Business Day notified (if notice is provided by the Administrative Agent prior to 12:00 p.m. and otherwise on the immediately following Business Day (the “Transfer Date”)). Transfers may occur during the existence of a Default or Event of Default and whether or not the applicable conditions precedent set forth in Section 5.02 have then been satisfied. Such amounts transferred to the Administrative Agent shall be applied against the amount of the applicable Protective Advance and shall constitute Loans of such Lenders, respectively. If any such amount is not transferred to the Administrative Agent by any Lender on such Transfer Date, the Administrative Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Overnight Rate for three (3) Business Days and thereafter at the Base Rate. From and after the date, if any, on which any Lender is required to fund, and funds, its interest and participation in any Protective Advance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender’s Ratable Share of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Protective Advance. (d) Determination of the Borrowing Base. The Borrowing Base shall be established and adjusted from time to time as follows: 71 [Matrix] Credit Agreement #85638137

(i) The amount of the Borrowing Base shall initially be established in each Borrowing Base Certificate delivered to the Administrative Agent by the Borrower Agent pursuant to Section 7.02(a). The Administrative Agent shall have the right, at any time and from time to time on and after the Closing Date in good faith and in the exercise of it Credit Judgment to establish, modify or eliminate Reserves. The Borrowing Base shall also be subject to adjustment by the Administrative Agent in its Credit Judgment (A) to reflect any determination that the amount of the Borrowing Base set forth in a Borrowing Base Certificate differs materially from the actual Borrowing Base determined by the Administrative Agent; (B) to reflect Administrative Agent’s reasonable estimate of declines in value of Borrowing Base Assets due to collections received in the Concentration Account or otherwise; (C) to reflect changes in advance rates as a result of changes in dilution, quality, mix and other factors affecting the Borrowing Base Assets; (D) to the extent any information or calculation does not comply with this Agreement and (E) to reflect other adjustments in accordance with the terms of this Agreement. (ii) In connection with any adjustment to the Borrowing Base, the Administrative Agent shall (A) promptly notify the Borrower Agent in writing (including via e-mail) whenever the Administrative Agent determines that the amount of the Borrowing Base set forth in a Borrowing Base Certificate differs materially from the actual Borrowing Base determined by the Administrative Agent and (B) discuss with Borrower Agent (1) the basis for any such difference and (2) any changes made or proposed to be made to the amount of the Borrowing Base, including the reasons for any imposition of or changes in Reserves or any change in advance rates or eligibility criteria with respect to Borrowing Base Assets. The determination of the Borrowing Base by the Administrative Agent shall be presumptively correct and shall constitute the Borrowing Base for all purposes hereunder. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of SOFR Loans or of any conversion of CORRA Loans or SOFR Loans to Base Rate Loans or Canadian Prime Rate Loans, and (ii) one Business Day prior to the requested date of any Borrowing of Base Rate Loans or Canadian Prime Rate Loans. Each telephonic notice by the Borrowers pursuant to this Section 2.02(a) must be promptly confirmed in writing by a Responsible Officer of the Borrower Agent. Each Borrowing of, conversion to or continuation of SOFR Loans shall be in a principal amount of the Dollar Equivalent of $100,000 or a whole multiple of the Dollar Equivalent of $100,000 in excess thereof. Except as provided in Sections 2.02(f), 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans or Canadian Prime Rate Loans shall be in a principal amount of the Dollar Equivalent of $500,000 or a whole multiple of the Dollar Equivalent of $100,000 in excess thereof. During a Dominion Trigger Period, there shall be no minimum borrowing amounts for Base Rate Loans or Canadian Prime Rate Loans. Each such notice (whether telephonic or written) shall specify (i) the principal amount of Loans to be borrowed, converted or continued, (ii) the Type of Loans to be borrowed or to which existing Loans are to be converted, (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day) and (iv) if applicable, the duration of the Interest Period with respect thereto. If the Borrowers fail to specify a Type of Loan or if the Borrowers fail to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic 72 [Matrix] Credit Agreement #85638137 conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable CORRA Loans or SOFR Loans. If the Borrowers request a Borrowing of, conversion to, or continuation of SOFR Loans in any such Committed Loan Notice, but fail to specify an Interest Period, they will be deemed to have specified an Interest Period of one month. (b) Following receipt of a Committed Loan Notice for the Revolving Credit Facility, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage under the Revolving Credit Facility of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrowers, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 5.02 (and, if such Borrowing is the initial Credit Extension, Section 5.01), the Administrative Agent shall make all funds so received available to the Borrowers in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrowers on the books of BMO with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date a Committed Loan Notice with respect to a Revolving Credit Borrowing is given by the Borrower, there are Letter of Credit Borrowings outstanding, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such Letter of Credit Borrowings, and second, shall be made available to the Borrowers as provided above. (c) Except as otherwise provided herein, a SOFR Loan may be continued or converted only on the last day of an Interest Period for such SOFR Loan. During the existence of a Default, (i) no Loans may be requested as, converted to or continued as a SOFR Loan without the consent of the Required Lenders, and (ii) the Required Lenders may demand that any or all of the then outstanding CORRA Loans or SOFR Loans denominated in Canadian Dollars be prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto. (d) The Administrative Agent shall promptly notify the Borrower Agent and the Lenders of the interest rate applicable to any Interest Period for SOFR Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower Agent and the Lenders of any change in BMO’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than five (5) Interest Periods in effect in respect of the Revolving Credit Facility. (f) Borrowers and each Lender hereby irrevocably authorize the Administrative Agent, in the Administrative Agent’s sole discretion, to advance to Borrowers, and/or to pay and charge to Borrowers’ Loan Account hereunder, all sums necessary to pay (i) any interest accrued on the Obligations when due and to pay all fees, costs and expenses and other Obligations at any time owed by any Loan Party to the Administrative Agent or any Lender hereunder and (ii) any service charge or expenses due pursuant to Section 11.04 when due. The Administrative Agent shall advise the Borrower Agent of any such advance or charge promptly after the making thereof. Such action on the part of the Administrative Agent shall not constitute a waiver of the Administrative Agent’s rights and the 73 [Matrix] Credit Agreement #85638137

Borrowers’ obligations under this Agreement. Any amount which is added to the principal balance of the Loan Account as provided in this Section 2.02(f) shall constitute Revolving Credit Loans (notwithstanding the failure of the Borrowers to satisfy any of the conditions to Credit Extensions in Section 5.02) and Obligations hereunder and shall bear interest at the interest rate then and thereafter applicable to Base Rate Loans. 2.03 Letters of Credit. (a) The Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein, (A) the Letter of Credit Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the earlier to occur of the Letter of Credit Expiration Date or the termination of the Availability Period, to issue Letters of Credit at the request of the Borrower Agent for the account of a Borrower (or any other Loan Party or Domestic Subsidiary thereof as to which all “know your customer” or other similar requirements have been satisfied) so long as such Borrower is a joint and several co-applicant; references to a “Borrower” in this Section 2.03 shall be deemed to include reference to such other Loan Party and any applicable Domestic Subsidiary, as the case may be, and to amend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit; and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the a Borrower and any drawings thereunder; provided that the Letter of Credit Issuer shall not be obligated to make any Letter of Credit Extension with respect to any Letter of Credit, and no Revolving Credit Lender shall be obligated to participate in any Letter of Credit, if as of the date of such Letter of Credit Extension, (A) the Total Revolving Credit Outstandings would exceed the Maximum Borrowing Amount, (B) the Revolving Credit Exposure of any Revolving Credit Lender would exceed such Revolving Credit Lender’s Revolving Credit Commitment, or (C) the Outstanding Amount of all Letter of Credit Obligations would exceed the Letter of Credit Sublimit. Each request by the Borrower Agent for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower Agent that the Letter of Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. (ii) The Letter of Credit Issuer shall not issue any Letter of Credit, if: (A) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur (i) as to standby Letters of Credit, more than twelve months after the date of issuance or last renewal, and (ii) as to commercial Letters of Credit, later than the earlier of (1) 270 days after the date of issuance thereof and (2) 60 days before the Letter of Credit Expiration Date, unless in each case the Required Lenders have approved such expiry date; or (B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date; 74 [Matrix] Credit Agreement #85638137

(iii) The Letter of Credit Issuer shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Letter of Credit Issuer from issuing such Letter of Credit or any Law applicable to the Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Letter of Credit Issuer shall prohibit, or request that the Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Letter of Credit Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Letter of Credit Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Letter of Credit Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Letter of Credit Issuer in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of the Letter of Credit Issuer; (C) such Letter of Credit is in an initial amount less than the Dollar Equivalent of $10,000; or (D) any Lender is at that time a Defaulting Lender, unless the Letter of Credit Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the Letter of Credit Issuer (in its sole discretion) with the Borrowers or such Lender to eliminate the Letter of Credit Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.17(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Letter of Credit Obligations as to which the Letter of Credit Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion. (iv) The Letter of Credit Issuer shall not amend any Letter of Credit if the Letter of Credit Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof. (v) The Letter of Credit Issuer shall be under no obligation to amend any Letter of Credit if (A) the Letter of Credit Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (vi) The Letter of Credit Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Letter of Credit Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article X with respect to any acts taken or omissions suffered by the Letter of Credit Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article X included the Letter of Credit Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the Letter of Credit Issuer. 75 [Matrix] Credit Agreement #85638137

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower Agent delivered to the Letter of Credit Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower Agent and, if applicable, of the applicable Borrower. Such Letter of Credit Application must be received by the Letter of Credit Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and the Letter of Credit Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the Letter of Credit Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing or presentation thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing or presentation thereunder; and (G) such other matters as the Letter of Credit Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the Letter of Credit Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the Letter of Credit Issuer may require. Additionally, the Borrower Agent shall furnish to the Letter of Credit Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Letter of Credit Issuer or the Administrative Agent may require. (ii) Promptly after receipt of any Letter of Credit Application, the Letter of Credit Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, the Letter of Credit Issuer will provide the Administrative Agent with a copy thereof. Unless the Letter of Credit Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Borrower, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article V shall not then be satisfied, then, subject to the terms and conditions hereof, the Letter of Credit Issuer shall, on the requested date, issue a Letter of Credit for the account of the Company or the Company and the applicable Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the Letter of Credit Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Letter of Credit Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Percentage times the amount of such Letter of Credit. (iii) If the Borrower Agent so requests in any applicable Letter of Credit Application, the Letter of Credit Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit other than a commercial Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the Letter of Credit Issuer to prevent any such extension at least once in each 76 [Matrix] Credit Agreement #85638137 twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Letter of Credit Issuer, the Borrower Agent shall not be required to make a specific request to the Letter of Credit Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the Letter of Credit Issuer to permit the extension of such Letter of Credit; provided, however, that the Letter of Credit Issuer shall not permit any such extension if (A) the Letter of Credit Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Credit Lender or the Borrower Agent that one or more of the applicable conditions specified in Section 5.02 is not then satisfied, and in each such case directing the Letter of Credit Issuer not to permit such extension. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Letter of Credit Issuer will also deliver to the Borrower Agent and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing or presentation of documents under such Letter of Credit, the Letter of Credit Issuer shall notify the Borrower Agent and the Administrative Agent thereof. Not later than 1:00 p.m. on the date of any payment by the Letter of Credit Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrowers shall reimburse the Letter of Credit Issuer through the Administrative Agent in Dollars (or if the underlying Letter of Credit is denominated in (i) Canadian Dollars, Canadian Dollars or, (ii) Australian Dollars, the Dollar Equivalent of such Australian Dollar amount, (iii) Euros, the Dollar Equivalent of such Euro amount) or (iv) Pounds Sterling, the Dollar Equivalent of such Pounds Sterling amount) and in an amount equal to the amount of such drawing. If the Borrowers fail to reimburse the Letter of Credit Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing or payment (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Percentage thereof. In such event, the Borrower Agent shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.03 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Revolving Credit Commitments and the conditions set forth in Section 5.02 (other than the delivery of a Committed Loan Notice). Any notice given by the Letter of Credit Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral 77 [Matrix] Credit Agreement #85638137 provided for this purpose) to the Administrative Agent for the account of the Letter of Credit Issuer, in Dollars (or if the underlying Letter of Credit is denominated in (i) Canadian Dollars, Canadian Dollars or, (ii) Australian Dollars, the Dollar Equivalent of such Australian Dollar amount, (iii) Euros, the Dollar Equivalent of such Euro amount) or (iv) Pounds Sterling, the Dollar Equivalent of such Pounds Sterling amount), at the Administrative Agent’s Office for Dollar (or as applicable, Canadian Dollar) denominated payments an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 3:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower Agent in such amount. The Administrative Agent shall remit the funds so received to the Letter of Credit Issuer in Dollars (or as applicable, Canadian Dollars). (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 5.02 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the Letter of Credit Issuer ana Letter of Credit Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Letter of Credit Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such Letter of Credit Borrowing and shall constitute ana Letter of Credit Advance from such Revolving Credit Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or Letter of Credit Advance pursuant to this Section 2.03(c) to reimburse the Letter of Credit Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Credit Lender’s Applicable Percentage of such amount shall be solely for the account of the Letter of Credit Issuer. (v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or Letter of Credit Advances to reimburse the Letter of Credit Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against the Letter of Credit Issuer, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of ana Letter of Credit Advance shall relieve or otherwise impair the obligation of the Borrowers to reimburse the Letter of Credit Issuer for the amount of any payment made by the Letter of Credit Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Letter of Credit Issuer any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, the Letter of Credit Issuer shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately 78 [Matrix] Credit Agreement #85638137 available to the Letter of Credit Issuer at a rate per annum equal to the applicable Overnight Rate for three (3) Business Days and thereafter at the Base Rate, plus any administrative, processing or similar fees customarily charged by the Letter of Credit Issuer in connection with the foregoing. A certificate of the Letter of Credit Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error. (d) Repayment of Participations. At any time after the Letter of Credit Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Revolving Credit Lender’s Letter of Credit Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the Letter of Credit Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Credit Lender its Applicable Revolving Credit Percentage thereof in Dollars (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender’s Letter of Credit Advance was outstanding) and in the same funds as those received by the Administrative Agent. (e) Obligations Absolute. The obligation of the Borrowers to reimburse the Letter of Credit Issuer for each drawing under each Letter of Credit, and to repay each Letter of Credit Borrowing shall be joint and several and absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto; (ii) the existence of any claim, counterclaim, set-off, defense or other right that any Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Letter of Credit Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document or endorsement presented under or in connection with such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by the Letter of Credit Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit, or any payment made by the Letter of Credit Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; 79 [Matrix] Credit Agreement #85638137

(v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or any Subsidiary; or (vi) any adverse change in the relevant exchange rates or in the availability of Canadian Dollars or, Australian Dollars, Euros or Pounds Sterling to the Company or any Subsidiary or in the relevant currency markets generally. (f) Role of Letter of Credit Issuer. Each Revolving Credit Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the Letter of Credit Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Letter of Credit Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the Letter of Credit Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit. The Letter of Credit Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Letter of Credit Issuer shall not be responsible for the validity or sufficiency of any instrument endorsing, transferring or assigning or purporting to endorse, transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. (g) Applicability of ISP and UCP. Unless otherwise expressly agreed by the Letter of Credit Issuer and the Borrower Agent, when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit. (h) Issuing Fee and Documentary and Processing Charges Payable to Letter of Credit Issuer. The Borrowers shall pay directly to the Letter of Credit Issuer for its own account a fronting fee with respect to each Letter of Credit, at a rate equal to 0.125%, computed on the amount of such Letter of Credit (a “Issuing Fee”), and payable upon the issuance or renewal (automatic or otherwise) thereof or upon any amendment increasing the amount thereof. In addition, the Borrowers shall pay directly to the Letter of Credit Issuer for its own account, in Dollars (or if the underlying Letter of Credit is denominated in Canadian Dollars, in Canadian Dollars), the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Letter of Credit Issuer relating to letters of credit issued by it as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (i) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. (j) Letters of Credit Issued for Restricted Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Restricted Subsidiary or any other Borrower, each Borrower shall be obligated to reimburse the Letter of 80 [Matrix] Credit Agreement #85638137

Credit Issuer hereunder for any and all drawings under such Letter of Credit. Each Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Restricted Subsidiaries or any other Borrower inures to the benefit of such Borrower, and that such Borrower’s business derives substantial benefits from the businesses of such Restricted Subsidiaries or other Borrower. 2.04 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender may, but shall not be obligated to, make loans in reliance upon the agreements of the other Lenders set forth in this Section 2.04 in Dollars (each such loan, a “Swing Line Loan”) to the Borrowers from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Credit Loans and Letter of Credit Obligations of the Revolving Credit Lender acting as Swing Line Lender, may exceed the amount of such Revolving Credit Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings shall not exceed the Maximum Borrowing Amount, and (ii) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment, and provided, further, that the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits and subject to the discretion of the Swing Line Lender to make Swing Line Loans, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.04, prepay under Section 2.06(a)(ii), and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Percentage times the amount of such Swing Line Loan. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower Agent’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 noon on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $500,000 and integral multiples of $100,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower Agent. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will (i) deliver notice to the Borrower Agent and the Administrative Agent as to whether it will or will not make such Swing Line Loan available to the Borrowers and, if agreeing to make such Swing Line Loan, (ii) confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 1:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article V is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender may, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the 81 [Matrix] Credit Agreement #85638137

Borrower Agent at its office by crediting the account of the Borrower Agent on the books of the Swing Line Lender in Same Day Funds. (c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion, but no less frequently than weekly, may request, on behalf of the Borrowers (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02 without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Revolving Credit Commitments and the conditions set forth in Section 5.02. The Swing Line Lender shall furnish the Borrower Agent with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 2:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate for three (3) Business Days and thereafter at the Base Rate, plus any administrative processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. A certificate of the Swing Line Lender submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) 82 [Matrix] Credit Agreement #85638137 any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 5.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein. (v) All refinancings and fundings under this Section 2.04(c) shall be in addition to and without duplication of the settlement procedures and obligations under Section 2.14. (d) Repayment of Participations. At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender. (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Credit Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender. (f) Payments Directly to Swing Line Lender. The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. 2.05 Repayment of Loans. (a) [Reserved] (b) Revolving Credit Loans. The Borrowers shall repay to the Administrative Agent for the account of each the Revolving Credit Lenders on the Maturity Date the aggregate principal amount of and all accrued and unpaid interest on all Revolving Credit Loans outstanding on such date. (c) Swing Line Loans. The Borrowers shall repay each Swing Line Loan on the earlier to occur of (i) each refinancing date arising under Section 2.04(c) and (ii) the Maturity Date. (d) Protective Advances. The Borrowers shall repay all Protective Advances on the earlier to occur of (i) demand by the Administrative Agent and (ii) the Maturity Date. (e) Other Obligations. Obligations other than principal and interest on the Loans, including Letter of Credit Obligations and Extraordinary Expenses, shall be paid by Borrowers as specifically provided herein and in any other applicable Loan Documents or, if no payment date is specified, on demand. 2.06 Prepayments. 83 [Matrix] Credit Agreement #85638137

(a) Optional. (i) The Borrowers may, upon notice to the Administrative Agent from the Borrower Agent, at any time or from time to time voluntarily prepay Revolving Credit Loans in whole or in part without premium or penalty; provided that except with respect to prepayments in accordance with Section 4.04(c), (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of CORRA Loans or SOFR Loans and (2) one Business Day prior to any date of prepayment of Base Rate Loans or Canadian Prime Rate Loans; (B) any prepayment of CORRA Loans or SOFR Loans shall be in a Dollar Equivalent principal amount of $100,000 or a whole multiple of $100,000 in excess thereof; and (C) any prepayment of Base Rate Loans or Canadian Prime Rate Loans shall be in a Dollar Equivalent principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. During a Dominion Trigger Period, there shall be no minimum repayment amount for Base Rate Loans or Canadian Prime Rate Loans. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if CORRA Loans or SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the Revolving Credit Facility). If such notice is given by the Borrower Agent, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a CORRA Loan or SOFR Loans shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.17, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages. (ii) The Borrowers may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent) from the Borrower Agent, at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower Agent, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (b) Mandatory. (i) [Reserved]. (ii) Asset Dispositions. If a Disposition occurs with respect to any property of any Loan Party or any of its Restricted Subsidiaries (other than any Disposition of property permitted by Section 8.05 (b), (h) or (k)) which results in the realization by such Person of Net Cash Proceeds in excess of the Dollar Equivalent of $250,000, the Borrowers shall prepay an aggregate principal amount of Loans (and during the continuance of any Default arising under Section 9.01(a), (b)(with respect to a breach of Section 7.01, 7.02 or 8.12), (f) or (p) or any Event of Default, Cash Collateralize Letter of Credit Obligations, if applicable) equal to 100% of such Net Cash Proceeds immediately upon receipt thereof by such Person. 84 [Matrix] Credit Agreement #85638137

(iii) Equity Issuance. Upon the sale or issuance by any Loan Party (other than, in the case of the Company, the sale or issuance of Equity Interests that do not constitute Disqualified Equity Interests) or any of its Restricted Subsidiaries of any of its Equity Interests, the Borrowers shall prepay an aggregate principal amount of Loans (and during the continuance of any Default arising under Section 9.01(a), (b)(with respect to a breach of Section 7.01, 7.02 or 8.12), (f) or (p) or any Event of Default, Cash Collateralize Letter of Credit Obligations, if applicable) equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by such Loan Party or such Restricted Subsidiary. (iv) Debt Incurrence. Upon the incurrence or issuance by any Loan Party or any of its Restricted Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 8.01), the Borrowers shall prepay an aggregate principal amount of Loans (and during the continuance of any Default arising under Section 9.01(a), (b)(with respect to a breach of Section 7.01, 7.02 or 8.12), (f) or (p) or any Event of Default, Cash Collateralize Letter of Credit Obligations, if applicable) equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by such Loan Party or such Subsidiary. (v) Extraordinary Receipts. Upon receipt of any cash by (or paid to or for the account of) any Loan Party or its Restricted Subsidiaries not in the ordinary course of business, including tax refunds, pension plan reversions or surplus withdrawals, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), indemnity payments, purchase price adjustments, judgments, settlements or other payments in connection with any cause of action, and not otherwise included in clause (ii), (iii) or (iv) of this Section 2.06(b), the Borrowers shall prepay an aggregate principal amount of Loans (and during the continuance of any Default arising under Section 9.01(a), (b)(with respect to a breach of Section 7.01, 7.02 or 8.12), (f) or (p) or any Event of Default, Cash Collateralize Letter of Credit Obligations, if applicable) equal to 100% of the cash amount thereof (net of all reasonable out-of-pocket expenses or other amounts required to be paid in connection therewith) immediately upon receipt. (vi) Overadvances. If, for any reason, the Dollar Equivalent of the Total Revolving Credit Outstandings at any time exceed the Dollar Equivalent of the Borrowing Base at such time, the Borrowers shall upon demand prepay Revolving Credit Loans, Swing Line Loans and Letter of Credit Borrowings and/or Cash Collateralize the Letter of Credit Obligations in an aggregate amount equal to such excess; provided, however, that the Borrowers shall not be required to Cash Collateralize the Letter of Credit Obligations pursuant to this Section 2.06(b)(vi) unless, after the prepayment of the Revolving Credit Loans and Swing Line Loans, the Total Revolving Credit Outstandings exceed the Aggregate Revolving Credit Commitments at such time. (vii) Canadian Dollars. If the Administrative Agent notifies the Company at any time that the Outstanding Amount of all Loans denominated in Canadian Dollars at such time exceeds the Canadian Dollar Sublimit then in effect, then, within two (2) Business Days after receipt of such notice, the Borrowers shall prepay Loans in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Canadian Dollar Sublimit then in effect. (c) Application of Mandatory Prepayments. Subject to Section 9.03: 85 [Matrix] Credit Agreement #85638137

(i) Each prepayment of Loans pursuant to the provisions of Section 2.06(b) (other than prepayments from any Disposition of assets of the type included in the Borrowing Base) shall be applied to the Revolving Credit Facility in the manner set forth in clause (ii) below. Subject to Section 2.17, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentage. Notwithstanding the foregoing, any prepayment hereunder arising from a Disposition of assets of the type then included in the Borrowing Base shall be applied to repay Revolving Credit Facility in accordance with clause (ii) below. (ii) Except as otherwise provided in Section 2.17, prepayments of the Revolving Credit Facility made pursuant to Section 2.06(b), first, shall be applied ratably to the Letter of Credit Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Revolving Credit Loans, third, unless either waived by the Administrative Agent or neither any Default arising under Section 9.01(a), (b)(with respect to a breach of Section 7.01, 7.02 or 8.12), (f) or (p) nor any Event of Default shall be continuing, shall be used to Cash Collateralize the remaining Letter of Credit Obligations in the Minimum Collateral Amount and, fourth, the amount remaining, if any, after the prepayment in full of all outstanding Obligations (other than Credit Product Obligations) and the Cash Collateralization of the remaining Letter of Credit Obligations in the Minimum Collateral Amount (unless either waived by the Administrative Agent or neither any Default arising under Section 9.01(a), (b)(with respect to a breach of Section 7.01, 7.02 or 8.12), (f) or (p) nor any Event of Default shall be continuing), may be retained by the Borrowers for use in the ordinary course of Borrowers’ business. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrowers or any other Loan Party or any Defaulting Lender that has provided Cash Collateral) to reimburse the Letter of Credit Issuer or the Revolving Credit Lenders, as applicable. 2.07 Termination or Reduction of Commitments. (a) Revolving Credit Commitment. The Borrowers may, upon notice to the Administrative Agent from the Borrower Agent, terminate the Aggregate Revolving Credit Commitments, the Letter of Credit Sublimit, Canadian Dollar Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Aggregate Revolving Credit Commitments, the Letter of Credit Sublimit, Canadian Dollar Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrowers shall not terminate or reduce (A) the Aggregate Revolving Credit Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Aggregate Revolving Credit Commitments, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of Letter of Credit Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit or (D) the Canadian Dollar Sublimit if, after giving effect thereto, the Outstanding Amount of Loans denominated in Canadian Dollars would exceed the Canadian Dollar Sublimit and (iv) if, after giving effect to any reduction or termination of the Aggregate Revolving Credit Commitments, the Letter of Credit Sublimit, Canadian Dollar Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Revolving Credit Commitments, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Revolving Credit Commitments, the Letter of Credit Sublimit, 86 [Matrix] Credit Agreement #85638137

Canadian Dollar Sublimit or the Swing Line Sublimit. Any reduction of the Aggregate Revolving Credit Commitments shall be applied to the Revolving Credit Commitment of each Revolving Credit Lender according to its Applicable Revolving Credit Percentage. All fees accrued until the effective date of any termination of the Aggregate Revolving Credit Commitments shall be paid on the effective date of such termination. 2.08 Interest. (a) Subject to the provisions of Sections 2.08(b), 2.08(g) and 3.03 below, (i) each CORRA Loan and SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the applicable Adjusted Term CORRA or Adjusted Term SOFR, as applicable, for such Interest Period plus the Applicable Margin; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin; (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin; (iv) each Canadian Prime Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Canadian Prime Rate plus the Applicable Margin; and (v) each other Obligation (including, to the extent not prohibited by applicable Law, interest not paid when due) shall bear interest on the unpaid amount thereof at a rate per annum equal to the Base Rate plus the Applicable Margin. (b) (i) If any amount payable by the Borrowers under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent not prohibited by applicable Laws. (ii) If any other Event of Default exists, then the Administrative Agent may, and upon the request of the Required Lenders shall, require (and notify the Borrower Agent thereof) that all outstanding Loan Obligations shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate. (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (d) If, for any reason (including inaccurate reporting in any Compliance Certificate, Borrowing Base Certificate or other Borrower Materials), it is determined that a higher Applicable Margin should have applied to a period than was actually applied, then the proper margin shall be applied retroactively and Borrowers shall immediately pay to the Administrative Agent, for the ratable benefit of Lenders, an amount equal to the difference between the amount of interest and fees that would have accrued using the proper margin and the amount actually paid. (e) For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in 87 [Matrix] Credit Agreement #85638137 the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields. (f) If any provision of this Agreement would oblige any Loan Party that is incorporated or otherwise organized under the Laws of Canada or any province or territory thereof, to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by applicable Law or would result in a receipt by such Lender of “interest” at a “criminal rate” (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by that Lender of “interest” at a “criminal rate”, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows: (i) first, by reducing the amount or rate of interest required to be paid to the affected Lender under this Section 2.08; and (ii) thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid to the affected Lender which would constitute interest for purposes of section 347 of the Criminal Code (Canada). (g) From and after the First Amendment Effective Date, (i) Borrowers shall not be permitted to request any Lender to fund, and no Lender shall fund, any CORRA Loan; (ii) each CORRA Loan in effect on the First Amendment Effective Date shall remain in effect until the expiration of its applicable Interest Period; and (iii) no Loan may be continued as, or converted to, a CORRA Loan. 2.09 Fees. (a) Unused Fee. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a fee (the “Unused Fee”) equal to the Unused Fee Rate times the Unused Facility Amount. The Unused Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable in Dollars quarterly in arrears on the first Business Day after each calendar quarter, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period. If there is any change in the Unused Fee Rate during any quarter, the actual daily amount shall be computed and multiplied by the Unused Fee Rate separately for each period during such quarter that such Unused Fee Rate was in effect. (b) Letter of Credit Fees. Subject to the provisions of the last sentence of this clause (b), the Borrowers shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Percentage, in Dollars, a Letter of Credit fee (“Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Margin for SOFR Loans times the Dollar Equivalent of the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit); provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the Letter of Credit Issuer shall be payable, to the maximum extent permitted by applicable Law, to the other Revolving Credit Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.17(a)(iv), with the balance of such fee, if any, payable to the Letter of Credit Issuer for its own account. For purposes of computing the daily amount available to be drawn 88 [Matrix] Credit Agreement #85638137 under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. The Letter of Credit Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the first Business Day after each calendar quarter, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period. If there is any change in the Applicable Margin for SOFR Loans during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Margin for SOFR Loans separately for each period during such quarter that such Applicable Margin was in effect. At all times that the Default Rate shall be applicable to any Loans pursuant to Section 2.08(b), the Letter of Credit Fees payable under this clause (b) shall accrue and be payable at the Default Rate. (c) Fee Letter. The Borrowers agree to pay to the Administrative Agent, for its own account, the fees payable in the amounts and at the times set forth in the Fee Letter. (d) Generally. All fees payable hereunder shall be paid on the dates due, in Dollars in immediately available funds, to (i) the Administrative Agent for distribution, in the case of commitment fees and participation fees, to the Revolving Credit Lenders, and otherwise, to the Lenders entitled thereto or (ii) the Letter of Credit Issuer, in the case of fees payable to it. Fees paid shall not be refundable under any circumstances. 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) and the Unused Fee shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan or other Loan Obligation not paid when due for the day on which the Loan is made or such Loan Obligation is due and unpaid, and shall not accrue on a Loan, or any portion thereof, or such Loan Obligation for the day on which the Loan, or such portion thereof, or Loan Obligation is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower Agent and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. 2.11 Evidence of Debt. (a) Loan Account. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by the Administrative Agent (the “Loan Account”) in the ordinary course of business. In addition, each Lender may record in such Lender’s internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, and each payment of interest, fees and other amounts due in connection with the Loan Obligations due to such Lender. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of 89 [Matrix] Credit Agreement #85638137 the Borrowers hereunder to pay any amount owing with respect to the Loan Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Credit Loan Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Revolving Credit Loan Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) Account Records. In addition to the accounts and records referred to in (a) above, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; the Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars (or when required hereunder, Canadian Dollars) and in immediately available funds not later than 2:00 p.m. on the date specified herein. Subject to Section 2.14, Section 9.03 and payments made during a Dominion Trigger Period from the Concentration Account, the Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the Revolving Credit Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be. (b) Presumptions by Administrative Agent. (i) Funding by Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of SOFR Loans (or, in the case of any Borrowing of Base Rate Loans or Canadian Prime Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans or Canadian Prime Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at 90 [Matrix] Credit Agreement #85638137

(A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans or Canadian Prime Rate Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrower. Unless the Administrative Agent shall have received notice from the Borrower Agent prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders, the Letter of Credit Issuer or the Swing Line Lender hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may (but shall not be required to) in reliance upon such assumption, distribute to the Appropriate Lenders the amount due. With respect to any payment that the Administrative Agent makes to any Lender, the Letter of Credit Issuer, the Swing Line Lender or any other Secured Party as to which the Administrative Agent determines (in its sole and absolute discretion) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrowers have not in fact made the corresponding payment to the Administrative Agent; (2) the Administrative Agent has made a payment in excess of the amount(s) received by it from Borrowers either individually or in the aggregate (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Secured Parties severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Secured Party, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. A notice of the Administrative Agent to any Lender or any Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Revolving Credit Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c). 91 [Matrix] Credit Agreement #85638137

(e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (f) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, Letter of Credit Borrowings, interest and fees then due hereunder, such funds shall be applied as provided in Section 2.06(c). 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise (other than in connection with a Supplemental Facility), obtain payment in respect of (a) the Loan Obligations due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Loan Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Loan Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Loan Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) the Loan Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Loan Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Loan Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Loan Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under clauses (a) and (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans and subparticipations in Letter of Credit Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Loan Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of any Loan Party pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.16, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in Letter of Credit Obligations or Swing Line Loans to any assignee or participant, other than an assignment to any Loan Party or any Affiliate thereof (as to which the provisions of this Section shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. 92 [Matrix] Credit Agreement #85638137

2.14 Settlement Among Lenders. (a) The amount of each Revolving Credit Lender’s Applicable Revolving Credit Percentage of outstanding Revolving Credit Loans shall be computed weekly (or more frequently in the Administrative Agent’s discretion) and such amount shall be adjusted upward or downward based on all Revolving Credit Loans and repayments of Revolving Credit Loans received by the Administrative Agent as of 3:00 p.m. on the first Business Day (such date, the “Settlement Date”) following the end of the period specified by the Administrative Agent. (b) The Administrative Agent shall deliver to each of the Revolving Credit Lenders promptly after a Settlement Date a summary statement of the amount of outstanding Revolving Credit Loans for the period and the amount of repayments received for the period. As reflected on the summary statement, (i) the Administrative Agent shall transfer to each Revolving Credit Lender its Applicable Percentage of repayments, and (ii) each Revolving Credit Lender shall transfer to the Administrative Agent (as provided below) or the Administrative Agent shall transfer to each Revolving Credit Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the Revolving Credit Exposure of each Revolving Credit Lender shall be equal to such Revolving Credit Lender’s Applicable Percentage of the Total Revolving Credit Outstandings as of such Settlement Date. If the summary statement requires transfers to be made to the Administrative Agent by the Revolving Credit Lenders and is received prior to 1:00 p.m. on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m. that day; and, if received after 1:00 p.m., then no later than 3:00 p.m. on the next Business Day. The obligation of each Revolving Credit Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent. If and to the extent any Revolving Credit Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent, equal to the Overnight Rate plus any reasonable administrative, processing, or similar fees customarily charged by the Administrative Agent in connection with the foregoing. 2.15 Nature and Extent of Each Borrower’s Liability. (a) Joint and Several Liability. Each Borrower agrees that it is jointly and severally liable for all Obligations, except Excluded Swap Obligations, and all agreements under the Loan Documents. Each Borrower agrees that its guaranty obligations hereunder constitute a continuing guaranty of payment and not of collection, that such obligations shall not be discharged until the Facility Termination Date, and that such obligations are absolute and unconditional, irrespective of (i) the genuineness, validity, regularity, enforceability, subordination or any future modification of, or change in, any Obligations or Loan Document, or any other document, instrument or agreement to which any Borrower is or may become a party or be bound; (ii) the absence of any action to enforce this Agreement (including this Section) or any other Loan Document, or any waiver, consent or indulgence of any kind by the Administrative Agent or any Lender with respect thereto; (iii) the existence, value or condition of, or failure to perfect a Lien or to preserve rights against, any security or guaranty for the Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect thereof (including the release of any security or guaranty); (iv) the insolvency of any Borrower; (v) any election by the Administrative Agent or any Lender in proceeding under Debtor Relief Laws for the application of Section 1111(b)(2) of the Bankruptcy Code; (vi) any borrowing or grant of a Lien by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code or otherwise; (vii) the disallowance of any claims of the Administrative Agent or any Lender against any Borrower for the repayment of any Obligations under Section 502 of the Bankruptcy Code or otherwise; or (viii) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or 93 [Matrix] Credit Agreement #85638137 guarantor, except full payment in cash or Cash Collateralization of all Obligations on the Facility Termination Date. (b) Waivers. (i) Each Borrower expressly waives all rights that it may have now or in the future under any statute, at common law, in equity or otherwise, to compel the Administrative Agent or Lenders to marshal assets or to proceed against any Borrower, other Person or security for the payment or performance of any Obligations before, or as a condition to, proceeding against such Borrower. Each Borrower waives all defenses available to a surety, guarantor or accommodation co-obligor other than full payment of all Obligations. It is agreed among each Borrower, the Administrative Agent and Lenders that the provisions of this Section 2.15 are of the essence of the transaction contemplated by the Loan Documents and that, but for such provisions, the Administrative Agent and Lenders would decline to make Loans and issue Letters of Credit. Each Borrower acknowledges that its guaranty pursuant to this Section is necessary to the conduct and promotion of its business, and can be expected to benefit such business. (ii) The Administrative Agent and Lenders may, in their discretion, pursue such rights and remedies as they deem appropriate, including realization upon Collateral by judicial foreclosure or non-judicial sale or enforcement, without affecting any rights and remedies under this Section 2.15. If, in taking any action in connection with the exercise of any rights or remedies, the Administrative Agent or any Lender shall forfeit any other rights or remedies, including the right to enter a deficiency judgment against any Borrower or other Person, whether because of any applicable Laws pertaining to “election of remedies” or otherwise, each Borrower consents to such action and waives any claim of forfeiture of such rights or remedies based upon it, even if the action may result in loss of any rights of subrogation that such Borrower might otherwise have had. Any election of remedies that results in denial or impairment of the right of the Administrative Agent or any Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower’s obligation to pay the full amount of the Obligations. Each Borrower waives all rights and defenses arising out of an election of remedies, such as nonjudicial foreclosure with respect to any security for the Obligations, even though that election of remedies destroys such Borrower’s rights of subrogation against any other Person. The Administrative Agent may bid all or a portion of the Obligations at any foreclosure or trustee’s sale or at any private sale, and the amount of such bid need not be paid by the Administrative Agent but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether the Administrative Agent or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral, and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 2.15, notwithstanding that any present or future law or court decision may have the effect of reducing the amount of any deficiency claim to which the Administrative Agent or any Lender might otherwise be entitled but for such bidding at any such sale. (c) Extent of Liability; Contribution. (i) Notwithstanding anything herein to the contrary, each Borrower’s liability under this Section 2.15 shall be limited to the greater of (i) all amounts for which such Borrower is primarily liable, as described below, and (ii) such Borrower’s Allocable Amount. 94 [Matrix] Credit Agreement #85638137

(ii) If any Borrower makes a payment under this Section 2.15 of any Obligations (other than amounts for which such Borrower is primarily liable) (a “Guarantor Payment”) that, taking into account all other Guarantor Payments previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payments in the same proportion that such Borrower’s Allocable Amount bore to the total Allocable Amounts of all Borrowers, then such Borrower shall be entitled to receive contribution and indemnification payments from, and to be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. The “Allocable Amount” for any Borrower shall be the maximum amount that could then be recovered from such Borrower under this Section 2.15 without rendering such payment voidable under Section 548 of the Bankruptcy Code or under any applicable state fraudulent transfer or conveyance act, or similar statute or common law. (iii) Each Loan Party that is a Qualified ECP when its guaranty of or grant of Lien as security for a Swap Obligation becomes effective hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP’s obligations and undertakings under this Section 2.15 voidable under any applicable fraudulent transfer or conveyance act). The obligations and undertakings of each Qualified ECP under this Section shall remain in full force and effect until Payment in Full. Each Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support or other agreement” for the benefit of, each Loan Party for all purposes of the Commodity Exchange Act. (d) Direct Liability; Separate Borrowing Availability. Nothing contained in this Section 2.15 shall limit the liability of any Borrower to pay Loans made directly or indirectly to that Borrower (including Loans advanced to any other Borrower and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower), Letter of Credit Obligations relating to Letters of Credit issued to support such Borrower’s business, and all accrued interest, fees, expenses and other related Obligations with respect thereto, for which such Borrower shall be primarily liable for all purposes hereunder. The Administrative Agent and Lenders shall have the right, at any time in their discretion, to condition Revolving Credit Loans and Letters of Credit upon a separate calculation of borrowing availability consistent with the Borrowing Base for each Borrower and to restrict the disbursement and use of such Revolving Credit Loans and Letters of Credit to such Borrower. (e) Joint Enterprise. Each Borrower has requested that the Administrative Agent and Lenders make this credit facility available to Borrowers on a combined basis, in order to finance Borrowers’ business most efficiently and economically. The Borrowers’ business is a mutual and collective enterprise, and the successful operation of each Borrower is dependent upon the successful performance of the integrated group. The Borrowers believe that consolidation of their credit facility will enhance the borrowing power of each Borrower and ease administration of the Revolving Credit Facility, all to their mutual advantage. The Borrowers acknowledge that the Administrative Agent’s and Lenders’ willingness to extend credit and to administer the Collateral on a combined basis hereunder is done solely as an accommodation to Borrowers and at Borrowers’ request. 95 [Matrix] Credit Agreement #85638137

(f) Subordination. Each Loan Party hereby subordinates any claims, including any rights at law or in equity to payment, subrogation, reimbursement, exoneration, contribution, indemnification or set off, that it may have at any time against any other Loan Party, howsoever arising, to the full payment in cash or Cash Collateralization of all Obligations on the Facility Termination Date. (g) Borrower Agent. (i) Each Loan Party hereby irrevocably appoints and designates (or, if not a party hereto, by execution and delivery of a guaranty agreement acceptable to Administrative Agent or otherwise becoming a Guarantor hereunder shall be deemed to have irrevocably appointed and designated) Matrix Service Company (“Borrower Agent”) as its representative and agent and attorney-in-fact for all purposes under the Loan Documents, including, as applicable, requests for Credit Extensions, designation of interest rates, delivery or receipt of communications, preparation and delivery of Borrowing Base and financial reports, receipt and payment of Obligations, requests for waivers, amendments or other accommodations, actions under the Loan Documents (including in respect of compliance with covenants), and all other dealings with the Administrative Agent, the Letter of Credit Issuers, Swing Line Lender or any Lender. (ii) Any notice, election, representation, warranty, agreement or undertaking by or on behalf of any Loan Party by the Borrower Agent shall be deemed for all purposes to have been made by such Loan Party and shall be binding upon and enforceable against such Loan Party to the same extent as if made directly by such Loan Party. (iii) The Borrower Agent hereby accepts the appointment by each Loan Party hereunder to act as its agent and attorney-in-fact. (iv) The Administrative Agent and Lenders shall be entitled to rely upon, and shall be fully protected in relying upon, any notice or communication (including any notice of borrowing) delivered by Borrower Agent on behalf of any Borrower or other Loan Party. The Administrative Agent and Lenders may give any notice to or communication with a Loan Party hereunder to the Borrower Agent on behalf of such Loan Party. Each of the Administrative Agent, the Letter of Credit Issuers and the Lenders shall have the right, in its discretion, to deal exclusively with Borrower Agent for any or all purposes under the Loan Documents. Each Loan Party agrees (or, if not a party hereto, by execution and delivery of a guaranty agreement acceptable to Administrative Agent or otherwise becoming a Guarantor hereunder shall be deemed to have agreed) that any notice, election, communication, representation, agreement or undertaking made on its behalf by Borrower Agent shall be binding upon and enforceable against it. 2.16 Cash Collateral. (a) Certain Credit Support Events. If (i) the Letter of Credit Issuer has honored any full or partial drawing request under any Letter of Credit upon presentation and such drawing has resulted in a Letter of Credit Borrowing, (ii) as of the Letter of Credit Expiration Date, any Letter of Credit Obligation for any reason remains outstanding, (iii) any Protective Advance shall not have been funded by the Lenders upon demand by the Administrative Agent, (iv) the Borrowers shall be required to provide Cash Collateral pursuant to Section 9.02 or (v) there shall exist a Defaulting Lender, the Borrowers shall immediately (in the case of clause (iv) above) or within one Business Day (in all other cases) following any written request by the Administrative Agent or the Letter of Credit Issuer, provide Cash Collateral in an amount not less than the Minimum Collateral Amount (determined in the case of Cash Collateral 96 [Matrix] Credit Agreement #85638137

provided pursuant to clause (v) above, after giving effect to Section 2.17(a)(iv) and any Cash Collateral provided by the Defaulting Lender). (b) Grant of Security Interest. The Borrowers, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grant to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the Letter of Credit Issuer and the Lenders, and agree to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.16(c). If at any time the Administrative Agent determines that Cash Collateral is less than the Minimum Collateral Amount or otherwise deficient for any reason, the Borrowers will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in one or more blocked, non-interest bearing deposit accounts at BMO. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided in respect of Letters of Credit, Swing Line Loans or Protective Advances shall be held and applied to the specific Letter of Credit Obligations, Swing Line Loans or Protective Advances (including any the Defaulting Lender’s obligation to fund participations in respect thereof) for which the Cash Collateral was so provided (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Revolving Credit Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the determination by the Administrative Agent and the Letter of Credit Issuer that there exists excess Cash Collateral. 2.17 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders”, “Required Supermajority Lenders” and Section 11.01. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, if such Defaulting Lender is a Revolving Credit Lender, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the Letter of Credit Issuer or 97 [Matrix] Credit Agreement #85638137

Swing Line Lender hereunder; third, if such Defaulting Lender is a Revolving Credit Lender, to Cash Collateralize the Letter of Credit Issuer’s and the Administrative Agent’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.16; fourth, as the Borrower Agent may request (so long as no Default or Event of Default exists) to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower Agent, to be held in a deposit account and released in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) if such Defaulting Lender is a Revolving Credit Lender, Cash Collateralize the Letter of Credit Issuer’s and the Administrative Agent’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit and Protective Advances; sixth, in the case of a Defaulting Lender under the Revolving Credit Facility, to the payment of any obligations owing to the other Lenders under the Revolving Credit Facility (in the case of the Revolving Credit Facility, including the Letter of Credit Issuer or Swing Line Lender) as a result of any judgment of a court of competent jurisdiction obtained by any Lender under the Revolving Credit Facility (in the case of the Revolving Credit Facility, including the Letter of Credit Issuer or Swing Line Lender) against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 5.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Letter of Credit Obligations owed to, all Non-Defaulting Lenders under the Revolving Credit Facility on a pro rata basis (computed in accordance with the Defaulting Lenders’ respective funding deficiencies) prior to being applied to the payment of any Loans of, or Letter of Credit Obligations owed to, such Defaulting Lender under the Revolving Credit Facility until such time as all Loans and funded and unfunded participations in Letter of Credit Obligations, Swing Line Loans and Protective Advances are held by the Lenders pro rata in accordance with the Revolving Credit Commitments hereunder without giving effect to Section 2.17(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. No Defaulting Lender shall be entitled to receive any Unused Fee payable pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender. Each Defaulting Lender which is a Revolving Credit Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.16. With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to this clause (iii), the Borrowers shall (A) pay to each Non-Defaulting Lender which is a Revolving Credit Lender that portion of any such fee 98 [Matrix] Credit Agreement #85638137 otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the Letter of Credit Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Letter of Credit Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Obligations, Swing Line Loans and Protective Advances shall be reallocated among the Non-Defaulting Lenders which are Revolving Credit Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that (x) the conditions set forth in Section 5.02 are satisfied at the time of such reallocation (and, unless the Borrower Agent shall have otherwise notified the Administrative Agent at such time, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (b) Defaulting Lender Cure. If the Borrower Agent, the Administrative Agent and, in the case that a Defaulting Lender is a Revolving Credit Lender, the Swing Line Lender and the Letter of Credit Issuer, agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Revolving Credit Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Letters of Credit, Swing Line Loans and Protective Advances to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.17(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. 2.18 Uncommitted Increase in Revolving Credit Commitments. (a) Request for Increase. Provided there exists no Default, upon notice to and with the written consent of the Administrative Agent (which shall promptly notify the applicable Revolving Credit Lenders) at any time before the third (3rd) anniversary of the ClosingFourth Amendment Effective Date, the Borrower Agent may from time to time request an increase in the Aggregate Revolving Credit Commitments by an amount (for all such requests) not exceeding $15,000,000 (each such increase, a “Commitment Increase”); provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000 in the aggregate or, if less, the entire unutilized amount of the maximum amount of all such requests set forth above and (ii) no more than three (3) such requests shall be made during the 99 [Matrix] Credit Agreement #85638137 term of this Agreement. At the time of sending such notice, the Borrower Agent (in consultation with the Administrative Agent) shall specify the time period within which each applicable Revolving Credit Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the applicable Revolving Credit Lenders). (b) Revolving Credit Lender Elections to Increase. Each Revolving Credit Lender shall notify the Administrative Agent within such time period whether or not it agrees to commit to a portion of the requested increase of the Revolving Credit Facility and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage. Any Revolving Credit Lender not responding within such time period shall be deemed to have declined to commit to any portion of the requested increase. (c) Notification by Administrative Agent; Additional Revolving Credit Lenders. The Administrative Agent shall notify the Borrower Agent of the Revolving Credit Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld), the Borrower Agent may also (subject to the prior written consent of the Administrative Agent at its sole option) invite additional Eligible Assignees to become Revolving Credit Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel (each such Eligible Assignee issuing a commitment, executing and delivering such joinder agreement and becoming a Revolving Credit Lender, an “Additional Commitment Lender”); provided, however, that without the consent of the Administrative Agent, at no time shall the Revolving Credit Commitment of any Additional Commitment Lender be less than $5,000,000. (d) Effective Date and Allocations. If the Aggregate Revolving Credit Commitments are increased in accordance with this Section 2.18, the Administrative Agent and the Borrower Agent shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower Agent and the Revolving Credit Lenders of the final allocation of such increase and the Increase Effective Date. (e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, (i) the Borrower Agent shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (B) certifying that, before and after giving effect to such increase, the representations and warranties contained in Article VI and in the other Loan Documents, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.18, the representations and warranties contained in subsections (a)and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, (ii) the Borrowers, the Administrative Agent, and any Additional Commitment Lender shall have executed and delivered a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel; (iii) the Borrowers shall have paid such fees and other compensation to the Revolving Credit Lenders increasing their Revolving Credit Commitments and to the Additional Commitment Lenders as the Borrowers and such Lenders and Additional Commitment Lenders shall agree; (iv) the Borrowers shall have paid such arrangement fees, if any, to the Administrative Agent as the Borrowers and the Administrative Agent may agree; (v) other than the fees and compensation referred to in clauses (iii) and (iv) above, the Commitment Increase shall be on the same terms and pursuant to the same documentation applicable to the existing Revolving Credit Commitments; (vi) the Borrowers shall deliver to the Administrative Agent (A) an opinion or opinions, 100 [Matrix] Credit Agreement #85638137 in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Loan Parties reasonably satisfactory to the Administrative Agent and dated such date and (B) a certification from the Borrower Agent, or other evidence reasonably satisfactory to the Administrative Agent, that such increase is permitted under any other material Indebtedness; (vii) the Borrowers, the Lenders increasing their Revolving Credit Commitments and each Additional Commitment Lender shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably have requested; and (viii) no Default or Event of Default exists or shall result therefrom. The Revolving Credit Loans outstanding on the Increase Effective Date shall be reallocated and adjusted between and among the applicable Lenders, and the Borrowers shall pay any additional amounts required pursuant to Section 3.05 resulting therefrom, to the extent necessary to keep the outstanding applicable Revolving Credit Loans ratable among the applicable Lenders with any revised Applicable Percentages, as applicable, arising from any nonratable increase in the applicable Revolving Credit Loans under this Section 2.18. (f) Conflicting Provisions. This Section 2.18 shall supersede any provisions in Section 2.13 or 11.01 to the contrary. 2.19 Designation of Subsidiaries as Unrestricted Subsidiaries. The Borrower Agent may, at any time after the Closing Date upon written notice to, and with the prior written consent (which may be given, withheld or conditioned at the Administrative Agent’s sole option) of, the Administrative Agent, designate any Restricted Subsidiary of a Loan Party (other than another Loan Party) as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided, that (i) immediately before and after such designation and on a Pro Forma Basis as of the end of the most recent Measurement Period, no Default or Event of Default shall have occurred and be continuing, (ii) at all times, none of Borrower Agent or its Restricted Subsidiaries shall contribute or otherwise transfer any material Intellectual Property to any Unrestricted Subsidiary or designate any Subsidiary that owns (whether by way of a license agreement or otherwise) material Intellectual Property or other assets necessary for the business of the Loan Parties as an Unrestricted Subsidiary, (iii) at all times, each Subsidiary to be designated as an Unrestricted Subsidiary (and its Subsidiaries) has not at the time of such designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become liable with respect to any Indebtedness owing to, or pursuant to which the lender thereunder or any other party thereto has recourse to, any Loan Party or other Restricted Subsidiary or to any assets of any Loan Party or other Restricted Subsidiary, (iv) at all times, no Loan Party shall have at any time any liability for any Indebtedness or other obligations of any Unrestricted Subsidiary, except to the extent permitted as to any unaffiliated Person under the Loan Documents, (v) in the case of a designation of a Restricted Subsidiary as an Unrestricted Subsidiary, (A) the Payment Conditions would be satisfied on a Pro Forma Basis after giving effect to such designation, and (B) after giving thereto, Unrestricted Subsidiaries may not, in the aggregate, represent more than 2.5% of the total assets or total revenue of the Company and its Subsidiaries on a consolidated basis, and (vi) no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if it was previously designated an Unrestricted Subsidiary. The designation of any Subsidiary as an Unrestricted Subsidiary after the date hereof shall constitute (x) an Investment by the Company therein at the date of designation in an amount equal to the Fair Market Value of the Company’s or its Subsidiaries’ (as applicable) investment therein and (y) the incurrence of Indebtedness (and any associated Liens) then issued or owing by such Subsidiary as of the date of such designation in an amount equal to the outstanding principal amount thereof. Any notice delivered pursuant to this Section 2.19 shall include a certificate of a Responsible Officer of the Borrower Agent certifying as to compliance with the preceding clauses and demonstrating (in reasonable detail) the calculations required 101 [Matrix] Credit Agreement #85638137 thereby. Neither any Borrower nor any other Loan Party party hereto constitutes an Unrestricted Subsidiary as of the Closing Date. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable Laws require the Loan Parties or the Administrative Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by the Borrower Agent or the Administrative Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below. (ii) If any Loan Party or the Administrative Agent shall be required by the Tax Act or the Code to withhold or deduct any Taxes, including both withholding taxes and United States federal backup withholding, from any payment, then (A) the Loan Party or the Administrative Agent shall withhold or make such deductions as are determined by the Loan Party or the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Loan Party or the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Tax Act or the Code, as applicable, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the Loan Parties shall be increased as necessary so that after any required withholding or the making of all required deductions (including any withholding or deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Letter of Credit Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law. (c) Tax Indemnification by the Borrowers. (i) Without limiting the provisions of subsection (a) or (b) above, each Loan Party shall, and does hereby, indemnify the Administrative Agent, each Lender and the Letter of Credit Issuer, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) withheld or deducted by the Loan Parties or the Administrative Agent or paid by the Administrative Agent, such Lender or the Letter of Credit Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Each Loan Party shall also, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount 102 [Matrix] Credit Agreement #85638137 which a Lender or the Letter of Credit Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required by clause (ii) of this subsection. A certificate as to the amount of any such payment or liability delivered to the Borrower Agent by a Lender or the Letter of Credit Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Letter of Credit Issuer, shall be conclusive absent manifest error. (ii) Without limiting the provisions of subsection (a) or (b) above, each Lender and the Letter of Credit Issuer shall, and does hereby, indemnify the Loan Parties and the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Borrowers or the Administrative Agent) incurred by or asserted against the Loan Parties or the Administrative Agent by any Governmental Authority as a result of the failure by such Lender or the Letter of Credit Issuer, as the case may be, to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender or the Letter of Credit Issuer, as the case may be, to the Borrower Agent or the Administrative Agent pursuant to subsection (e). Each Lender and the Letter of Credit Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the Letter of Credit Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). The agreements in this clause (ii) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender or the Letter of Credit Issuer and the occurrence of the Facility Termination Date. (d) Evidence of Payments. Upon request by the Borrower Agent or the Administrative Agent, as the case may be, after any payment of Taxes by the Loan Parties or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower Agent shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower Agent, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by applicable Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower Agent or the Administrative Agent, as the case may be. (e) Status of Lenders; Tax Documentation. (i) Each Lender and the Letter of Credit Issuer shall deliver to the Borrower Agent and to the Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Borrower Agent or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower Agent or the Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction in respect of any applicable Taxes, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of any payments to be made to such Lender by the Loan Parties pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction. 103 [Matrix] Credit Agreement #85638137

(ii) Without limiting the generality of the foregoing, if a Borrower is resident for tax purposes in the United States, (A) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower Agent and the Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by the Borrower Agent or the Administrative Agent as will enable the Borrower Agent or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and (B) each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower Agent and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower Agent or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable: (I) executed originals of Internal Revenue Service Form W-8BEN-E (or, if applicable W-8BEN) claiming eligibility for benefits of an income tax treaty to which the United States is a party, (II) executed originals of Internal Revenue Service Form W-8ECI, (III) executed originals of Internal Revenue Service Form W-8IMY and all required supporting documentation, (IV) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (y) executed originals of Internal Revenue Service Form W-8BEN, or (V) executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the Borrower Agent or the Administrative Agent to determine the withholding or deduction required to be made; and (C) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Agent and the Administrative Agent at the time or times prescribed by law 104 [Matrix] Credit Agreement #85638137 and at such time or times reasonably requested by any Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by any Borrower or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. For purposes of this Section 3.01, “Laws” shall include FATCA. (iii) Each Lender shall promptly (A) notify the Borrower Agent and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Loan Parties or the Administrative Agent make any withholding or deduction for Taxes from amounts payable to such Lender. (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the Letter of Credit Issuer, or have any obligation to pay to any Lender or the Letter of Credit Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the Letter of Credit Issuer, as the case may be. If the Administrative Agent, any Lender or the Letter of Credit Issuer determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by any Loan Party under this Section with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by the Administrative Agent, such Lender or the Letter of Credit Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Administrative Agent, such Lender or the Letter of Credit Issuer, agrees to repay the amount paid over to any Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the Letter of Credit Issuer in the event the Administrative Agent, such Lender or the Letter of Credit Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the Letter of Credit Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person. 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to Term CORRA or Term SOFR, or to determine or charge interest rates based upon Adjusted Term CORRA or Term SOFR or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable interbank market, then, on notice thereof by such Lender to the Borrower Agent through the Administrative Agent, (i) any obligation of such Lender to make or continue SOFR Loans in the affected currency or currencies or to convert Base Rate Loans or Canadian Prime Rate Loans to SOFR Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans or Canadian Prime Rate Loans the 105 [Matrix] Credit Agreement #85638137

interest rate on which is determined by reference to the Term SOFR component of the Base Rate or Adjusted Term CORRA of the Canadian Prime Rate Loans, the interest rate on which Base Rate Loans or Canadian Prime Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate or Adjusted Term CORRA component of Canadian Prime Rate, as applicable, in each case until such Lender notifies the Administrative Agent and the Borrower Agent that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Loan Parties shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all CORRA Loans or SOFR Loans, as applicable, of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR or Adjusted Term CORRA component, as applicable), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such CORRA Loans or SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such CORRA Loans or SOFR Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Term SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate or Adjusted Term CORRA applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term SOFR. Upon any such prepayment or conversion, the Loan Parties shall also pay accrued interest on the amount so prepaid or converted. 3.03 Inability to Determine Rates; Effect of Benchmark Transition Event or Canadian Benchmark Transition Event (a) Temporary Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for an CORRA Loan, a SOFR Loan or a conversion to or continuation thereof that (a) Dollar or Canadian Dollar deposits are not being offered to banks in the applicable interbank market for the applicable amount and Interest Period of such CORRA Loan or SOFR Loan, (b) adequate and reasonable means do not exist for determining Term CORRA or Term SOFR for any requested Interest Period with respect to a proposed CORRA Loan, a proposed SOFR Loan or in connection with an existing or proposed Base Rate Loan or Canadian Prime Rate Loan, (c) Adjusted Term CORRA for any requested Interest Period with respect to a proposed CORRA Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, or (d) Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower Agent and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain the affected CORRA Loans or SOFR Loans (as applicable) shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Term CORRA component or the Term SOFR component (as applicable) of the underlying affected rate, the utilization of such Term CORRA component or Term SOFR component (as applicable) in determining such rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower Agent may revoke any pending request for a Borrowing of, conversion to or continuation of the affected CORRA Loans or SOFR Loans (as applicable) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans or Canadian Prime Rate Loans (as applicable) in the amount specified therein. (b) Effect of Benchmark Transition Event. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Contract shall be deemed not to be a “Loan Document” for the purposes of this Section 3.03): 106 [Matrix] Credit Agreement #85638137

(i) Benchmark Replacement. If a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (A) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (B) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notice; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower Agent and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower Agent of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03. (iv) Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement) (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the administration of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, 107 [Matrix] Credit Agreement #85638137 non-compliant or non-aligned tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) ceases to be not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower Agent’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any pending request for a SOFR Loan, or conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. (c) Canadian Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Contract shall be deemed not to be a “Loan Document” for the purposes of this Section 3.03(c): (i) Canadian Benchmark Replacement. If a Canadian Benchmark Transition Event and its related Canadian Benchmark Replacement Date have occurred prior to any setting of the then-current Canadian Benchmark, then (x) if a Canadian Benchmark Replacement is determined in accordance with clause (a) of the definition of “Canadian Benchmark Replacement” for such Canadian Benchmark Replacement Date, such Canadian Benchmark Replacement will replace such Canadian Benchmark for all purposes hereunder and under any Loan Document in respect of such Canadian Benchmark setting and subsequent Canadian Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Canadian Benchmark Replacement is determined in accordance with clause (b) of the definition of “Canadian Benchmark Replacement” for such Canadian Benchmark Replacement Date, such Canadian Benchmark Replacement will replace such Canadian Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (Toronto time) on the fifth (5th) Business Day after the date notice of such Canadian Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Canadian Benchmark Replacement from Lenders comprising the Required Lenders. If the Canadian Benchmark Replacement is Daily Compounded CORRA, all interest payments will be payable on a monthly basis. (ii) Canadian Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Canadian Benchmark Replacement, the Administrative Agent will have the right to make Canadian Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Canadian Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. 108 [Matrix] Credit Agreement #85638137

(iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower Agent and the Lenders of (i) the implementation of any Canadian Benchmark Replacement and (ii) the effectiveness of any Canadian Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Canadian Benchmark Replacement. The Administrative Agent will notify the Borrower Agent of (x) the removal or reinstatement of any tenor of a Canadian Benchmark pursuant to Section 3.03(c)(iv) and (y) the commencement of any Canadian Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03(c) including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03(c). (iv) Canadian Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Canadian Benchmark Replacement), (A) if the then-current Canadian Benchmark is a term rate (including Term CORRA) and either (1) any tenor for such Canadian Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Canadian Benchmark has provided a public statement or publication of information announcing that any tenor for such Canadian Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Canadian Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Canadian Benchmark (including a Canadian Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Canadian Benchmark (including a Canadian Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Canadian Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Canadian Benchmark Unavailability Period. Upon the Borrower Agent’s receipt of notice of the commencement of a Canadian Benchmark Unavailability Period, the Canadian Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of a CORRA Loan, which is of the Type that has a rate of interest determined by reference to the then-current Canadian Benchmark, to be made, converted or continued during any Canadian Benchmark Unavailability Period and, failing that, the Canadian Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Canadian Prime Rate Loans. 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: 109 [Matrix] Credit Agreement #85638137

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the Letter of Credit Issuer; (ii) subject any Lender or the Letter of Credit Issuer to any Tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit, any CORRA Loan or any SOFR Loan made by it, or change the basis of taxation of payments to such Lender or the Letter of Credit Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the Letter of Credit Issuer); or (iii) impose on any Lender or the Letter of Credit Issuer or the applicable interbank market any other condition, cost or expense affecting this Agreement, CORRA Loans or SOFR Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to Term SOFR (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the Letter of Credit Issuer issuing or maintaining any Letter of Credit (or of maintaining its obligation to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Letter of Credit Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the Letter of Credit Issuer, the Loan Parties will pay to such Lender or the Letter of Credit Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the Letter of Credit Issuer, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the Letter of Credit Issuer determines that any Change in Law affecting such Lender or the Letter of Credit Issuer or any Lending Office of such Lender or such Lender’s or the Letter of Credit Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Letter of Credit Issuer’s capital or on the capital of such Lender’s or the Letter of Credit Issuer’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Letter of Credit Issuer, to a level below that which such Lender or the Letter of Credit Issuer or such Lender’s or the Letter of Credit Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Letter of Credit Issuer’s policies and the policies of such Lender’s or the Letter of Credit Issuer’s holding company with respect to capital adequacy), then from time to time pursuant to subsection (c) below the Loan Parties will pay to such Lender or the Letter of Credit Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the Letter of Credit Issuer or such Lender’s or the Letter of Credit Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or the Letter of Credit Issuer setting forth the amount or amounts necessary to compensate such Lender or the Letter of Credit Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower Agent shall be conclusive absent manifest error. The Loan Parties shall pay such Lender or the Letter of Credit Issuer, as the case may be, the amount shown as due on any such certificate within 10 Business Days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or the Letter of Credit Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a 110 [Matrix] Credit Agreement #85638137 waiver of such Lender’s or the Letter of Credit Issuer’s right to demand such compensation, provided that the Loan Parties shall not be required to compensate a Lender or the Letter of Credit Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the Letter of Credit Issuer, as the case may be, notifies the Loan Parties of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Letter of Credit Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan or a Canadian Prime Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan or a Canadian Prime Rate Loan on the date or in the amount notified by the Borrower Agent; or (c) any assignment of a CORRA Loan or a SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower Agent pursuant to Section 11.13; including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each CORRA Loan or SOFR Loan made by it at Term CORRA or Term SOFR, as applicable, for such Loan by a matching deposit or other borrowing in the CORRA market or SOFR market, as applicable, for a comparable amount and for a comparable period, whether or not such CORRA Loan or SOFR Loan, as applicable, was in fact so funded. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrowers are required to pay any additional amount to any Lender, the Letter of Credit Issuer or any Governmental Authority for the account of any Lender or the Letter of Credit Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender or the Letter of Credit Issuer, as applicable, shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the Letter of Credit Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the Letter of Credit Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the Letter of Credit Issuer, as the case may be. The Borrowers hereby agree to pay all 111 [Matrix] Credit Agreement #85638137 reasonable costs and expenses incurred by any Lender or the Letter of Credit Issuer in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrowers may replace such Lender in accordance with Section 11.13. 3.07 Survival. All of the Borrowers’ obligations under this Article III shall survive the resignation of the Administrative Agent, the Letter of Credit Issuer and the Swing Line Lender, the replacement of any Lender and the occurrence of the Facility Termination Date. ARTICLE IV SECURITY AND ADMINISTRATION OF COLLATERAL 4.01 Security. As security for the full and timely payment and performance of all Obligations, Borrower Agent shall, and shall cause each other Loan Party to, on or before the Closing Date, do or cause to be done all things necessary in the opinion of the Administrative Agent and its counsel to grant to the Administrative Agent for the benefit of the Secured Parties a duly perfected first priority security interest in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer, except as expressly permitted hereunder. Without limiting the foregoing, on the Closing Date Borrower Agent shall deliver, and shall cause each Loan Party to deliver, to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, (a) the Security Agreement and the Canadian Security Agreement, which shall pledge to the Administrative Agent for the benefit of the Secured Parties certain personal property of the Borrowers and the other Loan Parties more particularly described therein and (b) Uniform Commercial Code and PPSA financing statements in form, substance and number as requested by the Administrative Agent, reflecting the Lien in favor of the Secured Parties on the Collateral, and shall take such further action and deliver or cause to be delivered such further documents as required by the Security Instruments or otherwise as the Administrative Agent may request to effect the transactions contemplated by this Article IV. 4.02 Collateral Administration. (a) Administration of Accounts. (i) Records and Schedules of Accounts. Each Borrower shall keep accurate and complete records of its Accounts, including all payments and collections thereon, and shall submit to the Administrative Agent sales, collection, reconciliation and other reports in form satisfactory to the Administrative Agent, on such periodic basis as the Administrative Agent may request. (ii) Taxes. If an Account of any Borrower includes a charge for any Taxes, Administrative Agent is authorized, in its discretion, to pay the amount thereof to the proper taxing authority for the account of such Borrower and to charge Borrowers therefor; provided, however, that neither the Administrative Agent nor Lenders shall be liable for any Taxes that may be due from Borrowers or with respect to any Collateral. (iii) Account Verification. Whether or not a Default or Event of Default exists, the Administrative Agent shall have the right at any time, in the name of the Administrative Agent, any designee of the Administrative Agent or (during the continuance of any Event of Default) 112 [Matrix] Credit Agreement #85638137

any Borrower, to verify the validity, amount or any other matter relating to any Accounts of Borrowers by mail, telephone or otherwise. Borrowers shall cooperate fully with the Administrative Agent in an effort to facilitate and promptly conclude any such verification process. (iv) Proceeds of Collateral. Borrowers shall request in writing and otherwise take all necessary steps to ensure that all payments on Accounts or otherwise relating to Collateral are made directly to a Controlled Deposit Account (or a lockbox relating to a Controlled Deposit Account). If any Borrower or Subsidiary receives cash or Payment Items with respect to any Collateral, it shall hold same in trust for the Administrative Agent and promptly (not later than the next Business Day) deposit same into a Controlled Deposit Account. (v) Extensions of Time for Payment. In addition, upon the occurrence and during the continuance of an Event of Default, other than in the Ordinary Course of Business and in amounts which are not material to such Borrower, each Borrower will not (i) grant any extension of the time for payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount whatsoever on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof. (b) Administration of Inventory. (i) Records and Reports of Inventory. Each Borrower shall keep accurate and complete records of its Inventory, including costs and daily withdrawals and additions, and shall submit to Administrative Agent inventory and reconciliation reports in form satisfactory to the Administrative Agent, on such periodic basis as the Administrative Agent may request. Each Borrower shall conduct a physical inventory at least once per calendar year (and on a more frequent basis if requested by the Administrative Agent when an Event of Default exists) and periodic cycle counts consistent with historical practices, and shall provide to the Administrative Agent a report based on each such inventory and count promptly upon completion thereof, together with such supporting information as the Administrative Agent may request. The Administrative Agent may participate in and observe each physical count. The Administrative Agent, in its reasonable discretion if any Event of Default is continuing, may cause additional such inventories to be taken as the Administrative Agent determines (each, at the expense of the Loan Parties). (ii) Returns of Inventory. No Borrower shall return any Inventory to a supplier, vendor or other Person, whether for cash, credit or otherwise, unless (a) such return is in the Ordinary Course of Business; (b) no Default, Event of Default or Overadvance exists or would result therefrom; (c) the Administrative Agent is promptly notified if the aggregate Dollar Equivalent value of all Inventory returned in any month exceeds $250,000; and (d) any payment received by a Borrower for a return is promptly remitted to the Administrative Agent for application to the Obligations in accordance with Section 2.06(c). (iii) Acquisition, Sale and Maintenance. No Borrower shall acquire or accept any Inventory on consignment or approval, and shall take all steps to assure that all Inventory is produced in accordance with applicable Law, including the FLSA. No Borrower shall sell any Inventory on consignment or approval or any other basis under which the customer may return or require a Borrower to repurchase such Inventory. The Borrowers shall use, store and maintain all Inventory with reasonable care and caution, in accordance with applicable standards of any 113 [Matrix] Credit Agreement #85638137 insurance and in conformity with all applicable Laws, and shall make current rent payments (within applicable grace periods provided for in leases) at all locations where any Collateral is located. 4.03 After Acquired Property; Further Assurances. (a) New Deposit Accounts and Securities Accounts. Concurrently with or prior to the opening of any Deposit Account, Securities Account or Commodity Account by any Loan Party, other than any Excluded Deposit Account, such Loan Party shall deliver to the Administrative Agent a Control Agreement covering such Deposit Account, Securities Account or Commodity Account, duly executed by such Loan Party, the Administrative Agent and the applicable Controlled Account Bank, securities intermediary or financial institution at which such account is maintained. (b) [Reserved]. (c) Acquired Real Property. If any Loan Party acquires, owns or holds an interest in any fee-owned Real Property, the Borrower Agent will promptly (and in any event, within ten (10) days of the acquisition thereof (or such longer period as the Administrative Agent may agree)) notify the Administrative Agent in writing of such event, identifying the property or interests in question. Upon the written request of the Administrative Agent, the Loan Party will, or will cause such Subsidiary to, within sixty (60) days after such written request (or such longer period as the Administrative Agent may reasonably agree), deliver to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent, Mortgages and Mortgage Related Documents with respect to each fee-owned Real Property of any Loan Party or any Subsidiary. (d) UCC and PPSA Filing Authorization. The Administrative Agent is hereby irrevocably authorized to execute (if necessary) and file or cause to be filed, with or if permitted by applicable Law without the signature of any Borrower appearing thereon, all UCC or PPSA financing statements reflecting any Borrower as “debtor” and the Administrative Agent as “secured party”, and continuations thereof and amendments thereto, as the Administrative Agent reasonably deems necessary or advisable to give effect to the transactions contemplated hereby and by the other Loan Documents. 4.04 Cash Management. (a) Controlled Deposit Accounts. No later than sixty (60) days following the Closing Date, enter into a Control Agreement with respect to each Deposit Account listed on Schedule 6.19, other than Excluded Deposit Accounts, which shall include all lockboxes and related lockbox accounts used for the collection of Accounts (and, upon request by the Administrative Agent while a Default or an Event of Default exists or upon not less than thirty (30) days’ notice to the Borrower Agent, a separate lockbox shall be established for the receipt of collections and proceeds of Accounts related to Bonded Job Sites). Each Loan Party agrees that it shall take all commercially reasonable steps necessary to ensure that all payments in respect of Accounts or other Collateral be paid to a Controlled Deposit Account in its name, including ensuring that all invoices rendered and other requests made by any Loan Party for payment in respect of Accounts contain a written statement directing payment to be made to a Controlled Deposit Account in its name. The Borrower Agent shall cause bank statements and/or other reports from the Controlled Account Banks to be delivered to the Administrative Agent not less often than monthly, accurately setting forth all amounts deposited in each Controlled Deposit Account to ensure the proper transfer of funds as set forth above. All remittances received by any Loan Party on account of Accounts, together with the proceeds of any other Collateral, shall be held as the Administrative Agent’s property, for its benefit and the benefit of Lenders, by such Loan Party as trustee of an express trust for 114 [Matrix] Credit Agreement #85638137

Administrative Agent’s benefit and such Loan Party shall immediately deposit same in kind in a Controlled Deposit Account. The Administrative Agent retains the right at all times after the occurrence and during the continuance of a Default or an Event of Default to notify Account Debtors that a Loan Party’s Accounts have been assigned to the Administrative Agent and to collect such Loan Party’s Accounts directly in its own name, or in the name of the Administrative Agent’s agent, and to charge the collection costs and expenses, including reasonable attorneys’ fees, to the Loan Account. Notwithstanding the foregoing, in no event shall the collections or funds of any Loan Party (which is a Foreign Subsidiary that is not organized in Canada or in a province thereof) be deposited by any Loan Party into any Qualified Account, the Concentration Account or any deposit account maintained with BMO. (b) Concentration Account. Each Control Agreement with respect to a Controlled Deposit Account shall require that, during a Dominion Trigger Period, the Controlled Account Bank transfer all cash receipts and other collections by ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Obligations) to the concentration account maintained by the Administrative Agent at BMO (the “Concentration Account”), and if separate concentration accounts are maintained at the direction of the Administrative Agent for Dollars and another for Canadian Dollars, then such receipts and collections of same currency shall be directed into the corresponding Concentration Account for such currency (and for the avoidance of doubt, each such account shall constitute a Concentration Account hereunder), provided that during a Dominion Trigger Period, any Bonded AR Proceeds held in a Controlled Deposit Account shall not be required to be automatically swept into the Concentration Account. The Concentration Account shall at all times be under the sole dominion and control of the Administrative Agent. The Loan Parties hereby acknowledge and agree that (i) the Loan Parties have no right of withdrawal from the Concentration Account, (ii) the funds on deposit in the Concentration Account shall at all times be collateral security for all of the Obligations and (iii) the funds on deposit in the Concentration Account shall be applied as provided in Section 4.04(c) below. If, notwithstanding the provisions of this Section 4.04, any Loan Party receives or otherwise has dominion and control of any such proceeds or collections described above, such proceeds and collections shall be held in trust by such Loan Party for the Administrative Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall, not later than the Business Day after receipt thereof, be deposited directly into a Controlled Deposit Account, or during a Dominion Trigger Period (except with respect to Bonded AR Proceeds), the Concentration Account, or dealt with in such other fashion as such Loan Party may be instructed by the Administrative Agent. Notwithstanding the foregoing, except as expressly provided in this paragraph, any proceeds or collections of Accounts related to Bonded Job Sites that constitute trust funds or funds in which another Person has a Lien (having priority over the Administrative Agent’s Lien) with respect thereto (collectively, the “Bonded AR Proceeds”) shall not be deposited into the Concentration Account at any time and during a Dominion Trigger Period, shall be deposited directly into a segregated Controlled Deposit Account (and in any event, not a Qualified Account) and not commingled with other non-Bonded AR Proceeds or if applicable, an Excluded Deposit Account. At all times, the Company shall use and apply the Bonded AR Proceeds in accordance with the General Indemnity Agreement. If during a Dominion Trigger Period, the final completion of the project related to such Bonded Job Site (so long as no default has occurred at the time of such final completion with respect to the Bonding Obligations related to such Bonded Job Site) occurs, then the Bonded AR Proceeds for such Bonded Job Site need not be deposited into, or continue to be held in, a segregated Controlled Deposit Account and instead, shall be directly deposited into (or if already held in such segregated Controlled Deposit Account, promptly transferred to) the Concentration Account. If an amendment is duly entered into with respect to the General Indemnity Agreement at any time after the Closing Date but before the occurrence of a 115 [Matrix] Credit Agreement #85638137

Dominion Trigger Period (and such amendment is in form and scope acceptable to the Administrative Agent), then all times before the point of time at which such amendment requires any Bonded AR Proceeds to be held in trust, such Bonded AR Proceeds covered by such amendment need not be deposited into, or continue to be held in, a segregated Controlled Deposit Account and may be deposited into another Controlled Deposit Account, unless a Dominion Trigger Period is in effect, in which case they shall be deposited into the Concentration Account. If any Bonded AR Proceeds are deposited or otherwise transferred into the Concentration Account or any Qualified Account in violation of this paragraph, in no event shall the Administrative Agent be required to apply such Bonded AR Proceeds against the outstanding Obligations nor shall such Bonded AR Proceeds otherwise entitle any Borrower to any additional Availability hereunder. (c) Application of Funds in the Concentration Account. All funds received in the Concentration Account in immediately available funds shall, subject to Section 9.03, be applied on a daily basis to the following Obligations (with the funds received in a particular currency being applied to those Obligations at each level that are outstanding and denominated in the same currency before being applied the Obligations at such level that are outstanding and denominated in a different currency): first, to the Letter of Credit Borrowings and the Swing Line Loans, second, to the outstanding Revolving Credit Loans and third, to any fees, expenses, costs or reimbursement obligations due and owing to the Administrative Agent or the Lenders. All funds received in the Concentration Account that are not immediately available funds (checks, drafts and similar forms of payment) shall be deemed applied by Administrative Agent on account of the Obligations (subject to final payment of such items) in accordance with the foregoing sentence on the first Business Day after receipt by Administrative Agent of such items in Administrative Agent’s account located in Chicago, Illinois. If as the result of such application of funds a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrowers but shall, so long as no Default or Event of Default then exists, be disbursed to Borrowers or otherwise at Borrower Agent’s direction, upon Borrower Agent’s request. Upon and during the continuance of any Event of Default, the Administrative Agent may, at its option, offset such credit balance against any of the Obligations or hold such credit balance as Collateral for the Obligations. Borrowers shall give the Administrative Agent prompt written notice of the deposit of any non-Collateral proceeds (or other proceeds in which a third-party has a superior interest to the Administrative Agent’s Lien) into the Concentration Account and may elect to establish an additional Availability Reserve equal to the amount of any such proceeds. (d) Controlled Securities Accounts. On or prior to the Closing Date, enter into a Control Agreement with respect to each Securities Account and Commodity Account listed on part (b) of Schedule 6.19, excluding that certain existing Bank of America Securities, Inc. account, so long as with respect to such Securities Account (the “Equity Repurchase Program Securities Account”): (i) such Securities Account is used solely and exclusively to hold (1) cash proceeds from Restricted Payments permitted to be made pursuant to Section 8.06(c) for the repurchase of the common Equity Interests of Matrix, provided that such cash may be deposited from and after the Closing Date only substantially contemporaneously with the making of any repurchase (and if a repurchase is not consummated before the occurrence of an Event of Default, then any remaining cash in excess of $100,000 shall be transferred to a Controlled Deposit Account as provided in Section 4.04), (2) the common Equity Interests of Matrix repurchased before the Closing Date or repurchased thereafter with the proceeds of such cash proceeds and (3) the proceeds from any subsequent re-sale of such Equity Interests, provided that during the continuance of any Event of Default, all such proceeds then remaining in such Securities Account, along with all future proceeds, from any subsequent re-sale of such Equity Interests shall be delivered to a Controlled Deposit Account and applied as provided in Section 4.04. The Borrower Agent shall cause account statements and/or other reports from the applicable broker, financial institution or other financial 116 [Matrix] Credit Agreement #85638137 intermediary to be delivered to the Administrative Agent not less often than monthly, accurately setting forth all assets, including securities entitlements, financial assets or other amounts, held in each Securities Account or Commodity Account. (e) Upon prior written request from the Borrower Agent, the Administrative Agent may transfer an amount specified by the Borrower Agent in such request on deposit in a Qualified Account to a separate non-blocked deposit account maintained with Administrative Agent or its Affiliates so long as (i) Administrative Agent has consented to such request in its sole discretion, (ii) no Default or Event of Default has occurred and is continuing, (iii) a Dominion Trigger Period is not in effect and (iv) the Loan Parties are in compliance with the covenant set forth in Section 8.12(b) both before and after giving effect to such transfer. 4.05 Information Regarding Collateral. Each Borrower represents, warrants and covenants that Schedule 4.05 sets forth as of the ClosingFourth Amendment Effective Date, (a) the exact legal name, jurisdiction of formation, organizational identification number, chief executive office, registered office, head office and any trade name or other trade style of each Loan Party and each of its Subsidiaries, (b) each Person that has effected any merger, amalgamation or consolidation with a Loan Party or sold, contributed or transferred to a Loan Party any property constituting Collateral at any time since, in each case, September 9, 2016 (excluding Persons making sales in the ordinary course of their businesses to a Loan Party of property constituting Inventory in the hands of such seller), (c) any prior legal name, jurisdiction of formation, organizational identification number, trade name or other trade style or location of the chief executive office, registered office or head office of each Loan Party at any time since September 9, 2016, and (d) each location within the United States or Canada in which material goods constituting Collateral are located as of the Closing Date (together with the name of each owner of the property located at such address if not the applicable Loan Party, a summary description of the relationship between the applicable Loan Party and such Person and the maximum approximate book or market value of the Collateral held or to be held at such location). The Company shall not change, and shall not permit any other Loan Party to change, its name, jurisdiction of formation (whether by reincorporation, merger, amalgamation or otherwise), the location of its chief executive office, registered office, head office or any location specified in clause (d) of the immediately preceding sentence, or use or permit any other Loan Party to use, any additional trade name or other trade style, except upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken all such action at Borrowers’ or such other Loan Parties’ expense as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection and priority of the Lien of the Administrative Agent in the Collateral. ARTICLE V CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 5.01 Conditions of Initial Credit Extension. The obligation of each Lender and the Letter of Credit Issuer to make any initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent: (a) The Administrative Agent’s receipt of the following items (except those items that are expressly permitted to be delivered after the Closing Date pursuant to the Post-Closing Agreement), each properly executed by a Responsible Officer of the applicable Loan Party, each dated as of the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel: 117 [Matrix] Credit Agreement #85638137

(i) executed counterparts of this Agreement and each of the Security Instruments; (ii) Revolving Credit Loan Notes executed by the Borrowers in favor of each Lender requesting a Revolving Credit Loan Note; (iii) a Secretary’s certificate for each Loan Party certifying as to (A) true and complete copies of all Organizational Documents of such Loan Party attached thereto, (B) resolutions of the Board of Directors or other organizational action authorizing execution, delivery and performance of all Loan Documents to which such Loan Party is a party, and (C), incumbency of officers (including specimen signatures) evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; (iv) certification from any applicable Governmental Authority as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization and in any other jurisdiction in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect, including certificates of good standing and qualification to engage in business in each applicable jurisdiction; (v) a favorable opinion of McAfee & Taft, counsel to the Loan Parties, and acceptable Canadian and New York counsel to the Loan Parties, each addressed to the Administrative Agent and each Lender and their successors and assigns, as to the matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request; (vi) certificates of Responsible Officers of the Borrower Agent or the applicable Loan Parties either (A) identifying all consents, licenses and approvals required in connection with the execution, delivery and performance by each Borrower and the validity against each such Loan Party of the Loan Documents to which it is a party, and stating that such consents, licenses and approvals shall be in full force and effect, and attaching true and correct copies thereof or (B) stating that no such consents, licenses or approvals are so required; (vii) a certificate signed by a Responsible Officer of the Borrower Agent certifying (A) that the conditions specified in Sections 5.02(a) and 5.02(b) have been satisfied and (B) as to the matters described in Section 5.01(d); (viii) (A) audited financial statements of the Company and its Subsidiaries for each of the three (3) fiscal years immediately preceding the Closing Date, (B) unaudited interim financial statements for the Company and its Subsidiaries as of July 31, 2021, and (C) financial projections of the Company and its Subsidiaries for the next two (2) fiscal years; (ix) a certificate signed by the Chief Financial Officer or the Chief Accounting Officer of the Borrower Agent certifying that, after giving effect to the entering into of the Loan Documents and the consummation of all of the Transactions, (A) each Borrower is Solvent and (B) the Loan Parties, taken as a whole, are Solvent; 118 [Matrix] Credit Agreement #85638137

(x) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect; (xi) an initial Borrowing Base Certificate; (xii) initial written notice of Borrowing; (xiii) delivery of UCC and PPSA financing statements, suitable in form and substance for filing in all places required by applicable law to perfect the Liens of the Administrative Agent under the Security Instruments as a first priority Lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other actions as may be reasonably necessary under applicable law to perfect the Liens of the Administrative Agent under such Security Instruments as a first priority Lien in and to such other Collateral as the Administrative Agent may require; (xiv) UCC and PPSA search results showing only those Liens as are acceptable to the Administrative Agent and Lenders; (xv) evidence of the payment in full and cancellation of the Existing Agreement, including terminations of UCC and PPSA financing statements filed in connection with the Existing Agreement and other evidence of lien releases and other related matters on terms acceptable to the Administrative Agent; (xvi) evidence satisfactory to the Administrative Agent of the consummation (in compliance with all applicable laws and regulations, with the receipt of all material governmental, shareholder and third party consents and approvals relating thereto) of the Transactions; (xvii) completion of a Field Exam, asset appraisal, insurance review and legal review; and (xviii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the Letter of Credit Issuer, the Swing Line Lender or the Required Lenders may reasonably require. (b) At least five days prior to the Closing Date, (i) any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower and (ii) so long as requested by the Administrative Agent or any Lender at least ten days prior to the Closing Date, Borrowers shall have provided to Administrative Agent and each requesting Lender the documentation and other information so requested in connection with applicable “know your customer” and Anti-Money Laundering Laws or Anti-Corruption Laws, including the PATRIOT Act. (c) Any fees required to be paid on or before the Closing Date shall have been paid. (d) Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such reasonable fees, charges and disbursements as shall constitute its reasonable estimate of such reasonable fees, charges and disbursements incurred or to 119 [Matrix] Credit Agreement #85638137 be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent). (e) The Administrative Agent shall be satisfied that after giving effect to (i) the initial Credit Extension hereunder, (ii) consummation of the Transactions and payment of all fees and expenses in connection therewith and (iii) any payables stretched beyond their customary payment practices, (x) Availability shall be at least $25,000,000 and (y) the sum of Availability plus Eligible Cash shall be at least $60,000,000. Without limiting the generality of the provisions of Section 10.04, for purposes of determining compliance with the conditions specified in this Section 5.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 5.02 Conditions to all Credit Extensions. The obligation of each Lender or Letter of Credit Issuer to honor any Request for Credit Extension (other than one requesting only a conversion of Loans to the other Type or a continuation of SOFR Loans) or make the initial Credit Extension hereunder is subject to the following conditions precedent: (a) The representations and warranties of the Loan Parties contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 5.02(a), the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01. (b) No Default or Overadvance shall have occurred and be continuing, or would result from such proposed Credit Extension or from the application of the proceeds thereof. (c) The Administrative Agent and, if applicable, the Letter of Credit Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof. (d) No prepayment would be required under Section 7.20 (on the next Business Day or otherwise) as a result of such Credit Extension, as determined on a pro forma basis as of the end of the Business Day on which such Credit Extension is to be made. Each Request for Credit Extension (other than one requesting only a conversion of Loans to the other Type or a continuation of SOFR Loans) submitted by the Borrower Agent shall be deemed to be a representation and warranty that the conditions specified above in this Section 5.02 have been satisfied on and as of the date of the applicable Credit Extension. As an additional condition to any Credit Extension, Administrative Agent may request any other information, certification, document, instrument or agreement as it deems appropriate. 120 [Matrix] Credit Agreement #85638137

ARTICLE VI REPRESENTATIONS AND WARRANTIES To induce the Secured Parties to enter into this Agreement and to make Loans and to issue Letters of Credit hereunder, each Loan Party represents and warrants to the Administrative Agent and the Lenders, subject to the limitation set forth in Section 5.02(a), that: 6.01 Existence, Qualification and Power. Each Loan Party and each Restricted Subsidiary (a) is a corporation, partnership, unlimited liability company or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, organization or formation, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business as is now being conducted and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and to consummate the Transactions to which it is a party, and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i), or (c), to the extent that failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Loan Party is (a) an Affected Financial Institution or (b) a Covered Entity (as defined in Section 11.21(b)). 6.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, and the consummation of the Transactions, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of the Organizational Documents of any such Person; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (i) any Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law. 6.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document or the consummation of the Transactions, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Loan Documents, (c) the perfection or maintenance of the Liens created under the Loan Documents (including the first priority nature thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Loan Documents, except for the filing of a description of the entry into a material definitive agreement on either a current Report on Form 8-K or Quarterly Report on form 10-Q with the SEC, all of which have been duly obtained, taken, given or made and are in full force and effect. 6.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except (a) as rights to indemnification hereunder may be limited by applicable Law and (b) as the enforcement hereof may be limited by any applicable Debtor Relief Laws or by general equitable principles. 121 [Matrix] Credit Agreement #85638137

6.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (iii) show all material Indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness, in each case, to the extent required to be reflected thereon pursuant to GAAP. (b) The unaudited Consolidated balance sheet of the Company and its Subsidiaries dated as of June 30, 2021, and the related Consolidated statements of income or operations, shareholders’ equity and cash flows for the month then ended (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) Each Borrower is Solvent and the Loan Parties, on a Consolidated basis, are Solvent. No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party. 6.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Loan Party after due investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any of its Subsidiaries or against any of their properties or revenues, that (a) purport to affect or pertain to this Agreement or any other Loan Document (including the grant and perfection of any Lien under any Security Instrument) or any of the Transactions or (b) except as specifically disclosed in Schedule 6.06, either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect. There has been no adverse change in the status, or financial effect on any Loan Party or any Subsidiary thereof, of the matters described on Schedule 6.06. 6.07 No Default. No Loan Party nor any Subsidiary is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 6.08 Ownership of Property; Liens. (a) Each Loan Party and each Restricted Subsidiary has good title to, or valid leasehold interests in, all its real and personal property material to its business, if any (including the Mortgaged Properties), (i) free and clear of all Liens except for Permitted Liens and (ii) except for minor defects in 122 [Matrix] Credit Agreement #85638137 title that do not materially interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes. (b) Schedule 6.08 sets forth the address (including street address, county and state and province and territory) of all Real Property that is owned or subject to a ground lease by the Loan Parties as of the ClosingFourth Amendment Effective Date. Each Loan Party and each of its Subsidiaries has good, marketable and insurable fee simple title to the Real Property owned by such Loan Party or such Subsidiary, free and clear of all Liens, other than Permitted Liens. Each ground lease of the Loan Parties is in full force and effect and the Loan Parties are not in default of any material terms thereof. 6.09 Environmental Compliance. (a) Except as disclosed in Schedule 6.09, no Loan Party or any Subsidiary thereof (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law with respect to the Loan Party or any Subsidiary’s operations, (ii) has become subject to a pending claim with respect to any Environmental Liability or (iii) has received written notice of any claim with respect to any Environmental Liability except, in each case, as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) Except as otherwise set forth in Schedule 6.09 or as would not individually or in the aggregate reasonably be expected to result in a Material Adverse Effect, (i) none of the properties currently owned or operated by any Loan Party or any Subsidiary thereof is listed or, to the knowledge of the Loan Parties, proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (ii) there are no and, to the knowledge of the Loan Parties, never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any Subsidiary thereof; (iii) to the knowledge of the Loan Parties, there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or Subsidiary thereof; and (iv) Hazardous Materials have not been released, discharged or disposed of by any Loan Party or Subsidiary in violation of Environmental Laws or, to the knowledge of the Loan Parties, by any other Person in violation of Environmental Laws on any property currently owned or operated by any Loan Party or any Subsidiary thereof. (c) Except as otherwise set forth on Schedule 6.09 or as would not individually or in the aggregate reasonably be expected to result in a Material Adverse Effect, no Loan Party or any Subsidiary thereof is undertaking, and no Loan Party or any Subsidiary thereof has completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored by any Loan Party or any Subsidiary at, or transported to or from by or on behalf of any Loan Party or any Subsidiary, any property currently owned or operated by any Loan Party or any Subsidiary thereof have, to the knowledge of the Loan Parties, been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any Subsidiary thereof. (d) Each Loan Party conducts in the Ordinary Course of Business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof each 123 [Matrix] Credit Agreement #85638137

Loan Party has reasonably concluded that, except as set forth on Schedule 6.09, such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 6.10 Insurance. The properties of the Loan Parties and their Subsidiaries are insured with financially sound and reputable insurance companies which are not Affiliates of the Loan Parties, in such amounts, with such deductibles and covering such risks (including, without limitation, workmen’s compensation, public liability, professional liability, product liability and property damage insurance) as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Loan Parties or the applicable Subsidiary operates. Schedule 6.10 sets forth a description of all insurance maintained by or on behalf of the Loan Parties as of the ClosingFourth Amendment Effective Date. Each insurance policy listed on Schedule 6.10 is in full force and effect and all premiums in respect thereof that are due and payable have been paid. 6.11 Taxes. Each Loan Party and its Subsidiaries have filed all federal, provincial, territorial, state and other material tax returns and reports required to be filed, and have paid all federal, provincial, territorial, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being Properly Contested. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect. Neither the Company nor any Subsidiary thereof is party to any tax sharing agreement. 6.12 ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws. Each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service or is entitled to rely on a favorable opinion letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code. To the best knowledge of each Loan Party, nothing has occurred that would prevent or cause the loss of such tax-qualified status. (b) There are no pending or, to the knowledge of any Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) Except as set forth on Schedule 6.12, (i) no ERISA Event has occurred, and no Loan Party nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) each Loan Party and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan (other than a Multiemployer Plan for work performed in the building and construction industry), the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and no Loan Party nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) no Loan Party nor any ERISA Affiliate has incurred any liability to the 124 [Matrix] Credit Agreement #85638137

PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) no Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no Loan Party nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (d) No Loan Party nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (A) on the ClosingFourth Amendment Effective Date, those listed on Schedule 6.12 hereto and (B) thereafter, Pension Plans not otherwise prohibited by this Agreement. (e) With respect to each scheme or arrangement mandated by a government other than the United States and Canada (a “Foreign Government Scheme or Arrangement”) and with respect to each employee benefit plan maintained or contributed to by any Loan Party or any Subsidiary of any Loan Party that is not subject to United States or Canadian law (a “Foreign Plan”): (i) any employer and employee contributions required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the Fair Market Value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and (iii) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities. (f) As of the ClosingFourth Amendment Effective Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Revolving Credit Commitments. (g) Each Canadian Pension Plan is in compliance in all material respects with the applicable provisions of PBA, the Tax Act and other federal or provincial Laws. Each Canadian Pension Plan that is intended to be a “registered pension plan” under Section 248(1) of the Tax Act has received a confirmation of such registration from the Canada Revenue Agency and is exempt from federal income tax under Section 149(1) of the Tax Act. To the best knowledge of each Loan Party, no event has occurred and no conditions exist with respect to any Canadian Pension Plan that has resulted or could reasonably be expected to result in any Canadian Pension Plan having its registration revoked or refused by any Governmental Authority or being required to pay any Taxes or penalties under any applicable Laws. (h) There are no pending or, to the knowledge of any Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Canadian Pension Plan that could reasonably be expected to have a Material Adverse Effect. There has been no violation of the 125 [Matrix] Credit Agreement #85638137 fiduciary responsibility rules with respect to any Canadian Pension Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (i) (i) No Canadian Pension Event has occurred, and no Loan Party nor any Affiliate thereof is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in a Canadian Pension Event with respect to any Canadian Pension Plan; (ii) each Loan Party and each Affiliate thereof has met all applicable funding requirements (including employee contributions made by authorized payroll deductions or other withholdings) under the PBA in respect of each Canadian Pension Plan, and no solvency funding relief under the PBA has been applied for or obtained; (iii) as of the most recent valuation date for any Canadian Defined Benefit Pension Plan, the transfer ratio (as calculated on a solvency basis) is 85% or higher and no Loan Party nor any Affiliate thereof knows of any facts or circumstances that could reasonably be expected to cause the transfer ratio for any such plan to drop below 85% as of the most recent valuation date; (iv) no Loan Party nor any Affiliate thereof has incurred any liability to any Canadian Pension Plan other than for the payment of normal cost contributions, and there are no contributions that have become due that are unpaid; (v) no Loan Party or any Affiliate has incurred any material obligation in connection with the termination of or withdrawal from any Canadian Multi-Employer Pension Plan; and (vi) no Canadian Pension Plan has been terminated by the plan administrator thereof nor by any Governmental Authority. (j) No Loan Party nor any Affiliate thereof maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Canadian Defined Benefit Pension Plans or Canadian Multi-Employer Pension Plan other than on the ClosingFourth Amendment Effective Date, those listed on Schedule 6.12. 6.13 Subsidiaries and Equity Interests. No Loan Party (a) has any Subsidiaries other than those specifically disclosed in part (a) of Schedule 4.05 or created or acquired after the ClosingFourth Amendment Effective Date in compliance with Section 7.12, and (b) owns any Equity Interests in any other Person other than those specifically disclosed on Schedule 6.13, except, in each case, Subsidiaries acquired or created and equity investments made on or after the ClosingFourth Amendment Effective Date in compliance with this Agreement and the other Loan Documents. All of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party (or a Subsidiary of a Loan Party) in the amounts specified on Schedule 6.13 free and clear of all Liens except for those created under the Security Instruments. All of the outstanding Equity Interests in the Loan Parties have been validly issued, and are fully paid and non-assessable and are owned in the amounts specified on Schedule 6.13 free and clear of all Liens except for those created under the Security Instruments. 6.14 Margin Regulations; Investment Company Act. No Loan Party is engaged nor will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), or extending credit for the purpose of purchasing or carrying margin stock. None of the Loan Parties, any Person Controlling any Loan Party, nor any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 6.15 Disclosure. Each Loan Party has disclosed or caused the Borrower Agent to disclose to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate (including the Borrowing Base Certificates and Beneficial Ownership Certification) or other information furnished (whether in writing or orally) by or on behalf of any Loan Party or any 126 [Matrix] Credit Agreement #85638137

Subsidiary to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 6.16 Compliance with Laws. Each Loan Party and each Subsidiary is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 6.17 Intellectual Property; Licenses, Etc. Each Loan Party and its Subsidiaries own, or possess the right to use, all of the Intellectual Property (including IP Rights) that are reasonably necessary for the operation of their respective businesses, without known conflict with the IP Rights of any other Person, except to the extent any failure so to own or possess the right to use could not reasonably be expected to have a Material Adverse Effect. To the knowledge of each Loan Party, the operation by each Loan Party and its Subsidiaries of their respective businesses does not infringe upon any IP Rights held by any other Person. 6.18 Labor Matters. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect or as set forth on Schedule 6.18, there are no strikes, lockouts, slowdowns or other material labor disputes against any Loan Party or any Subsidiary thereof pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties comply with the FLSA and any other applicable federal, state, local or foreign Law dealing with such matters. No Loan Party or any of its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Act or similar state Law. All payments due from any Loan Party and its Subsidiaries, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or properly accrued in accordance with GAAP as a liability on the books of such Loan Party. Except as set forth on Schedule 6.18, no Loan Party or any Subsidiary is a party to or bound by any collective bargaining agreement, management agreement, employment agreement, bonus, restricted stock, stock option, or stock appreciation plan or agreement or any similar plan, agreement or arrangement. There are no representation proceedings pending or, to any Loan Party’s knowledge, threatened to be filed with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party or any Subsidiary has made a pending demand for recognition. There are no complaints, unfair labor practice charges, grievances, arbitrations, unfair employment practices charges or any other claims or complaints against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any employee of any Loan Party or any of its Subsidiaries. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party or any of its Subsidiaries is bound. 6.19 Deposit Accounts and Securities Accounts. 127 [Matrix] Credit Agreement #85638137

(a) Part (a) of Schedule 6.19 sets forth a list of all Deposit Accounts (including Excluded Deposit Accounts) maintained by the Loan Parties as of the ClosingFourth Amendment Effective Date, which Schedule includes, with respect to each Deposit Account (i) the name and address of the depository; (ii) the name and account number of such Deposit Account; (iii) the type or use of such Deposit Account and (iv) the average balance of such Deposit Account over the prior twelve month period and (v) whether or not such Deposit Account is an Excluded Deposit Account. (b) Part (b) of Schedule 6.19 sets forth a list of all Securities Accounts and Commodity Accounts maintained by the Loan Parties as of the ClosingFourth Amendment Effective Date, which Schedule includes with respect to each Securities Account and Commodity Account (i) the name and address of the securities intermediary or institution holding such account; (ii) the name and account number of such account; (iii) a contact person at such securities intermediary or institution and (iv) the average value of assets held in such account over the prior twelve month period. 6.20 Accounts. The Administrative Agent may rely, in determining which Accounts are Eligible Accounts and Eligible Time and Material Accounts, on all statements and representations made by the Loan Parties with respect thereto. Each Borrower warrants, with respect to each Account at the time it is shown as an Eligible Account or a Eligible Time and Material Accounts, as applicable, in a Borrowing Base Certificate, that: (a) it is genuine and in all respects what it purports to be, and is not evidenced by a judgment; (b) it arises out of a completed, bona fide sale and delivery of goods in the Ordinary Course of Business, and substantially in accordance with any purchase order, contract or other document relating thereto; (c) it is for a sum certain, maturing as stated in the invoice covering such sale, a copy of which has been furnished or is available to the Administrative Agent on request; (d) it is not subject to any offset, Lien (other than the Administrative Agent’s Lien), deduction, defense, dispute, counterclaim or other adverse condition except as arising in the Ordinary Course of Business and disclosed to the Administrative Agent; and it is absolutely owing by the Account Debtor, without contingency in any respect; (e) no purchase order, agreement, document or applicable Laws restricts assignment of the Account to the Administrative Agent (regardless of whether, under the UCC or the PPSA, the restriction is ineffective), and the applicable Borrower is the sole payee or remittance party shown on the invoice; (f) no extension, compromise, settlement, modification, credit, deduction or return has been authorized with respect to the Account, except discounts or allowances granted in the Ordinary Course of Business for prompt payment that are reflected on the face of the invoice related thereto and in the reports submitted to Administrative Agent hereunder; and (g) to each Borrower’s knowledge, (i) there are no facts or circumstances that are reasonably likely to impair the enforceability or collectability of such Account; (ii) the Account Debtor had the capacity to contract when the Account arose, continues to meet the applicable Borrower’s customary credit standards, is Solvent, is not contemplating or subject to any proceeding under any Debtor Relief Laws, and has not failed, or suspended or ceased doing business; and (iii) there are no proceedings or 128 [Matrix] Credit Agreement #85638137 actions threatened or pending against any Account Debtor that could reasonably be expected to have a material adverse effect on the Account Debtor’s financial condition. 6.21 Sanctions; Anti-Money Laundering Laws and Anti-Corruption Laws (a) None of the Loan Parties nor any of their Controlled Persons nor, to the knowledge of Borrower, any agent, affiliate or representative of any Loan Party or any of their Subsidiaries, is, or is controlled by a Person that is, a Sanctioned Person or currently the subject or target of any Sanctions. (b) The Loan Parties and each of their Subsidiaries and, to the knowledge of Borrower, each of the Loan Parties’ and their Subsidiaries’ respective agents, affiliates and representatives, is in compliance with all Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (c) The Loan Parties and their Subsidiaries have instituted and maintain in effect policies and procedures reasonably designed to ensure compliance by the Loan Parties, their Subsidiaries, and their Controlled Persons with all Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (d) As of the ClosingFourth Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. (e) No part of the proceeds of the Credit Extensions will be used, directly or indirectly, to (i) conduct any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Sanctioned Person that would Anti-Money Laundering Laws or Sanctions; (ii) deal in, or otherwise engage in, any transaction related to, any property or interests in property blocked pursuant to any Sanctions; (iii) engage in, or conspire to engage in, any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any Sanctions; or (iv) authorize or take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or knowingly indirectly, to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the Anti-Corruption Laws. 6.22 Brokers. No broker or finder brought about the obtaining, making or closing of the Loans or transactions contemplated by the Loan Documents, and no Loan Party or Affiliate thereof has any obligation to any Person in respect of any finder’s or brokerage fees in connection therewith. 6.23 Customer and Trade Relations. There exists no actual or, to the knowledge of any Loan Party, threatened, termination or cancellation of, or any modification or change in the business relationship of any Loan Party with any customers or suppliers which are, individually or in the aggregate, material to its operations, to the extent that such cancellation, modification or change would reasonably be expected to result in a Material Adverse Effect. 6.24 Material Contracts. Schedule 6.24 sets forth all Material Contracts to which any Loan Party is a party or is bound as of the ClosingFourth Amendment Effective Date other than those contracts specifically described in the definition of Material Contract. The Loan Parties have delivered or made available true, correct and complete copies of all Material Contracts to the Administrative Agent on or before the date hereof. None of the Loan Parties is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Material Contract. 129 [Matrix] Credit Agreement #85638137

6.25 Casualty. Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 6.26 Senior Indebtedness. All Obligations including those to pay principal of and interest (including post-petition interest, whether or not allowed as a claim under Debtor Relief Laws) on the Loans and other Obligations, and fees and expenses in connection therewith, are entitled to the benefits of the Subordination Provisions applicable to all Indebtedness. Each Loan Party acknowledges that the Administrative Agent and each Lender is entering into this Agreement and each Lender is extending its Revolving Credit Commitments in reliance upon the Subordination Provisions. 6.27 Post-Retirement Benefits. The present value of the expected cost of post-retirement medical (excluding the cost of continuation coverage as required by Section 4980(B) of the Code or by similar, applicable state insurance laws) and insurance benefits payable by the Company and its Subsidiaries to its employees and former employees, as estimated by the Company in accordance with procedures and assumptions deemed reasonable by the Required Lenders, does not exceed $500,000. 6.28 Payment and Performance Bonds. Schedule 6.28 sets forth an accurate list and brief description of all payment and performance bonds (including all Bonding Obligations) to which the Company or any of its Restricted Subsidiaries is a party as of the ClosingFourth Amendment Effective Date, the underlying contracts subject to such bonds and the Bonded Job Sites. No such bonds (or any application or related documents) currently provide for any collateral or other security of any kind or nature in favor of the Surety thereunder, except as expressly permitted under Section 8.02(f). ARTICLE VII AFFIRMATIVE COVENANTS So long as any Lender shall have any Revolving Credit Commitment hereunder or any Loan Obligation hereunder shall remain unpaid or unsatisfied, each Loan Party shall, and shall cause each Restricted Subsidiary to, or with respect to Sections 7.01, 7.02 and 7.03, the Borrower Agent shall: 7.01 Financial Statements. Deliver to the Administrative Agent and each Lender: (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Company or, if earlier, 15 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC), a Consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related Consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, (i) such Consolidated statements to be audited and accompanied by a report and opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Administrative Agent (the “Auditor”), which report and opinion shall be prepared in accordance with audit standards of the Public Company Accounting Oversight Board and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and shall include a certificate of the Auditor stating that in making the examination necessary with respect to such audit it has not become aware of any Default in respect of 130 [Matrix] Credit Agreement #85638137 any term, covenant, condition of Section 8.12 or other provision in so far as they relate to accounting matters or, if any such Default shall exist, stating the nature and status of such event; (b) monthly, as soon as available, but in any event within 30 days after the end of each Fiscal Month, unaudited Consolidated balance sheets of the Company as of the end of such month and the related statements of income and cash flow for such month and for the portion of the Fiscal Year then elapsed, on a Consolidated basis for the Company and Subsidiaries, setting forth in comparative form corresponding figures for the preceding Fiscal Year and certified by the chief financial officer of Borrower Agent as prepared in accordance with GAAP and fairly presenting the financial condition, results of operations, shareholders equity and cash flows for such month and period, subject to normal year-end adjustments and the absence of footnotes; and (c) as soon as available but not later than thirty (30) days prior toafter the end of each fiscal year, annual financial projections of the Company and its Subsidiaries on a Consolidated basis, in form satisfactory to the Administrative Agent and the Required Lenders, consisting of (i) monthly Consolidated balance sheets and statements of income or operations and cash flows and (ii) monthly Availability for Borrowers for the immediately followingpresent fiscal year. As to any information contained in materials furnished pursuant to Section 7.02(d), the Loan Parties shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Loan Parties to furnish the information and materials described in subsections (a) and (b) above at the times specified therein. 7.02 Borrowing Base Certificate; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders: (a) on or before the 20th of each month from and after the date hereof, Borrower Agent shall deliver to Administrative Agent, in form acceptable to the Administrative Agent, a Borrowing Base Certificate as of the last day of the immediately preceding month, with such supporting materials as the Administrative Agent shall reasonably request (including weekly reporting of rolling forward accounts receivable data by reporting weekly sales, cash collections and credits and monthly reporting of gross inventory, inventory ineligibles and accounts receivable ineligibles). If a Reporting Trigger Period exists, Borrower Agent shall execute and deliver to Administrative Agent a Borrowing Base Certificate on or before Wednesday of each week. All calculations of Availability in any Borrowing Base Certificate shall initially be made by Borrowers and certified by a Responsible Officer, provided that the Administrative Agent may from time to time review and adjust any such calculation (a) to reflect its reasonable estimate of declines in value of any Collateral, including due to collections received in the Concentration Account or otherwise or to reflect balance reductions of Eligible Cash; (b) to adjust advance rates to reflect changes in dilution, quality, mix and other factors affecting Collateral, including delay of payment of accounts payable beyond past practice; and (c) to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Availability Reserve or the Line Reserve; (b) on or before the 20th day of each calendar month from and after the date hereof, Borrower Agent shall deliver to the Administrative Agent, in the form reasonably acceptable to the Administrative Agent, (i) reconciliations of all Borrowers’ Accounts as shown on the month-end Borrowing Base Certificate for the immediately preceding month to Borrowers’ accounts receivable agings, to Borrowers’ general ledger and to Borrowers’ most recent financial statements, (ii) a detailed aged trial balance of all Accounts as of the end of the preceding fiscal month, specifying each Account’s Account Debtor name and address, amount, invoice date and due date, showing any discount, allowance, 131 [Matrix] Credit Agreement #85638137 credit, authorized return or dispute, and including such proof of delivery, copies of invoices and invoice registers, copies of related documents, repayment histories, status reports and other information as the Administrative Agent may reasonably request, (iii) accounts payable agings, (iv) accounts receivable agings, (v) reconciliations of Borrowers’ Inventory as shown on Borrowers’ perpetual inventory, to Borrowers’ general ledger and to Borrowers’ financial statements, (vi) Inventory status reports, all with supporting materials as the Administrative Agent shall reasonably request and (vii) a bonding report, as to all bonds to which the Company or any Restricted Subsidiary is a party (including all Bonding Obligations), which shall include the following information: the identity of the principal, the identity of the obligee, a description of the applicable project, the type of bond, the amount of the bond, the premium paid for the bond, and the effective date and expiration date of the bond, and such other information regarding such bonds as reasonably requested by the Administrative Agent or any Lender. (c) a Compliance Certificate executed by the chief financial officer of Borrower Agent which certifies compliance with Section 8.12 and provides a reasonably detailed calculation of the Consolidated Fixed Charge Coverage Ratio delivered (i) on the first day of any Fixed Charge Trigger Period (certifying compliance as of the last day of the Measurement Period most recently ended prior to the start of such Fixed Charge Trigger Period) and (ii) as requested by the Administrative Agent while a Default or an Event of Default exists; (d) promptly after the same are available, copies of each annual report, proxy or financial statement sent to the stockholders of the Company, and copies of all annual, regular, periodic and special reports and registration statements which the Company may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (e) at the Administrative Agent’s request (but not more frequently than monthly unless a Default or Event of Default has occurred and is continuing), a listing of each Borrower’s trade payables, specifying the trade creditor and balance due, and a detailed trade payable aging, all in form and scope satisfactory to the Administrative Agent; (f) promptly following any request therefor, provide information and documentation reasonably requested by Administrative Agent for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable Anti-Money Laundering Laws, Anti-Corruption Laws, or Sanctions; and (g) promptly, such additional information regarding the business, financial or corporate affairs of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request, all in form and scope reasonably acceptable to the Administrative Agent. Documents required to be delivered pursuant to Section 7.01(a) or 7.01(b) or Section 7.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower Agent posts such documents, or provides a link thereto on the Borrower Agent’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Borrower Agent’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (x) the Borrower Agent shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower Agent to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent 132 [Matrix] Credit Agreement #85638137

or such Lender and (y) the Borrower Agent shall notify (which may be by facsimile or electronic mail) the Administrative Agent and each Lender of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Each Loan Party hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the Letter of Credit Issuer materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on SyndTrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Loan Parties or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Loan Party hereby agrees that, so long as any Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities, (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC”, each Loan Party shall be deemed to have authorized the Administrative Agent, the Arrangers, the Letter of Credit Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to any Loan Party or its securities for purposes of United States or Canadian federal, state, provincial and territorial securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor”. Notwithstanding the foregoing, the Borrowers shall be under no obligation to mark any Borrower Materials “PUBLIC.” 7.03 Notices. (a) Material Events. Promptly, and in any event within one (1) Business Days after any Responsible Officer obtains knowledge thereof, notify the Administrative Agent of: (i) the occurrence of any Default or Event of Default; (ii) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (A) breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party or any Subsidiary; (B) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary and any Governmental Authority; (C) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary, including pursuant to any applicable Environmental Laws; violation or asserted violation of any applicable Law; (iii) the occurrence of a Change of Control; or 133 [Matrix] Credit Agreement #85638137

(iv) the discharge by any Loan Party of its present Auditors or any withdrawal or resignation by such Auditors. (b) Other Events. Promptly, and in any event within fifteen (15) Business Days after any Responsible Officer obtains knowledge thereof, notify the Administrative Agent of: (i) the occurrence of any ERISA Event or any Canadian Pension Event; (ii) the establishment, maintenance, sponsorship, administration, contribution to, participation in, or incurring any liability or contingent liability in respect of a new Canadian Defined Benefit Pension Plan or a new Canadian Multi-Employer Pension Plan without the prior written consent of the Administrative Agent, such consent not to be withheld conditioned or delayed unreasonably; (iii) the amalgamation with any Person if such Person, sponsors, administers, contributes to, participates in or has any liability in respect of, any new Canadian Defined Benefit Pension Plan or new Canadian Multi-Employer Pension Plan without the prior written consent of the Administrative Agent, such consent not to be withheld, conditioned or delayed unreasonably; (iv) the creation (by Division or otherwise) or acquisition of any Subsidiary; (v) any material change in accounting policies or financial reporting practices by any Loan Party or any Restricted Subsidiary; (vi) any change in any Loan Party’s senior executive officers; (vii) any collective bargaining agreement or other labor contract to which a Loan Party becomes a party, or the application for the certification of a collective bargaining agent; (viii) the filing of any Lien for unpaid Taxes against any Loan Party (ix) any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any interest in a material portion of the Collateral under power of eminent domain or by condemnation or similar proceeding or if any material portion of the Collateral is damaged or destroyed; (x) Collateral in an aggregate face amount or value of $250,000 or more ceasing to be Eligible Accounts, Eligible Time and Material Accounts, Eligible Equipment or Eligible Inventory at any time; (xi) any material notice received with respect to any Equity Interest; (xii) any notice of default received with respect to any Bonded Job Site or any notice of demand received demanding that a surety or a Loan Party perform with respect to any Bonding Obligation; and 134 [Matrix] Credit Agreement #85638137

(xiii) any failure by any Loan Party to pay rent at any of such Loan Party’s locations if such failure continues for more than fifteen (15) days following the day on which such rent first came due. Each notice pursuant to this Section 7.03 shall be accompanied by a statement of a Responsible Officer of the Borrower Agent setting forth details of the occurrence referred to therein and stating what action the Borrowers have taken and proposes to take with respect thereto. Each notice pursuant to Section 7.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 7.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being Properly Contested; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, except to the extent that any such Lien would otherwise be permitted by Section 8.02; and (c) all Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness. 7.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization or formation except in a transaction permitted by Section 8.04 or 8.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered Intellectual Property, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 7.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its properties (other than insignificant properties) and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities. The Loan Parties shall not release, or subordinate, any Lien in favor of such Loan Party securing its Accounts, other than in the Ordinary Course of Business. 7.07 Maintenance of Insurance; Condemnation Proceeds. (a) Maintain with (i) companies having an A.M. Best Rating of at least “A-VII” or (ii) financially sound and reputable insurance companies reasonably acceptable to the Administrative Agent and not Affiliates of the Loan Parties, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business and operating in the same or similar locations or as is required by applicable Law, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and as are reasonably acceptable to the Administrative Agent. (b) Maintain flood insurance with respect to any Mortgaged Property located in any area identified by FEMA (or any successor agency) as a Special Flood Zone with such providers, on such terms and in such amounts as required pursuant to the Flood Disaster Protection Act and the National 135 [Matrix] Credit Agreement #85638137

Flood Insurance Act of 1968, and all applicable rules and regulations promulgated thereunder, or as otherwise required by the Lenders. (c) Cause all casualty policies, including fire and extended coverage policies, maintained with respect to any Collateral to be endorsed or otherwise amended to include (i) a non-contributing mortgagee clause (regarding improvements to Real Property) and lenders’ loss payable clause (regarding personal property), in form and substance reasonably satisfactory to the Administrative Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Administrative Agent, (ii) a provision to the effect that none of the Loan Parties, Secured Parties or any other Person shall be a co-insurer and (iii) such other provisions as the Administrative Agent may reasonably require from time to time to protect the interests of the Secured Parties. (d) Cause commercial general liability policies to be endorsed to name the Administrative Agent as an additional insured; and to be endorsed or amended to include (i) a provision to the effect that none of the Loan Parties, the Administrative Agent or any other party shall be a co-insurer and (ii) such other provisions as the Administrative Agent may reasonably require from time to time to protect the interests of the Secured Parties. (e) Cause each such policy referred to in this Section 7.07 to also provide that it shall not be canceled, (i) by reason of nonpayment of premium except upon not less than ten (10) days’ prior written notice thereof by the insurer to the Administrative Agent (giving the Administrative Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than thirty (30) days’ prior written notice thereof by the insurer to the Administrative Agent. The Loan Parties shall provide to Administrative Agent not less than ten (10) days’ prior written notice of any material modification or non-renewal of each such policy referred to in this Section 7.07. (f) Deliver to the Administrative Agent, prior to the cancellation, modification or non-renewal of any such policy of insurance, a copy of a renewal or replacement policy or insurance certificate (or other evidence of renewal of a policy previously delivered to the Administrative Agent, including an insurance binder) together with evidence reasonably satisfactory to the Administrative Agent of payment of the premium therefor. (g) Permit any representatives that are designated by the Administrative Agent to inspect the insurance policies maintained by or on behalf of the Loan Parties and to inspect books and records related thereto and any properties covered thereby. The Loan Parties shall pay the reasonable fees and expenses of any representatives retained by the Administrative Agent to conduct any such inspection. (h) None of the Secured Parties, or their agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 7.07. Each Loan Party shall look solely to its insurance companies or any other parties other than the Secured Parties for the recovery of such loss or damage and such insurance companies shall have no rights of subrogation against any Secured Party or its agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Loan Parties hereby agree, to the extent permitted by law, to waive their right of recovery, if any, against the Secured Parties and their agents and employees. The designation of any form, type or amount of insurance coverage by any Secured Party under this Section 7.07 shall in no event be deemed a representation, warranty or advice by such Secured Party that such insurance is adequate for the purposes of the business of the Loan Parties or the protection of their properties. 136 [Matrix] Credit Agreement #85638137

7.08 Compliance with Laws; Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. (a) Comply in all material respects with the requirements of all Laws (including without limitation all applicable Environmental Laws) and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being Properly Contested; or (ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect; (b) Notwithstanding the general applicability of Section 7.08(a) above, comply with the requirements of all Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions and shall cause each other Loan Party and each of its and their respective Subsidiaries to comply with the requirements of all Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions. Notwithstanding anything in this Agreement, nothing in this Agreement shall require the Borrowers or any of their respective Subsidiaries or any director, officer, employee, agent or Affiliate of the Borrowers or any of their respective Subsidiaries that are registered or incorporated under the laws of Canada or a province or territory thereof to commit an act or omission that contravenes the Foreign Extraterritorial Measures (United States) Order, 1992. (c) Borrower will maintain in effect and enforce policies and procedures reasonably designed to ensure compliance by the Loan Parties and each of their Subsidiaries with Anti-Corruption Laws, Anti-Money-Laundering Laws and Sanctions. 7.09 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Loan Parties or such Restricted Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over any Loan Party or such Restricted Subsidiary, as the case may be. 7.10 Inspection Rights and Appraisals; Meetings with the Administrative Agent. (a) Permit the Administrative Agent or its designees or representatives from time to time, subject to reasonable notice and normal business hours (except, in each case, when a Default or Event of Default exists), to conduct Field Exams and/or appraisals of Inventory and to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers and Auditors; provided that representatives of the Borrower Agent shall be given the opportunity to participate in any discussions with the Auditors. The Administrative Agent shall not have any duty to any Loan Party to share any results of any Field Exam with any Loan Party. Appraisals may be shared with the Borrower Agent upon request. The Loan Parties acknowledge that all Field Exams, appraisals and reports are prepared by or for the Administrative Agent and Lenders for their purposes, and Loan Parties shall not be entitled to rely upon them. (b) Reimburse the Administrative Agent for all reasonable and documented out-of-pocket charges, costs and expenses of the Administrative Agent in connection with (i) up to one appraisal and one Field Exams during any twelve (12) month period during which no Field Exam Trigger Event has occurred and (ii) up to two appraisals and two Field Exams in any twelve (12) month period during which a Field Exam Trigger Event has occurred; provided, however, that if a Field Exam or appraisal is 137 [Matrix] Credit Agreement #85638137 initiated during a Default or an Event of Default, all charges, costs and expenses therefor shall be reimbursed by the Loan Parties without regard to such limits. (c) Without limiting the foregoing, participate and will cause their key management personnel to participate in meetings with the Administrative Agent and Lenders periodically during each year, which meetings shall be held at such times and such places as may be reasonably requested by the Administrative Agent. 7.11 Use of Proceeds. Use the proceeds of the Credit Extensions (i) to refinance certain Indebtedness under the Existing Agreement, (ii) to pay fees and expenses in connection with the Transactions, and (iii) for working capital, capital expenditures, and other general corporate purposes not in contravention of any Law or of any Loan Document. 7.12 New Subsidiaries. As soon as practicable but in any event within 30 Business Days following the acquisition or creation (by Division or otherwise) of any Domestic Subsidiary (other than an Excluded Subsidiary), or the time any existing Excluded Subsidiary ceases to be an Excluded Subsidiary, cause to be delivered to the Administrative Agent each of the following, as applicable: (a) a joinder agreement acceptable to the Administrative Agent duly executed by such Domestic Subsidiary sufficient to cause such Subsidiary to become a Guarantor (or, with the consent of the Administrative Agent if such Subsidiary is to own any assets of the type included in the Borrowing Base, a Borrower hereunder), together with executed counterparts of each other Loan Document reasonably requested by the Administrative Agent, including all Security Instruments and other documents reasonably requested to establish and preserve the Lien of the Administrative Agent in all Collateral of such Domestic Subsidiary; (b) (i) UCC and PPSA financing statements naming such Person as “Debtor” and naming the Administrative Agent for the benefit of the Secured Parties as “Secured Party,” in form, substance and number sufficient in the reasonable opinion of the Administrative Agent and its special counsel to be filed in all UCC and PPSA filing offices and in all jurisdictions in which filing is necessary to perfect in favor of the Administrative Agent for the benefit of the Secured Parties the Lien on the Collateral conferred under such Security Instrument to the extent such Lien may be perfected by a UCC or PPSA filing, and (ii) pledge agreements, control agreements, Documents and original collateral (including pledged Equity Interests (other than Excluded Equity Interests), Securities and Instruments) and such other documents and agreements as may be reasonably required by the Administrative Agent, all as necessary to establish and maintain a valid, perfected security interest in all Collateral in which such Domestic Subsidiary has an interest consistent with the terms of the Loan Documents; (c) upon the request of the Administrative Agent, an opinion of counsel to each such Domestic Subsidiary and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent, each of which opinions may be in form and substance, including assumptions and qualifications contained therein, substantially similar to those opinions of counsel delivered pursuant to Section 5.01(a); (d) current copies of the Organizational Documents of each such Domestic Subsidiary, together with minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees thereof (and, if required by such Organizational Documents or applicable law, of the shareholders, members or partners) of such Person authorizing the 138 [Matrix] Credit Agreement #85638137 actions and the execution and delivery of documents described in this Section 7.12, all certified by the applicable Governmental Authority or appropriate officer as the Administrative Agent may elect; and (e) with respect to any Subsidiary to become a Borrower hereunder, within three (3) Business Days prior to becoming a Borrower (which shall require the consent of the Administrative Agent), all information and documentation reasonably requested by (and results satisfactory to) Administrative Agent and each Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws to the extent such information is requested by the Administrative Agent or the Lenders reasonably promptly after written notice to the Administrative Agent of the proposed joinder of a Borrower. 7.13 Compliance with ERISA and PBA. (a) Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable Laws, including Foreign Benefit Laws; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) cause each Plan subject to any Foreign Benefit Law to maintain any required approvals by any Governmental Authority regulating such Plan, (d) make all required contributions to any Plan subject to the Pension Funding Rules, and (e) make all required contributions and payments to any Foreign Plans. At no time shall the accumulated benefit obligations under any Plan subject to Title IV of ERISA that is not a Multiemployer Plan exceed the Fair Market Value of the assets of such Plan allocable to such benefits by more than $500,000. The Loan Parties and each of their respective Subsidiaries shall not withdraw, and shall cause each ERISA Affiliate not to withdraw, in whole or in part, from any Multiemployer Plan so as to give rise to withdrawal liability exceeding $500,000 in the aggregate. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits, whether or not provided under a Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $500,000. (b) Do, and cause each Affiliate thereof to do, each of the following (i) maintain each Canadian Pension Plan in compliance in all material respects with the applicable provisions of the PBA, the Tax Act, and other applicable Laws; (ii) cause each Canadian Pension Plan that is registered under the PBA and the Tax Act to maintain such registration; (iii) take no steps to terminate and/or wind-up any Canadian Pension Plan (wholly or in part) which could result in a Loan Party or any Affiliate being required to make a material additional contribution to any Canadian Pension Plan; and (iv) make all required contributions to any Canadian Pension Plan subject to the PBA. At no time shall the accumulated benefit obligations under any Canadian Defined Benefit Pension Plan exceed the Fair Market Value of the assets of such plan allocable to such benefits by more than the Dollar Equivalent of $500,000. The Loan Parties and each of their respective Subsidiaries shall not withdraw, and shall cause each Affiliate thereof not to withdraw in whole or in part, from any Canadian Multi-Employer Pension Plan so as to give rise to withdrawal liability exceeding the Dollar Equivalent of $500,000 in the aggregate. Notwithstanding the foregoing, a complete withdrawal (within the meaning of Section 4203 of ERISA) shall not occur for any Loan Party or ERISA Affiliate that has an obligation to contribute under a Multiemployer Plan for work performed in the building and construction industry, unless the requirements of Section 4203(b) of ERISA are met. 7.14 Further Assurances. At the Borrowers’ cost and expense, upon request of the Administrative Agent, (i) use commercially reasonable efforts to obtain a satisfactory intercreditor arrangement for the benefit of the Administrative Agent from each surety a counterparty to any Bonding 139 [Matrix] Credit Agreement #85638137

Obligation, and (ii) duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further information, instruments, documents, certificates, financing and continuation statements and financing change statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement, the Security Instruments and the other Loan Document, including, to create, continue or preserve the liens and security interests in Collateral (and the perfection and priority thereof) of the Administrative Agent contemplated hereby and by the other Loan Documents and specifically including all Collateral acquired by the Borrowers after the Closing Date. 7.15 Licenses. (a) Keep in full force and effect each License (i) the expiration or termination of which could reasonably be expected to materially adversely affect the realizable value in the use or sale of a material amount of Inventory or (ii) the expiration or termination of which could reasonably be expected to have a Material Adverse Effect (each a “Material License”); (b) promptly notify the Administrative Agent of (i) any material modification to any such Material License that could reasonably be expected to be materially adverse to any Loan Party or the Administrative Agent or any Lender and (ii) entering into any new Material License; (c) pay all Royalties (other than immaterial Royalties or Royalties being Properly Contested) arising under such Material Licenses when due (subject to any cure or grace period applicable thereto); and (d) notify the Administrative Agent of any material default or material breach asserted in writing by any Person to have occurred under any such Material License. 7.16 Environmental Laws. Conduct its operations and keep and maintain its Real Property in material compliance with all Environmental Laws, other than any such non-compliance which would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect; (b) obtain and renew all environmental permits necessary for its operations and properties, other than any environmental permits the failure of which to obtain would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect; and (c) implement any and all investigation, remediation, removal and response actions that are required to comply with Environmental Laws pertaining to the presence, generation, treatment, storage, use, disposal, transportation or release of any Hazardous Materials on, at, in, under or about any of its Real Property other than any such non-compliance which would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect; provided, however, that, neither a Loan Party nor any of its Restricted Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves have been set aside and are being maintained by the Loan Parties with respect to such circumstances in accordance with GAAP. 7.17 Leases, Mortgages and Third-Party Agreements. (a) Upon request, provide Administrative Agent with copies of all existing and future agreements (including any mortgage, deed of trust or similar security document) entered into between a Loan Party and any landlord, warehouseman, processor, shipper, bailee or other Person that owns, or has a mortgage or similar lien on, any premises (excluding any job site, laydown yard, or other temporary storage or staging area related to project) at which any Collateral with an aggregate Dollar Equivalent value of $250,000 or greater may be kept or that otherwise may possess any Collateral with an aggregate Dollar Equivalent value of $1,000,000 or greater (each a “Material Third-Party Agreement”) and use commercially reasonable efforts to obtain a Lien Waiver with respect to any such agreement that hereafter becomes a Material Third-Party Agreement. 140 [Matrix] Credit Agreement #85638137

(b) Except as otherwise expressly permitted hereunder, (i) make all payments and otherwise perform all obligations in respect of all leases constituting Material Third Party Agreements and not allow such leases to lapse or be terminated (or any rights to renew such leases to be forfeited or cancelled), (ii) notify the Administrative Agent of any default by the applicable Loan Party or Restricted Subsidiary with respect to such leases and (iii) promptly cure any such default by the applicable Loan Party or Restricted Subsidiary. If any such default is not so cured, each Loan Party hereby authorizes the Administrative Agent (as its non-fiduciary agent and on its behalf) to, if elected by the Administrative Agent in its sole discretion, make such payments and/or take such other actions as the Administrative Agent may elect in order to cure any such default (whether or not an Event of Default under this Agreement exists at such time). Any payment made pursuant to this Section 7.17(b) shall be deemed a Protective Advance hereunder. Each Loan Party agrees that the Administrative Agent shall have no obligation to exercise any right to cure hereunder, whether or not such right is exercised on any one or more occasions. 7.18 Material Contracts. Perform and observe all the payment terms and other material terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Administrative Agent and, upon reasonable request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do any of the foregoing, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 7.19 Treasury Management Services. Commencing with the date which is one hundred twenty (120) days after the Closing Date, each Loan Party shall maintain its primary lockbox deposit accounts exclusively with Bank of Montreal or its Affiliates and shall utilize Bank of Montreal and such Affiliates for all of its deposit accounts, disbursement accounts, Security Accounts and other Treasury Management and Other Services, with the exception of the Excluded Deposit Accounts and the Equity Repurchase Program Securities Account. 7.20 No Cash Hoarding. If, at the end of any Business Day or unless otherwise agreed by the Administrative Agent in writing at its sole option, Total Revolving Credit Outstandings are greater than zero and the Consolidated Cash Balance exceeds the greater of (a) the Dollar Equivalent of $25,000,00015,750,000 (or if a Dominion Trigger Period is not then in effect, $70,000,000) and (b) 17.5% of the Borrowing Base in effect on such Business Day, then the Borrowers shall, no later than the next Business Day, (i) prepay Revolving Credit Borrowings (without any corresponding commitment reduction) outstanding on such Business Day in an aggregate principal amount equal to the lesser of (A) such excess Consolidated Cash Balance and (B) the amount of Revolving Credit Borrowings then outstanding and (ii) if an Event of Default then exists and Total Revolving Credit Outstandings remain after prepaying all Revolving Credit Borrowings because of Letter of Credit Obligations, Cash Collateralize such Letter of Credit Obligations to the extent any such excess remains after giving effect to the prepayment of all Revolving Credit Borrowings. 7.21 Post-Closing Obligations. Each Loan Party will satisfy the requirements set forth on Schedule 7.21 on or before the date specified for such requirement (or such later date to be determined by the Administrative Agent at its sole option). 141 [Matrix] Credit Agreement #85638137

ARTICLE VIII NEGATIVE COVENANTS So long as any Lender shall have any Revolving Credit Commitment hereunder or any Loan Obligation hereunder shall remain unpaid or unsatisfied, no Loan Party shall, nor shall it permit any Restricted Subsidiary to, directly or indirectly: 8.01 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness or issue any Disqualified Equity Interest, except: (a) Indebtedness under the Loan Documents; (b) Indebtedness outstanding on the date hereofFourth Amendment Effective Date and listed on Schedule 8.01; (c) Guarantees of any Loan Party in respect of Indebtedness otherwise permitted hereunder of any other Loan Party; provided that any Guarantee of Indebtedness permitted hereunder that is subordinated to the Obligations shall be subordinated to the Obligations on substantially the same terms as such guaranteed Indebtedness; (d) obligations (contingent or otherwise) existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the Ordinary Course of Business for the purpose of directly mitigating risks reasonably anticipated by such Person associated with liabilities, commitments, investments, assets, cash flows of or property held by, or changes in the value of securities issued by, such Person, and not for purposes of speculation or taking a “market view” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; (e) Indebtedness arising in the Ordinary Course of Business in connection with treasury management and commercial credit card, merchant card and purchase or procurement card services including Treasury Management and Other Services; (f) Indebtedness in respect of Capital Leases, Synthetic Lease Obligations and purchase money obligations for Real Property and other fixed or capital assets within the limitations set forth in Section 8.02(i); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding, together with the Swap Termination Value of all Swap Contracts permitted under Section 8.01(d) above, shall not exceed $1,000,000; (g) Assumed Indebtedness in an aggregate principal amount not to exceed $1,000,000 at any time outstanding; (h) Indebtedness incurred to finance or as part of the consideration for any Permitted Acquisition; provided, that, (i) no Event of Default exists at the time of or would be caused by the incurrence of such Indebtedness and (ii) such Indebtedness (A) is unsecured, (B) bears interest (and provided for fees) at a rate (or amount) no greater than the then current arm’s length market rate (or amount) for similar Indebtedness, (C) does not have a maturity date or require the payment in cash of principal (other than in respect of working capital adjustments) prior to a date later than 91 days following the Maturity Date and (D) is subordinated to the Obligations on terms reasonably acceptable to the Administrative Agent; 142 [Matrix] Credit Agreement #85638137

(i) Indebtedness of Foreign Subsidiaries (other than the Canadian Borrowers) in an aggregate principal amount at any time outstanding not to exceed 1.00% of the Consolidated Total Assets of the Company and its Restricted Subsidiaries as of the end of the most recently ended fiscal year of the Company; (j) the endorsement of negotiable instruments from customers for deposit or collection or similar transactions in the Ordinary Course of Business; (k) Indebtedness in respect of any bankers’ acceptance, bank guarantees, letters of credit, warehouse receipt or similar facilities entered into in the Ordinary Course of Business in respect of workers’ compensation and other casualty claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers’ compensation and other casualty claims; (l) Indebtedness incurred or arising in the Ordinary Course of Business and not in connection with the borrowing of money in respect of (i) obligations to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services, provided that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms; (ii) performance or payment bonds, bid bonds, appeal bonds, surety bonds, performance and completion guarantees and similar instruments or obligations disclosed to the Administrative Agent pursuant to Section 7.02(b), provided that any obligation or performance due thereunder must be satisfied upon the earlier of (x) the due date therefor and (y) within five (5) Business Days of first coming performable by the Company or its Restricted Subsidiaries, in each case unless Properly Contested; and (iii) obligations to pay insurance premiums; (m) Indebtedness representing deferred compensation to employees, consultants or independent contractors incurred in the ordinary course of business; (n) unsecured Indebtedness of (A) any Loan Party owing to any other Loan Party or any Subsidiary that is not a Loan Party (so long as such Indebtedness owing to a Subsidiary that is not a Loan Party (1) bears interest (and provided for fees) at a rate (or amount) no greater than the then current arm’s length market rate (or amount) for similar Indebtedness, (2) does not require the payment in cash of principal (at maturity or otherwise) prior to ninety-one (91) days following the Maturity Date, and (3) is subordinated to the Obligations on terms reasonably acceptable to the Administrative Agent and, to the extent in a principal amount in excess of $1,000,000, as to which at least ten (10) Business Days prior to incurrence thereof, the Borrower Agent has delivered a certificate to the Administrative Agent demonstrating compliance with each of clauses (1) through (3) above), (B) any Subsidiary that is not a Loan Party owing to any other Subsidiary that is not a Loan Party and (C) any Subsidiary that is not a Loan Party owing to any Loan Party; provided that any such Indebtedness described in this clause which is owing to a Loan Party, shall (1) to the extent the aggregate principal amount thereof is in excess of $1,000,000, be evidenced by promissory notes in form and substance satisfactory to the Administrative Agent and pledged to the Administrative Agent on terms acceptable to it, (2) be permitted under Section 8.03(c)(iv) or (h), and (3) not be forgiven or otherwise discharged for any consideration other than payment in full in cash unless the Administrative Agent otherwise consents; (o) if approved by the Administrative Agent at its sole option, Subordinated Debt; and (p) Refinancing Indebtedness. 143 [Matrix] Credit Agreement #85638137

8.02 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following (“Permitted Liens”): (a) Liens in favor of the Administrative Agent pursuant to any Loan Document; (b) Liens existing on the date hereofFourth Amendment Effective Date as described on Schedule 8.02 (setting forth, as of the ClosingFourth Amendment Effective Date, the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party or such Restricted Subsidiary subject thereto) and any renewals or extensions thereof, provided that (i) the Lien does not extend to any additional property, and (ii) the obligations secured or benefited thereby constitutes Refinancing Indebtedness; (c) Liens for taxes, assessments or other governmental charges, not yet due or which are being Properly Contested, and which in all cases are junior to the Lien of the Administrative Agent; (d) Liens of carriers, warehousemen, mechanics, materialmen, repairmen, landlords or other like Liens imposed by Law or arising in the Ordinary Course of Business which are not overdue for a period of more than thirty (30) days or which are being Properly Contested; (e) Liens, pledges or deposits in the Ordinary Course of Business in connection with (i) insurance, workers compensation, unemployment insurance and social security legislation, (ii) contracts, bids and government contracts and (iii) other similar obligations (exclusive of obligations in respect of the payment for borrowed money), whether pursuant to contracts, statutory requirements, common law or consensual arrangements, other than any Lien imposed by ERISA, PBA or a Foreign Benefit Law; (f) Liens arising in the Ordinary Course of Business consisting of deposits or pledges to secure the performance of bids, tenders, trade contracts and leases (other than Indebtedness), statutory obligations, Bonding Obligations otherwise permitted hereunder and other obligations of a like nature, in each case, incurred in the Ordinary Course of Business, provided that (i) no Bonding Obligations may be secured by a Lien that has been granted by the Company or any Restricted Subsidiary (other than (x) cash deposits specifically pledged in respect of such Bonding Obligation and other than, for the avoidance of doubt, a Lien arising solely by operation of Law and (y) the security grant provided under the Chubb Indemnity Agreement as of the Closing Date, provided that such security grant, if at any time perfected, must be at all times junior in priority and junior of record to each and every Lien securing the Obligations), (ii) the Liens (including rights arising by operation of law) securing any Bonding Obligation shall be limited to the Bonded Equipment and the Bonded Inventory of the applicable Loan Parties at, and the rights of the applicable Loan Parties arising out of, solely the Bonded Job Sites that are the subject of the Bonding Obligations, and the aggregate amount of such Liens at any time shall not exceed the face amount of Bonding Obligations then outstanding for such projects, and (iii) if required by the Administrative Agent, such Surety has entered into to an intercreditor arrangement satisfactory to Administrative Agent; (g) Liens with respect to minor imperfections of title and easements, rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other similar restrictions, charges, encumbrances or title defects affecting Real Property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person and do not materially detract from the value of or materially impair the use by the Loan Parties in the Ordinary Course of Business of the property subject to or to be subject to such encumbrance; 144 [Matrix] Credit Agreement #85638137

(h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 9.01 or securing appeal or other surety bonds related to such judgments, and which in all cases are junior to the Lien of the Administrative Agent; (i) Liens securing Indebtedness permitted under Section 8.01(f); provided that (i) such Liens do not at any time encumber any property other than the property acquired with such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or Fair Market Value, whichever is lower, of the property being acquired on the date of acquisition; (j) Liens securing Assumed Indebtedness of the Loan Parties or any Restricted Subsidiary permitted pursuant to Section 8.01(g); provided that (i) such Liens do not at any time encumber any property other than property of the Subsidiary acquired, or the property acquired, and proceeds thereof in connection with such Assumed Indebtedness and shall not attach to any assets of the Loan Parties theretofore existing or (except for any such proceeds) which arise after the date thereof and (ii) the Assumed Indebtedness and other secured Indebtedness of the Loan Parties secured by any such Lien does not exceed the Fair Market Value of the property being acquired in connection with such Assumed Indebtedness; (k) Liens on assets of Foreign Subsidiaries of the Company (other than the Canadian Borrowers) securing Indebtedness of such Foreign Subsidiaries permitted pursuant to Section 8.01(j); (l) operating leases or subleases granted by the Loan Parties to any other non-Affiliated Person in the Ordinary Course of Business; (m) Liens (a) of a collection bank arising under Section 4-210 of the UCC or any comparable or successor provision on items in the course of collection, (b) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business and (c) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry; and (n) Liens in favor of customs and revenue authorities imposed by Law to secure payment of customs duties in connection with the importation of goods and arising in the Ordinary Course of Business which are not overdue for a period of more than 30 days or which are being Properly Contested; and (o) Liens in favor of JPMorgan Chase Bank, N.A. (“JPMorgan”) on cash collateral held by JPMorgan in a segregated deposit account in an aggregate amount of up to $2,6000,0002,600,000 pledged and deposited with JPMorgan as collateral for the Loan Parties existing cash management agreements with JPMorgan, but only until such time as such cash management services with JPMorgan are terminated and transferred to the Administrative Agent or its Affiliates in accordance with Section 7.19. 8.03 Investments. Make or maintain any Investments, except: (a) Investments held by the Loan Parties in the form of Cash Equivalents that are subject to the Administrative Agent’s Lien and control, pursuant to documentation in form and substance satisfactory to the Administrative Agent; 145 [Matrix] Credit Agreement #85638137

(b) loans and advances to officers, directors and employees of the Loan Parties and Restricted Subsidiaries made in the Ordinary Course of Business in an aggregate amount at any one time outstanding not to exceed $250,000; (c) (i) Investments in Subsidiaries outstanding on the date hereof, (ii) Investments in Loan Parties, (iii) Investments by Restricted Subsidiaries that are not Loan Parties in other Subsidiaries that are not Loan Parties, provided that if the Restricted Subsidiary making such Investment is a wholly-owned Subsidiary, then the recipient of such Investment shall also be a wholly-owned Subsidiary, and (iv) so long as no Default or Event of Default has occurred and is continuing or would result from such Investment, Investments in wholly-owned Subsidiaries that are not Loan Parties in an aggregate amount during the term of this Agreement not to exceed $10,000,000; provided that, (x) if the amount of such Investment under this clause (iv) exceeds $2,000,000 in any transaction or any series of related transactions, then the Borrower Agent shall have delivered a certificate to the Administrative Agent demonstrating compliance with this clause (iv) at least ten (10) Business Days prior to each such Investment, and (y) if the aggregate amount of all Investments made on account of this clause (iv) exceeds (or after giving effect thereto, would exceed) $2,000,000 in the aggregate at any time, the Payment Conditions must be satisfied in order to make any further Investment on account of that clause; and provided further that Investments in wholly-owned Subsidiaries that are not Loan Parties solely consisting of bank guarantees for storage tank construction projects located in Europe (including, but not limited to, the Air Products Nederland B.V., Rotterdam, Netherlands, ammonia tank project) shall be permitted and not subject to the $10,000,000 limitation set forth in clause (iv) above so long as (x) such bank guarantees are supported by one or more Letters of Credit issued pursuant to this Agreement with an undrawn face amount equal to the aggregate amount of such bank guarantees or (y) the aggregate amount of such bank guarantees not supported by a Letter of Credit does not at any time exceed $20,000,000; (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the Ordinary Course of Business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled Account Debtors to the extent reasonably necessary in order to prevent or limit loss; (e) Guarantees permitted by Section 8.01; (f) Investments existing as of the date hereofFourth Amendment Effective Date as described in Schedule 8.03 (setting forth, as of the ClosingFourth Amendment Effective Date, the amount, obligor or issuer and maturity, if any, thereof) and extensions or renewals thereof, provided that no such extension or renewal shall be permitted if it would (i) increase the amount of such Investment at the time of such extension or renewal or (ii) result in a Default hereunder; (g) Investments constituting Permitted Acquisitions; (h) Investments of up to $20,000,000 at any time in Joint Ventures, so long as the Payment Conditions are satisfied with respect thereto; and (i) other Investments neither constituting Acquisitions nor constituting Investments in a non-Loan Party, so long as (x) the Payment Conditions are satisfied with respect thereto and (y) the aggregate amount of such Investments in any fiscal year of the Borrowers shall not exceed $5,000,000. Notwithstanding the terms of this Section 8.03, 8.04 or 8.05, in no event shall any Loan Party or any Restricted Subsidiary sell, lease, convey, assign, transfer or otherwise dispose of Intellectual Property or 146 [Matrix] Credit Agreement #85638137

any other material asset necessary for the operation of the Loan Parties or any Restricted Subsidiary business to any Person that is a non-Loan Party Affiliate of a Loan Party. 8.04 Fundamental Changes. Merge, amalgamate, Divide, dissolve, liquidate, consolidate with or into another Person, except that, so long as no Default exists or would result therefrom: (a) any Subsidiary of the Company may merge, amalgamate or consolidate with or liquidate or dissolve into a Loan Party; provided, that, the Loan Party (or if the Company is involved, the Company) shall be the continuing or surviving Person; (b) in connection with a Permitted Acquisition, any Subsidiary of a Loan Party may merge or amalgamate with or into or consolidate with any other Person or permit any other Person to merge or amalgamate with or into or consolidate with it; provided, that, (i) the Person surviving such merger or amalgamation shall be a wholly-owned Subsidiary of a Loan Party or shall be the Company and (ii) in the case of any such merger or amalgamation to which any Loan Party is a party, such Loan Party (or if the Company is involved, the Company) is the continuing or surviving Person; and (c) any Subsidiary that is not a Loan Party may merge into or amalgamate with any other Subsidiary that is not a Loan Party; provided that, when any wholly-owned Subsidiary is merging or amalgamating with another Subsidiary that is not wholly-owned, the wholly-owned Subsidiary shall be the continuing or surviving Person; and (d) notwithstanding anything herein to the contrary, the Loan Parties may liquidate and dissolve Mobile Aquatic Solutions, Inc., an Oklahoma corporation, DEVCO USA, LLC, an Oklahoma limited liability company, and River Consulting, LLC, a Louisiana limited liability company, so long as in each case, the assets of such liquidated or dissolved entities are transferred to another domestic Loan Party. 8.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of Inventory and, so long as no Event of Default exists or is created thereby, Cash Equivalents, each in the Ordinary Course of Business; (b) Dispositions in the Ordinary Course of Business of Equipment or fixed assets that are obsolete or worn out, so long as (i) no Event of Default has occurred and is continuing at the time of such Disposition, (ii) (A) the aggregate Fair Market Value or a book value, whichever is more, of such Equipment and fixed assets does not exceed $1,500,000 in any twelve-month period or (B) such Equipment or fixed assets have been fully depreciated, and (iii) all proceeds thereof are applied in accordance with Section 2.06(c); (c) Dispositions that constitute (i) an Investments permitted under Section 8.03, (ii) a Lien permitted under Section 8.02, (iii) a merger, amalgamation, dissolution, consolidation or liquidation permitted under Section 8.04(a), or (iv) a Restricted Payment permitted under Section 8.06; (d) Dispositions that result from a casualty or condemnation in respect of such property or assets and is not otherwise an Event of Default, so long as all proceeds thereof are applied in accordance with Section 2.06(c); 147 [Matrix] Credit Agreement #85638137

(e) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other Intellectual Property rights in the Ordinary Course of Business, (f) (i) the lapse of immaterial registered patents, trademarks, copyrights and other Intellectual Property to the extent maintaining such registered Intellectual Property is not economically desirable in the conduct of its business or (ii) the abandonment of patents, trademarks, copyrights, or other intellectual property rights in the Ordinary Course of Business so long as in each case under clauses (i) and (ii), such lapse or abandonment is not materially adverse to the interests of the Secured Parties; (g) the leasing or subleasing of assets (other than sale and leaseback transactions prohibited under Section 8.15) in the Ordinary Course of Business; (h) Dispositions that consist of the sale or discount in the Ordinary Course of Business of overdue accounts receivable that are neither Eligible Accounts nor Eligible Time and Material Accounts in connection with the compromise or collection thereof, provided that the Net Cash Proceeds from such Disposition shall be deposited in the Concentration Account; (i) Dispositions among the Loan Parties or by any Subsidiary to a Loan Party; (j) Dispositions by any Subsidiary which is not a Loan Party to another Subsidiary that is not a Loan Party; and (k) other Dispositions of assets (other than Borrowing Base Assets or any contracts or other general intangibles related thereto), so long as (i) no Event of Default has occurred and is continuing at the time of such Disposition, (ii) at least 75% of the consideration payable with respect to such Disposition shall be in the form of cash paid at the time of such Disposition, and (iii) the Fair Market Value of all such assets Disposed of, whether individually or in a series of related transactions, does not exceed $1,000,000 in the aggregate in any fiscal year. 8.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, in each case (except Section 8.06(a)) so long as no Default or Event of Default shall have occurred and be continuing (both before or as a result of the making of such Restricted Payment): (a) each Restricted Subsidiary may make Restricted Payments to any Borrower; (b) the Company and each Restricted Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests (other than Disqualified Equity Interests) of such Person; (c) during each fiscal year (commencing with the fiscal year beginning July 1, 2021) following the Company’s delivery in accordance with this Agreement of its annual audited financial statements for the most recently ended fiscal year, the Company may make cash Restricted Payments in an aggregate amount not to exceed $2,500,000 in any fiscal year, so long as (1) such Restricted Payments are concurrently applied in their entirety to repurchase Equity Interests (other than Disqualified Equity Interests) of the Company in accordance with the Company’s existing share buyback program, as it may be amended from time to time by the Company’s board of directors, or under any other share buyback plan approved from time to time by the Company’s board of directors and (2) the Payment Conditions are satisfied with respect to each such Restricted Payment; and 148 [Matrix] Credit Agreement #85638137

(d) the Company and each Restricted Subsidiary may make cash Restricted Payments or Restricted Payments in the form of Equity Interests of the Company, in either case pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Restricted Subsidiaries adopted and maintained in the ordinary course of business by the Board of Directors of the Company. 8.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrowers and their Restricted Subsidiaries on the date hereof or any business substantially related or incidental thereto. 8.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of any Loan Party, whether or not in the Ordinary Course of Business and whether effected through one transaction or a series of related transactions, other than: (a) transactions on fair and reasonable terms substantially as favorable to such Loan Party or Restricted Subsidiary as would be obtainable by such Loan Party or such Restricted Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; (b) transactions solely between or among the Loan Parties; and (c) transactions pursuant to agreements in existence or contemplated on the Closing Date as set forth on Schedule 8.08 or any amendment thereto to the extent such an amendment is not adverse to the Secured Parties in any material respect. 8.09 Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that: (a) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person, or (b) limits the ability (i) of any Subsidiary to make Restricted Payments to the Company or any Borrower or to otherwise transfer property to the Company or any Borrower, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrowers or become a direct Borrower hereunder, or (iii) of any Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 8.01(f) solely to the extent any such negative pledge relates to the property acquired with or the subject of such Indebtedness. 8.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, including through or by any Controlled Person, and whether immediately, incidentally or ultimately, (a) in any manner that might cause the Credit Extension or the application of such proceeds to violate Regulations T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect on the date or dates of such Credit Extension, or (b)(i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) to fund, finance or facilitate any activities, business or transaction of or with any Sanctioned Person or in any Designated Jurisdiction, or (iii) in any other manner that would result in the violation of any Sanctions, Anti-Corruption Laws, the United Nations Act (Canada), the Special Economic Measures Act (Canada), the Justice for Victims of Corrupt Foreign 149 [Matrix] Credit Agreement #85638137

Officials Act (Sergei Magnitsky Law) (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), the Criminal Code (Canada) or Anti-Money Laundering Laws. 8.11 Prepayment of Indebtedness; Amendment to Material Contracts. (a) Make or pay, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal, interest, fees or other amounts due on any Indebtedness (other than the Obligations), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness (other than the Obligations), except for the following to the extent permitted by applicable Subordination Provisions (and for the avoidance of doubt, a cross reference by such Subordination Provisions to this Agreement shall not constitute permission to make such payments or other distributions): (i) payments when due of regularly scheduled interest and principal payments, in each case at the non-default rate and on a non-accelerated basis (including mandatory prepayments arising as a result of a change of control or sale of substantially all assets); (ii) payments made through the incurrence of Refinancing Indebtedness held by a third-party (and not directly or indirectly held by the Company or an Affiliate of the Company) with respect to such Indebtedness; (iii) payments of secured Indebtedness permitted hereunder that become due as a result of a voluntary Disposition permitted hereunder of the property securing such Indebtedness; (iv) payments made solely from and substantially contemporaneously with the proceeds of the issuance of Equity Interests by the Company (other than Disqualified Equity Interests); and (v) optional payments or prepayments in respect of any Indebtedness, provided, that, as of the date of any such payment or prepayment and after giving effect thereto, the Payment Conditions are satisfied. (b) Amend, modify or change in any manner any term or condition of (i) any Material Contract or (ii) any Indebtedness permitted under Section 8.01(b), (d), (f), (g), (k), (m) or (o) outstanding on the Closing Date, in each case, so that the terms and conditions thereof are less favorable in any material respect to the Administrative Agent or the Lenders than the terms of such Material Contract or Indebtedness as of the Closing Date. 8.12 Financial Covenants. (a) Consolidated Fixed Charge Coverage Ratio. During a Fixed Charge Trigger Period, permit the Consolidated Fixed Charge Coverage Ratio, determined on a Pro Forma Basis as of (i) the last day of the Measurement Period most recently ended before the commencement of a Fixed Charge Trigger Period and (ii) the last day of each Measurement Period thereafter ending during any Fixed Charge Trigger Period (irrespective of whether the financial statements for such Measurement Period are delivered before or after the expiration of such Fixed Charge Trigger Period) to be less than 1.00 to 1.00 for such Measurement Period. 150 [Matrix] Credit Agreement #85638137

(b) Eligible Cash. At all times, Eligible Cash shall be at least $25,000,000. 8.13 Creation of New Subsidiaries. Create or acquire any new Subsidiary after the Closing Date other than Subsidiaries created or acquired in accordance with Section 7.12. 8.14 Securities of Subsidiaries. Permit any Restricted Subsidiary to issue any Equity Interests (whether for value or otherwise) to any Person other than a Loan Party. 8.15 Sale and Leaseback. Enter into any agreement or arrangement with any other Person providing for the leasing by any Loan Party or any Restricted Subsidiary of real or personal property which has been or is to be sold or transferred by any Loan Party or any Restricted Subsidiary to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of a Loan Party or any Restricted Subsidiary, in each case whether in one transaction or a series of transactions and whether or not contemporaneous in their timing. 8.16 Organizational Documents; Fiscal Year. (a) Amend, modify or otherwise change any of its Organizational Documents in any material respect, except in connection with a transaction permitted under Section 8.04, but in any case not in any manner that could have a material adverse effect on the interests of the Secured Parties, or (b) change its fiscal year. ARTICLE IX EVENTS OF DEFAULT AND REMEDIES 9.01 Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. Any Borrower fails to pay (i) when and as required to be paid herein and in the currency required hereunder, any amount of principal of any Loan or any Letter of Credit Obligation, (ii) within three (3) days after the same becomes due, any interest on any Loan or on any Letter of Credit Obligation, or any commitment or other fee due hereunder, or (iii) within five (5) days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. Any Loan Party or any of its Restricted Subsidiaries fails to perform or observe any term, covenant or agreement contained (i) in any of Section 7.01(a), 7.01(b), 7.03, 7.05, 7.07, 7.10, or 7.11 or Article VIII, or (ii) in any of Section 4.04, 7.02(a), 7.02(b) or 7.02(c) and such failure continues for three (3) or more Business Days; or (c) Other Defaults. Any Loan Party or any of its Restricted Subsidiaries fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after the earlier of (i) receipt of notice of such default by a Responsible Officer of the Borrower Agent from the Administrative Agent, or (ii) any Responsible Officer of any Loan Party becomes aware of such default; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Loan Party or its Restricted Subsidiaries herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made in any material respect; or 151 [Matrix] Credit Agreement #85638137

(e) Cross-Default. (i) With respect to any Indebtedness or guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount any Loan Party or its Restricted Subsidiaries (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, and after passage of any grace period) in respect of any such Indebtedness or guarantee, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, and such default continues for more than the grace or cure period, if any, therein specified, the effect of which default or other event is to cause, or to permit the holder of such Indebtedness or beneficiary of such guarantee (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Loan Party or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Loan Party or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by a Loan Party or any Subsidiary as a result thereof is greater than Threshold Amount; or (f) Insolvency Events. Any Insolvency Event shall occur with respect to any Loan Party; or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any Loan Party and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; (iii) any Loan Party is enjoined, restrained or in any way prevented by any Governmental Authority from conducting any material part of its business; (iv) any Loan Party suffers the loss, revocation or termination of any material license, permit, lease or agreement necessary to its business; (v) there is a cessation of any material part of any Loan Party’s business for a material period of time; or (vi) any material Collateral or property or assets of a Loan Party is taken or impaired through condemnation; or (h) Judgments. There is entered against any Loan Party (i) one or more final judgments or orders for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments or orders (including for injunctive relief) that have, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, such judgment or order remains unvacated and unpaid and either (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA; Canadian Pension Plans. (i) An ERISA Event occurs with respect to a Pension Plan which has resulted or could reasonably be expected to result in liability of any Loan Party in an aggregate amount in excess of the Threshold Amount; or (ii) a Canadian Pension Event occurs which has resulted or could reasonably be expected to result in liability of any Loan Party or any pledgor in an aggregate amount in excess of the Threshold Amount; or (iii) a Loan Party or any ERISA Affiliate fails 152 [Matrix] Credit Agreement #85638137 to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (iv) the benefit liabilities of all Plans governed by Foreign Benefit Laws, or the funding of which are regulated by any Foreign Benefit Laws, at any time exceed all such Plans’ assets, as computed in accordance with applicable Law as of the most recent valuation date for such Plans, by more than the Threshold Amount; or (j) Invalidity of Loan Documents. Any Loan Document, or any Lien granted thereunder, at any time after its execution and delivery and for any reason, other than as expressly permitted hereunder or upon Payment in Full, ceases to be in full force and effect (except with respect to immaterial assets); or any Borrower or any other Person contests in any manner the validity or enforceability of any Loan Document or any Lien granted to the Administrative Agent pursuant to the Security Instruments; or any Borrower denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or any party to the Intercreditor Agreement contests in any manner the validity or enforceability of the Intercreditor Agreement or denies that it has any liability or obligation thereunder or purports to revoke, terminate or rescind the Intercreditor Agreement; or (k) Breach of Contractual Obligation. Any Loan Party or any Subsidiary thereof fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any contract to which it is party or fails to observe or perform any other agreement or condition relating to any such contract to which it is party or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the counterparty to such contract to terminate such contract, in each case which would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; or (l) Indictment. (i) Any Loan Party is (A) criminally indicted or convicted of a felony for fraud or dishonesty in connection with the Loan Parties’ business or (B) charged by a Governmental Authority under any law that would reasonably be expected to lead to forfeiture of any material portion of Collateral, or (ii) any director or senior officer of any Loan Party is (A) criminally indicted or convicted of a felony for fraud or dishonesty in connection with the Loan Parties’ business, unless such director or senior officer promptly resigns or is removed or replaced or (B) charged by a Governmental Authority under any law that would reasonably be expected to lead to forfeiture of any material portion of Collateral; or (m) Subordinated Debt. (i) The Subordination Provisions shall fail to be enforceable by the Lenders (which have not effectively waived the benefits thereof) in accordance with the terms thereof; or (ii) the principal or interest on any Loan, any Letter of Credit Obligation or other Loan Obligations shall fail to constitute “designated senior debt” (or any other similar term) under any document, instrument or agreement evidencing such Subordinated Debt; or (iii) any Loan Party or any of its Subsidiaries shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, or (B) that any of such Subordination Provisions exist for the benefit of any Secured Party; or (iv) any Loan Party or any Subsidiary thereof or any other Person fails to observe or perform any of the Subordination Provisions; or (n) Uninsured Loss. A loss, theft, damage or destruction occurs with respect to any Collateral if the amount not covered by insurance exceeds the Threshold Amount; or (o) Change of Control. There occurs any Change of Control; or 153 [Matrix] Credit Agreement #85638137

(p) Possession or other Action by Surety. Any event or condition occurs that results in any Surety demanding or taking possession of any Collateral with a book value in excess of the Threshold Amount or exercising any other rights or remedies with respect to any Collateral, or the underlying contract that is the subject of the applicable Bonding Obligation, with a value, a face value of outstanding Accounts or unperformed obligations, or any combination thereof, in excess of the Threshold Amount if such action continues for a period of five (5) Business Days after the earlier of (A) the Administrative Agent’s delivery of written notice thereof to the Company and (B) the date a Responsible Officer of the Company or any Subsidiary first obtains knowledge thereof. 9.02 Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may, and at the direction of the Required Lenders shall, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans and any obligation of the Letter of Credit Issuer to make Letter of Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other Loan Obligations owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; (c) require that the Borrowers Cash Collateralize the Letter of Credit Obligations (in an amount equal to the then Outstanding Amount thereof) or any other Loan Obligations that are contingent or not yet due and payable in amount determined by the Administrative Agent in accordance with this Agreement; and (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided, however, that upon the occurrence of an Event of Default under Section 9.01(f), the obligation of each Lender to make Loans and any obligation of the Letter of Credit Issuer to make Letter of Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the Letter of Credit Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender; and provided further, however, that, with respect to any Event of Default resulting solely from failure of Borrowers to comply with the financial covenant set forth in Section 8.12, neither Administrative Agent nor the Required Lenders may exercise the foregoing remedies in this Section 9.02 until the date that is ten (10) Business Days after the day on which financial statements are required to be delivered for the applicable month; No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of Law. 9.03 Application of Funds. (a) Subject to Section 9.03(b) below, all payments made by Loan Parties in respect of the Loan Obligations shall be applied (a) first, as specifically required in the Loan Documents; (b) second, to 154 [Matrix] Credit Agreement #85638137

Loan Obligations then due and owing; (c) third, to other Loan Obligations specified by Borrower Agent; and (d) fourth, as determined by Administrative Agent in its discretion. (b) Notwithstanding any provision to the contrary contained herein, after the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable and the Letter of Credit Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.16 and 2.17, be applied by the Administrative Agent in the following order: First, to all fees, indemnities, expenses and other amounts (including reasonable fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article IV) due to the Administrative Agent in its capacity as such, until paid in full; Second, to all Protective Advances and unreimbursed Overadvances payable to the Administrative Agent until paid in full; Third, to all amounts owing to the Swing Line Lender for outstanding Swing Line Loans until paid in full; Fourth, to that portion of the Loan Obligations constituting fees, indemnities and other amounts (other than principal, interest, Letter of Credit Fees and other Obligations expressly described in clauses Fifth through Eighth below) payable to the Lenders and the Letter of Credit Issuer (including reasonable fees, charges and disbursements of counsel to the respective Lenders and the Letter of Credit Issuer and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Fourth payable to them until paid in full; Fifth, to that portion of the Loan Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, Letter of Credit Borrowings and other Loan Obligations, ratably among the Lenders and the Letter of Credit Issuer in proportion to the respective amounts described in this clause Fifth payable to them until paid in full; Sixth, to (i) that portion of the Obligations constituting unpaid principal of the Loans and Letter of Credit Borrowings and to Cash Collateralize that portion of Letter of Credit Obligations comprising the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrowers and (ii) the payment of Priority Swap Obligations to the extent a Credit Product Reserve has been established therefor, ratably among the Lenders, Letter of Credit Issuer and the applicable Credit Product Providers in proportion to the respective amounts described in this clause Sixth payable to them until paid in full; Seventh, to payment of Conforming Credit Product Obligations (other than Priority Swap Obligations to the extent paid under clause Sixth above) ratably to the Credit Product Providers in proportion to the respective amounts described in this clause Seventh payable to them until paid in full; Eighth, to all other Obligations (including Credit Product Obligations to the extent not paid under clauses Sixth or Seventh above) that are due and payable to the Administrative Agent and the other Secured Parties, or any of them, on such date, ratably based on the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date until paid in full; and 155 [Matrix] Credit Agreement #85638137

Last, the balance, if any, after Payment in Full, to the Borrowers or as otherwise required by Law. (c) Subject to Sections 2.03(c) and 2.17, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Sixth above shall be applied to satisfy drawings under such Letters of Credit as they occur. Amounts distributed with respect to any Credit Product Obligations shall be the lesser of (i) the maximum Credit Product Obligations last reported to the Administrative Agent or (ii) the actual Credit Product Obligations as calculated by the methodology reported to the Administrative Agent for determining the amount due. The Administrative Agent shall have no obligation to calculate the amount to be distributed with respect to any Credit Product Obligations, and may request a reasonably detailed calculation of such amount from the applicable Credit Product Provider. The allocations set forth in this Section are solely to determine the rights and priorities of Administrative Agent and Secured Parties as among themselves, and may be changed by agreement among them without the consent of any Borrower. This Section is not for the benefit of or enforceable by any Loan Party. (d) For purposes of Section 9.03(b), “paid in full” of a type of Obligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligation, including interest accrued after the commencement of any Insolvency Event, default interest, interest on interest, and expense reimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any proceeding under Debtor Relief Laws. (e) Administrative Agent shall not be liable for any application of amounts made by it in good faith under this Section 9.03, notwithstanding the fact that any such application is subsequently determined to have been made in error. ARTICLE X ADMINISTRATIVE AGENT 10.01 Appointment and Authority. Each of the Lenders and the Letter of Credit Issuer hereby irrevocably appoints BMO to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto, including but not limited to any required powers of attorney to execute any Loan Document governed by the laws of such jurisdiction on such Lender’s behalf. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Letter of Credit Issuer, and no Loan Party shall have rights as a third party beneficiary of any of such provisions. The Administrative Agent alone shall be authorized to determine whether any Accounts, Equipment or Inventory constitute Eligible Accounts, Eligible Time and Material Accounts, Eligible Equipment or Eligible Inventory, or whether to impose or release any Reserve, or whether any conditions to funding any Loan or to issuance of a Letter of Credit have been satisfied, which determinations and judgments, if exercised in good faith, shall exonerate Administrative Agent from liability to any Lender or other Person for any error in judgment or mistake. 10.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and 156 [Matrix] Credit Agreement #85638137 generally engage in any kind of business with the Loan Parties or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 10.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable to any other Secured Party for any action taken or not taken by it under or in connection with the Loan Documents, except for direct (as opposed to consequential) losses directly and solely caused by the Administrative Agent’s gross negligence or willful misconduct. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the Loan Documents). The Administrative Agent shall not be liable for, and shall be fully justified in, failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the Loan Documents) as it reasonably deems appropriate. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower Agent, a Lender or the Letter of Credit Issuer. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 10.04 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, 157 [Matrix] Credit Agreement #85638137 statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit that by its terms must be fulfilled to the satisfaction of a Lender or the Letter of Credit Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Letter of Credit Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the Letter of Credit Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 10.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent. 10.06 Resignation of the Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the Letter of Credit Issuer and the Borrower Agent. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower Agent, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Letter of Credit Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower Agent and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Administrative Agent on behalf of the Lenders or the Letter of Credit Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Letter of Credit Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as the Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of 158 [Matrix] Credit Agreement #85638137 this Article and Section 11.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as the Administrative Agent. Any resignation by BMO as the Administrative Agent pursuant to this Section shall also constitute its resignation as Letter of Credit Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as the Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Letter of Credit Issuer and Swing Line Lender, (b) the retiring Letter of Credit Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Letter of Credit Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Letter of Credit Issuer to effectively assume the obligations of the retiring Letter of Credit Issuer with respect to such Letters of Credit. 10.07 Non-Reliance on the Administrative Agent and Other Lenders. Each Lender and the Letter of Credit Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Letter of Credit Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 10.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Book Runners, Arrangers, Syndication Agents or Documentation Agents listed on the cover page hereof shall have any rights, powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Letter of Credit Issuer hereunder. 10.09 The Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Letter of Credit Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Letter of Credit Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Letter of Credit Issuer and the Administrative Agent under Sections 2.03(h), 2.09 and 11.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; 159 [Matrix] Credit Agreement #85638137 and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Letter of Credit Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Letter of Credit Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Letter of Credit Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the Letter of Credit Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the Letter of Credit Issuer in any such proceeding. The Loan Parties and the Secured Parties hereby irrevocably authorize the Administrative Agent, based upon the instruction of the Required Lenders, to (a) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Section 363 of the Bankruptcy Code of the United States or any similar Laws in any other jurisdictions to which a Loan Party is subject, or (b) credit bid and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any other sale or foreclosure conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof would not unduly delay the ability of the Administrative Agent to credit bid and purchase at such sale or other disposition of the Collateral and, if such claims cannot be estimated without unduly delaying the ability of the Administrative Agent to credit bid, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the asset or assets purchased by means of such credit bid) and the Secured Parties whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the asset or assets so purchased (or in the Equity Interests of the acquisition vehicle or vehicles that are used to consummate such purchase). Upon request by the Administrative Agent or the Borrower Agent at any time, the Secured Parties will confirm in writing the Administrative Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 10.09. 10.10 Collateral Matters. The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, (a) to release any Lien on any Collateral (i) upon the occurrence of the Facility Termination Date, (ii) that is Disposed or to be Disposed as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, or (iii) subject to Section 11.01, if approved, authorized or ratified in writing by the Required Lenders; (b) to release or subordinate any Lien (and any Indebtedness secured thereby) on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property (i) that is permitted by Section 8.02(i), so long as the Borrower Agent shall have delivered to the Administrative Agent on or prior to the date of release or subordination, as the case may be, a certificate of a Responsible Officer certifying that such Lien (and the Indebtedness secured thereby) 160 [Matrix] Credit Agreement #85638137 is permitted by Section 8.02(i) (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), or (ii) if such release or subordination is required under the Intercreditor Agreement; and (c) to release any Subsidiary of a Borrower from its obligations under the Loan Documents, and release any Lien granted by such Subsidiary thereunder, if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder, so long as the Borrower Agent shall have delivered to the Administrative Agent on or prior to the date of release a certificate of a Responsible Officer certifying that such transaction is permitted by this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry). Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under the Loan Documents pursuant to this Section 10.10. 10.11 Other Collateral Matters. (a) Care of Collateral. The Administrative Agent shall have no obligation to assure that any Collateral exists or is owned by a Borrower, or is cared for, protected or insured, nor to assure that the Administrative Agent’s Liens have been properly created, perfected or enforced, or are entitled to any particular priority, nor to exercise any duty of care with respect to any Collateral. (b) Lenders as Agent For Perfection by Possession or Control. The Administrative Agent and Secured Parties appoint each Lender as agent (for the benefit of Secured Parties) for the purpose of perfecting Liens in any Collateral held or controlled by such Lender, to the extent such Liens are perfected by possession or control. If any Lender obtains possession or control of any Collateral, it shall notify the Administrative Agent thereof and, promptly upon the Administrative Agent’s request, deliver such Collateral to the Administrative Agent or otherwise deal with it in accordance with the Administrative Agent’s instructions. (c) Reports. The Administrative Agent shall promptly forward to each Lender, when complete, copies of any Field Exam or appraisal report prepared by or for the Administrative Agent with respect to any Borrower or Collateral (“Report”). Each Lender agrees (a) that neither BMO nor the Administrative Agent makes any representation or warranty as to the accuracy or completeness of any Report, and shall not be liable for any information contained in or omitted from any Report; (b) that the Reports are not intended to be comprehensive audits or examinations, and that the Administrative Agent or any other Person performing any audit or examination will inspect only specific information regarding Obligations or the Collateral and will rely significantly upon Borrowers’ books and records as well as upon representations of Borrowers’ officers and employees; and (c) to keep all Reports confidential and strictly for such Lender’s internal use, and not to distribute any Report (or the contents thereof) to any Person (except to such Lender’s Participants, attorneys and accountants) or use any Report in any manner other than administration of the Loans and other Obligations. Each Lender shall indemnify and hold harmless the Administrative Agent and any other Person preparing a Report from any action such Lender may take as a result of or any conclusion it may draw from any Report, as well as from any claims arising as a direct or indirect result of the Administrative Agent furnishing a Report to such Lender. 10.12 Credit Product Arrangement Provisions. 161 [Matrix] Credit Agreement #85638137

(a) No Credit Product Provider that is party to any Credit Product Arrangement permitted hereunder that obtains the benefits of Section 9.03 or any Collateral by virtue of the provisions hereof or of any Security Instrument shall have (i) any right to notice of any action, (ii) any right to consent to, direct or object to any action or inaction hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral), or (iii) any right to require or receive any financial information or Borrowing Base Certificates or reports or similar certificates or information under the Loan Documents, other than in its capacity as a Lender, if applicable, and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Credit Product Obligations unless the Administrative Agent has received written notice of such Credit Product Obligations, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable Credit Product Provider. The Lenders irrevocably authorize the Administrative Agent to secure all Credit Product Obligations with the Collateral to the same extent as other Obligations, all to the extent contemplated hereunder as determined by the Administrative Agent in its Credit Judgment. (b) By delivery of a Credit Product Notice, each Credit Product Provider that is not a Lender (a “Non-Lender Credit Product Provider”) shall be deemed to have joined this Agreement and be bound by Section 9.03, this Article X and Section 11.04(c) as if it were a Lender hereunder holding a “Loan” in the amount of its applicable Credit Product Obligations. No Non-Lender Credit Product Provider shall have any right or claim against any Loan Party under the Loan Documents other than as a Secured Party under the Security Instruments, nor shall any of them be a third party beneficiary of any provisions of this Agreement by which the Loan Parties are bound other than provisions relating to the granting of the Lien of the Administrative Agent on the Collateral and the application of proceeds thereof pursuant to Section 9.03. 10.13 ERISA Related Provisions. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Revolving Credit Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement, 162 [Matrix] Credit Agreement #85638137

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that: (i) none of the Administrative Agent or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto), (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E), (iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations), (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and (v) no fee or other compensation is being paid directly to the Administrative Agent or any their respective Affiliates for investment advice (as opposed to other services) in 163 [Matrix] Credit Agreement #85638137 connection with the Loans, the Letters of Credit, the Revolving Credit Commitments or this Agreement. (c) The Administrative Agent hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Revolving Credit Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Revolving Credit Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. 10.14 Recovery of Erroneous Payments. Notwithstanding anything to the contrary in this Agreement, if at any time the Administrative Agent determines (in its sole and absolute discretion) that it has made a payment hereunder in error to any Lender, the Letter of Credit Issuer, the Swing Line Lender or any other Secured Party, whether or not in respect of an Obligation due and owing by any Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each such Person receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Person in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. Each Lender, the Letter of Credit Issuer, the Swing Line Lender and each other Secured Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another), “good consideration”, “change of position” or similar defenses (whether at law or in equity) to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender, the Letter of Credit Issuer the Swing Line Lender and each other Secured Party that received a Rescindable Amount promptly upon determining that any payment made to such Person comprised, in whole or in part, a Rescindable Amount. Each Person’s obligations, agreements and waivers under this Section 10.14 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the Letter of Credit Issuer or the Swing Line Lender, the termination of the Revolving Credit Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE XI MISCELLANEOUS 11.01 Amendments, Etc. (a) Subject to Section 3.03(b) above, no amendment or waiver of any provision of this Agreement or any other Loan Document (other than the Fee Letter, any Control Agreement or any intercreditor or subordination agreement, each of which may be amended in accordance with its terms), and no consent to any departure by the Borrowers or any other Borrower therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers or the applicable Borrower, as the 164 [Matrix] Credit Agreement #85638137

case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (i) extend, reinstate or increase the Revolving Credit Commitment of any Lender (or reinstate any Revolving Credit Commitment terminated pursuant to Section 9.02) without the written consent of such Lender; (ii) postpone any date fixed by this Agreement or any other Loan Document for any payment (but excluding the delay or waiver of any mandatory prepayment) of principal, interest, fees or other amounts due to the Lenders (or any of them), including the Maturity Date, or any scheduled reduction of the Revolving Credit Commitments hereunder or under any other Loan Document, in each case without the written consent of each Lender directly affected thereby; (iii) reduce the principal of, or the rate of interest specified herein on, any Loan or Letter of Credit Borrowing, or reduce any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of “Default Rate” (so long as such amendment does not result in the Default Rate being lower than the interest rate then applicable to Base Rate Loans, Canadian Prime Rate Loans, CORRA Loans or SOFR Loans, as applicable) or to waive any obligation of the Borrowers to pay interest or Letter of Credit Fees at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein); (iv) change (i) Section 2.13 in a manner that would alter the pro rata sharing of payments required thereby or (ii) Section 9.03, in each case without the written consent of each Lender directly affected thereby; (v) change (i) any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender or (ii) the definition of “Required Lenders” without the written consent of each Lender; (vi) except as provided in Section 2.18, increase the Aggregate Revolving Credit Commitments without the written consent of each Revolving Credit Lender; (vii) release any material Borrower from the this Agreement or any material Security Instrument to which it is a party without the written consent of each Lender, except to the extent such Borrower is the subject of a Disposition permitted by Section 8.05 (in which case such release may be made by the Administrative Agent acting alone); (viii) release, or except as a result of any financing provided in a proceeding related to an Insolvency Event, subordinate the Administrative Agent’s Lien on, all or substantially all of the Collateral without the written consent of each Lender; (ix) without the prior written consent of the Required Supermajority Lenders, amend the definition of “Borrowing Base” or any defined term used therein in a manner that would increase availability; provided, that the foregoing shall not limit the discretion of the Administrative Agent from time to time to change, establish or eliminate any Reserves or to 165 [Matrix] Credit Agreement #85638137

determine eligibility of Accounts or Inventory or other assets of the type available to be included in the Borrowing Base in accordance with such terms; or (x) without the prior written consent of each Lender, impose any materially greater restriction on the ability of any Lender to assign any of its rights or obligations hereunder. (b) In addition to the foregoing, (i) no amendment, waiver or consent shall, unless in writing and signed by the Letter of Credit Issuer in addition to the Lenders required above, affect the rights or duties of the Letter of Credit Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the respective parties thereto; (v) no amendment, waiver or consent which has the effect of enabling the Borrowers to satisfy any condition to a Borrowing contained in Section 5.02 hereof which, but for such amendment, waiver or consent would not be satisfied, shall be effective to require the Revolving Credit Lenders, the Swing Line Lender or the Letter of Credit Issuer to make any additional Revolving Credit Loan or Swing Line Loan, or to issue any additional or renew any existing Letter of Credit, unless and until the Required Lenders (or, if applicable, all Revolving Credit Lenders) shall have approved such amendment, waiver or consent and (vi) the Administrative Agent and the Borrowers shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) to obtain any additional Collateral or any credit support from a new Loan Party, or if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any such provision. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Revolving Credit Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender. (c) Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Required Lenders, the Administrative Agent and the Borrowers (i) to add one or more additional pari passu or subordinated revolving credit facilities (each a “Supplemental Facility”) to this Agreement, in each case subject to the limitations in Section 2.18, and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably on a pari passu basis (or on a basis subordinated to the existing facilities hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent and approved by the Required Lenders, the Lenders providing such Supplemental Facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder. (d) If any Lender does not consent (a “Non-Consenting Lender”) to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender 166 [Matrix] Credit Agreement #85638137 and that has been approved by the Required Lenders, the Borrower may replace such Non-Consenting Lender in accordance with Section 11.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph). (e) No Loan Party will, directly or indirectly, pay any remuneration or other thing of value, whether by way of additional interest, fee or otherwise, to any Lender or its Affiliates as consideration for agreement by such Lender to any amendment, waiver, consent or release with respect to any Loan Document, unless such remuneration or value is concurrently paid, on the same terms, on a ratable basis to all Lenders providing their agreement. Notwithstanding the terms of this Agreement or any amendment, waiver, consent or release with respect to any Loan Document, Non-Consenting Lenders shall not be entitled to receive any fees or other compensation paid to the Lenders in connection with any amendment, waiver, consent or release approved in accordance with the terms of this Agreement by the Required Lenders. (f) IN NO EVENT SHALL THE REQUIRED LENDERS, WITHOUT THE PRIOR WRITTEN CONSENT OF EACH LENDER, DIRECT THE ADMINISTRATIVE AGENT TO ACCELERATE AND DEMAND PAYMENT OF THE LOANS HELD BY ONE LENDER WITHOUT ACCELERATING AND DEMANDING PAYMENT OF ALL OTHER LOANS OR TO TERMINATE THE REVOLVING CREDIT COMMITMENTS OF ONE OR MORE LENDERS WITHOUT TERMINATING THE REVOLVING CREDIT COMMITMENTS OF ALL LENDERS. EACH LENDER AGREES THAT, EXCEPT AS OTHERWISE PROVIDED IN ANY OF THE LOAN DOCUMENTS AND WITHOUT THE PRIOR WRITTEN CONSENT OF THE REQUIRED LENDERS, IT WILL NOT TAKE ANY LEGAL ACTION OR INSTITUTE ANY ACTION OR PROCEEDING AGAINST ANY LOAN PARTY WITH RESPECT TO ANY OF THE OBLIGATIONS OR COLLATERAL, OR ACCELERATE OR OTHERWISE ENFORCE ITS PORTION OF THE OBLIGATIONS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NO LENDER MAY EXERCISE ANY RIGHT THAT IT MIGHT OTHERWISE HAVE UNDER APPLICABLE LAW TO CREDIT BID AT FORECLOSURE SALES, UNIFORM COMMERCIAL CODE SALES OR OTHER SIMILAR SALES OR DISPOSITIONS OF ANY OF THE COLLATERAL EXCEPT AS AUTHORIZED BY THE REQUIRED LENDERS. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SECTION OR ELSEWHERE HEREIN, EACH LENDER SHALL BE AUTHORIZED TO TAKE SUCH ACTION TO PRESERVE OR ENFORCE ITS RIGHTS AGAINST ANY LOAN PARTY WHERE A DEADLINE OR LIMITATION PERIOD IS OTHERWISE APPLICABLE AND WOULD, ABSENT THE TAKING OF SPECIFIED ACTION, BAR THE ENFORCEMENT OF OBLIGATIONS HELD BY SUCH LENDER AGAINST SUCH LOAN PARTY, INCLUDING THE FILING OF PROOFS OF CLAIM IN ANY INSOLVENCY PROCEEDING. 11.02 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone or in the case of notices otherwise expressly provided herein (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to a Loan Party, the Administrative Agent, the Letter of Credit Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone 167 [Matrix] Credit Agreement #85638137 number specified for such Person on Schedule 11.02, as changed pursuant to subsection (d) below; and (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire, as changed pursuant to subsection (d) below (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrowers). Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the Letter of Credit Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Letter of Credit Issuer pursuant to Article II if such Lender or the Letter of Credit Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrowers may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, the Letter of Credit Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of a Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent 168 [Matrix] Credit Agreement #85638137 that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender, the Letter of Credit Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Borrowers, the Administrative Agent, the Letter of Credit Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower Agent, the Administrative Agent, the Letter of Credit Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. (e) Reliance by Administrative Agent, Letter of Credit Issuer and Lenders. The Administrative Agent, the Letter of Credit Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify the Administrative Agent, the Letter of Credit Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrowers. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies. No failure by any Lender, the Letter of Credit Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrowers or any other Loan Party or any of them (including enforcement action with respect to any Collateral) shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.02 for the benefit of all the Secured Parties; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the Letter of Credit Issuer from exercising the rights and remedies that inure to its benefit (solely in its capacity as Letter of Credit Issuer) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.14), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Borrower under any Debtor Relief Law but only to the extent the Administrative Agent shall have failed to do so within a reasonable time after notice; and provided 169 [Matrix] Credit Agreement #85638137 further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.14, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 11.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrowers shall pay (i) all reasonable out-of-pocket expenses (including any Extraordinary Expenses) incurred by the Administrative Agent and its Affiliates, (A) in connection with this Agreement and the other Loan Documents, including without limitation the reasonable fees, charges and disbursements of (1) counsel for the Administrative Agent, (2) outside consultants for the Administrative Agent, (3) appraisers, (4) Field Exams, (5) all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Obligations, and (6) environmental site assessments, (B) in connection with (1) the syndication of the credit facilities provided for herein, (2) the preparation, negotiation, administration, management, execution and delivery of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (3) the enforcement or protection of their rights in connection with this Agreement or the Loan Documents or efforts to preserve, protect, collect, or enforce the Collateral, or (4) any workout, restructuring or negotiations in respect of any Obligations, and (ii) with respect to the Letter of Credit Issuer, and its Affiliates, all reasonable out-of-pocket expenses incurred in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; and (iii) all reasonable out-of-pocket expenses incurred by the Secured Parties who are not the Administrative Agent, the Arranger, the Letter of Credit Issuer or any Affiliate of any of them, after the occurrence and during the continuance of an Event of Default (the foregoing, collectively being referred to as “Secured Party Expenses”). (b) Indemnification by the Borrowers. Each Loan Party shall indemnify the Administrative Agent (and any sub-agent thereof), each other Secured Party and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold harmless each Indemnitee from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrowers or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 4.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Letter of Credit Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of its Subsidiaries, (iv) any claims of, or amounts paid by any Secured Party to, a Controlled Account Bank or other Person which has entered into a control agreement with any Secured Party hereunder or (v) any actual or prospective claim, litigation, investigation or proceeding relating to 170 [Matrix] Credit Agreement #85638137 any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrowers or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. (c) Indemnification of Administrative Agent by Lenders. To the extent that (i) the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it, or (ii) any liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever are be imposed on, incurred by, or asserted against, any Administrative Agent, the Letter of Credit Issuer or a Related Party (an “Agent Indemnitee”) in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by any Agent Indemnitee in connection therewith (collectively, “Agent Indemnitee Liabilities”), then each Lender severally agrees to pay to the Administrative Agent for the benefit of such Agent Indemnitee, such Lender’s Ratable Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such Agent Indemnitee Liabilities, so long as the Agent Indemnitee Liabilities were incurred by or asserted against the Administrative Agent (or any such sub-agent) or the Letter of Credit Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or Letter of Credit Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).In no event shall any Lender have any obligation hereunder to indemnify or hold harmless an Agent Indemnitee with respect to any Agent Indemnitee Liabilities that are determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Agent Indemnitee. In the Administrative Agent’s discretion, it may reserve for any Agent Indemnitee Liabilities of an Agent Indemnitee, and may satisfy any judgment, order or settlement relating thereto, from proceeds of Collateral prior to making any distribution of Collateral proceeds to the Secured Parties. If the Administrative Agent is sued by any creditor representative, debtor-in-possession or other Person for any alleged preference or fraudulent transfer, then any monies paid by the Administrative Agent in settlement or satisfaction of such proceeding, together with all interest, costs and expenses (including attorneys’ fees) incurred in the defense of same, shall be promptly reimbursed to the Administrative Agent by each Lender to the extent of its Ratable Share thereof. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Loan Parties shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor. 171 [Matrix] Credit Agreement #85638137

(f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, the Letter of Credit Issuer and the Swing Line Lender, the replacement of any Lender and the occurrence of the Facility Termination Date. 11.05 Marshalling; Payments Set Aside. None of the Administrative Agent or Lenders shall be under any obligation to marshal any assets in favor of any Loan Party or against any Obligations. To the extent that any payment by or on behalf of any Loan Party is made to a Secured Party, or a Secured Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Secured Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the Letter of Credit Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate, in the applicable currency of such recovery or payment. The obligations of the Loan Parties under clause (a) of this section and the Lenders and the Letter of Credit Issuer under clause (b) of this section shall survive the occurrence of the Facility Termination Date. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder (except in connection with the joinder of a Loan Party in accordance with Section 7.12) without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Secured Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment(s) and the Loans (including for purposes of this Section 11.06(b), participations in Letter of Credit Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions: (c) Minimum Amounts. Except in the case of (A) an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment under the Revolving Credit Facility and the Loans at the time owing to it under the Revolving Credit Facility or (B) an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to 172 [Matrix] Credit Agreement #85638137 each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower Agent otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an assignee group and concurrent assignments from members of an assignee group to a single Eligible Assignee (or to an Eligible Assignee and members of its assignee group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met. (i) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Revolving Credit Commitment assigned, except that this clause shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans. (ii) Required Consents. No consent shall be required for any assignment to an Eligible Assignee except to the extent required by subsection (b)(i)(B) of this Section; provided that the Borrower Agent shall be deemed to have given the consent required in the definition of “Eligible Assignee” to such assignment if Borrower Agent has not, on behalf of all Borrowers, responded in writing within ten (10) Business Days of a request for consent. (iii) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (iv) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrowers or any of a Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person. (v) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the 173 [Matrix] Credit Agreement #85638137 assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (vi) Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Revolving Credit Loan Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(d). (d) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers (and such agency being solely for tax purposes) (in such capacity, subject to Section 11.17), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitments of, and principal amounts of the Loans and Loan Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower Agent and any Lender at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Loan Documents is pending, any Lender may request and receive from the Administrative Agent a copy of the Register. (e) Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender, a Borrower or any of the Borrowers’ Affiliates or Subsidiaries or any counterparty to any Subordination Provisions or such counterparty’s Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and/or the Loans (including such Lender’s participations in Letter of Credit Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Lenders and the Letter of Credit Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument 174 [Matrix] Credit Agreement #85638137 may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. Subject to subsection (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender. If any Lender (or any assignee thereof) sells a participation, such Lender (or such assignee) shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender (nor any assignee thereof) shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender (or such assignee) shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (f) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower Agent’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower Agent is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 3.01(e) as though it were a Lender. (g) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Revolving Credit Loan Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (h) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and including Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario) and other similar federal or provincial laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada or its Uniform Electronic Evidence Act, as the case may be. 175 [Matrix] Credit Agreement #85638137

(i) Resignation as Letter of Credit Issuer and/or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time BMO assigns all of its Revolving Credit Commitment, Revolving Credit Loans, pursuant to subsection (b) above, such Person may, (i) upon 30 days’ notice to the Borrower Agent and the Lenders, resign as Letter of Credit Issuer and/or (ii) in the case of BMO, upon 30 days’ notice to the Borrower Agent, resign as Swing Line Lender. In the event of any such resignation as Letter of Credit Issuer, or Swing Line Lender, the Borrower Agent shall be entitled to appoint from among the Lenders willing to serve in such capacity a successor Letter of Credit Issuer or Swing Line Lender hereunder, as the case may be; provided, however, that no failure by the Borrower Agent to appoint any such successor shall affect the resignation of such Person as Letter of Credit Issuer or Swing Line Lender, as the case may be. If BMO resigns as Letter of Credit Issuer, such Person shall retain all the rights, powers, privileges and duties of the Letter of Credit Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Letter of Credit Issuer and all Letter of Credit Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If BMO resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor Letter of Credit Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Letter of Credit Issuer or Swing Line Lender, as the case may be, and (b) the successor Letter of Credit Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such successor or make other arrangements satisfactory to the retiring Letter of Credit Issuer to effectively assume the obligations of such Letter of Credit Issuer with respect to such Letters of Credit. 11.07 Treatment of Certain Information; Confidentiality. Each of the Secured Parties agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, trustees, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations, (g) with the consent of the Borrower Agent or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Secured Parties or any of their respective Affiliates on a nonconfidential basis from a source other than the Loan Parties. For purposes of this Section, “Information” means all information received from any Loan Party or any Subsidiary relating to a Loan Party or any Subsidiary or any of their respective businesses, other than any such information that is available to any Secured Party on a nonconfidential basis prior to disclosure by a Loan Party or any Subsidiary, provided that, in the case of information received from a Loan Party or any Subsidiary after the date hereof, any information not marked “PUBLIC” at the time of 176 [Matrix] Credit Agreement #85638137 delivery will be deemed to be confidential; provided that any information marked “PUBLIC” may also be marked “Confidential”. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Secured Parties acknowledges that (a) the Information may include material non-public information concerning a Loan Party or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including federal and state securities Laws. Each of the Loan Parties hereby authorizes the Administrative Agent to publish the name of any Loan Party and the amount of the credit facility provided hereunder in any “tombstone” or comparable advertisement which the Administrative Agent elects to publish. The Administrative Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements. 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Letter of Credit Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, only after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Letter of Credit Issuer or any such Affiliate to or for the credit or the account of the Borrowers against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement or any other Loan Document to such Lender or the Letter of Credit Issuer, irrespective of whether or not such Lender or the Letter of Credit Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrowers may be contingent or unmatured or are owed to a branch or office of such Lender or the Letter of Credit Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender or any Affiliate thereof shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender or its Affiliate (as applicable) from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender or its Affiliate shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender or its Affiliates as to which such right of setoff was exercised. The rights of each Lender, the Letter of Credit Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Letter of Credit Issuer or their respective Affiliates may have. Each Lender and the Letter of Credit Issuer agrees to notify the Borrower Agent and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by 177 [Matrix] Credit Agreement #85638137 the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Loan Obligations hereunder. 11.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. 11.11 Survival. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Secured Parties, regardless of any investigation made by any Secured Party or on their behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Loan Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. Further, the provisions of Sections 3.01, 3.04, 3.05 and 11.04 and Article X shall survive and remain in full force and effect regardless of the repayment of the Obligations, the expiration or termination of the Letters of Credit and the Revolving Credit Commitments or the termination of this Agreement or any provision hereof. In connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, the Administrative Agent may require such indemnities and collateral security as they shall reasonably deem necessary or appropriate to protect the Secured Parties against (x) loss on account of credits previously applied to the Obligations that may subsequently be reversed or revoked, and (y) any obligations that may thereafter arise with respect to Credit Product Obligations. 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Letter of Credit Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 178 [Matrix] Credit Agreement #85638137

11.13 Replacement of Lenders. If any Lender requests compensation under Section 3.04, if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, if any Lender is a Defaulting Lender, or if any Lender fails to approve any amendment, waiver or consent requested by Borrower Agent pursuant to Section 11.01 that has received the written approval of not less than the Required Lenders but also requires the approval of such Lender, then in each such case the Borrower Agent may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower Agent shall have paid to the Administrative Agent the assignment fee specified in Section 11.06(b); (b) such Lender shall have received the following, as applicable: (i) if such Lender is not a Defaulting Lender, both (A) payment of an amount equal to the outstanding principal of its Loans and Letter of Credit Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower Agent (in the case of all other amounts) and (B) evidence that the obligations and liabilities of each Loan Party or their Affiliates under all Credit Product Arrangements shall have been fully, finally and irrevocably paid and satisfied in full and the Credit Product Arrangements shall have expired or been terminated, or other arrangements satisfactory to the counterparties shall have been made with respect thereto; or (ii) if such Lender is a Defaulting Lender, payment of an amount equal to the outstanding principal of its Loans and Letter of Credit Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower Agent (in the case of all other amounts). (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) in the case of any such assignment resulting from the refusal of a Lender to approve a requested amendment, waiver or consent, the Person to whom such assignment is being made has agreed to approve such requested amendment, waiver or consent; and (e) such assignment does not conflict with applicable Laws. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. 11.14 Governing Law; Jurisdiction; Etc. 179 [Matrix] Credit Agreement #85638137

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE LETTER OF CREDIT ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWERS OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THAT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 11.14 ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES. (d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY 180 [Matrix] Credit Agreement #85638137

OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 11.16 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and including Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario) and other similar federal or provincial laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada or its Uniform Electronic Evidence Act, as the case may be. 11.17 USA PATRIOT Act Notice. Each Lender that is subject to the PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the PATRIOT Act. 11.18 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Secured Parties are arm’s-length commercial transactions between each Loan Party, on the one hand, and the Secured Parties, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each Secured Party is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Loan Party or any of its Affiliates or any other Person and (B) no Secured Party has any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iii) the Secured Parties may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their Affiliates, and no Secured Party has any obligation to disclose any of such interests to any Loan Party or its Affiliates and (iv) the Secured Parties have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against 181 [Matrix] Credit Agreement #85638137 any Secured Party with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 11.19 Attachments. The exhibits, schedules and annexes attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein; except, that, in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail. 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any Resolution Authority. 11.21 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Obligation or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the 182 [Matrix] Credit Agreement #85638137

United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.21, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 11.22 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Loan Party in the Agreement Currency, such Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Loan Party (or to any other Person who may be entitled thereto under applicable law). 183 [Matrix] Credit Agreement #85638137

ARTICLE XII CONTINUING GUARANTY 12.01 Guaranty. Each Subsidiary Guarantor hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations (other than Excluded Swap Obligations), whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Borrowers to the Secured Parties, arising hereunder or under any other Loan Document (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Secured Parties in connection with the collection or enforcement thereof) (the “Guarantied Obligations”). The Administrative Agent’s books and records showing the amount of the Guarantied Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Subsidiary Guarantor, and conclusive for the purpose of establishing the amount of the Guarantied Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guarantied Obligations or any instrument or agreement evidencing any Guarantied Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guarantied Obligations which might otherwise constitute a defense to the obligations of any Subsidiary Guarantor under this Guaranty, and each Subsidiary Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. 12.02 Rights of Lenders. Each Subsidiary Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guarantied Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent, the Letter of Credit Issuer and the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guarantied Obligations. Without limiting the generality of the foregoing, each Subsidiary Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of any Subsidiary Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of r any Subsidiary Guarantor. 12.03 Certain Waivers. Each Subsidiary Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrowers or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of the Borrowers; (b) any defense based on any claim that any Subsidiary Guarantor’s obligations exceed or are more burdensome than those of the Borrowers; (c) the benefit of any statute of limitations affecting any Subsidiary Guarantor’s liability hereunder; (d) any right to proceed against the Borrowers, proceed against or exhaust any security for the Guarantied Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable Law limiting the liability of or exonerating guarantors or sureties. Each Subsidiary Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any 184 [Matrix] Credit Agreement #85638137 kind or nature whatsoever with respect to the Guarantied Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guarantied Obligations. 12.04 Obligations Independent. The obligations of each Subsidiary Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guarantied Obligations and the obligations of any other guarantor, and a separate action may be brought against each Subsidiary Guarantor to enforce this Guaranty whether or not any Borrower or any other person or entity is joined as a party. 12.05 Subrogation. Any Subsidiary Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until the Facility Termination Date, provided that no Subsidiary Guarantor shall exercise any such right or rights at any time with respect to any Collateral or any Person (including such Person’s direct and indirect Subsidiaries and assets) that has been acquired (whether by a distribution in connection with any Insolvency Event or otherwise) by the Administrative Agent or its designee in connection with any Event of Default. If any amounts are paid to any Subsidiary Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to reduce the amount of the Obligations, whether matured or unmatured. 12.06 Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guarantied Obligations now or hereafter existing and shall remain in full force and effect until the Facility Termination Date. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or any Subsidiary Guarantor is made, or any of the Secured Parties exercises its right of setoff, in respect of the Guarantied Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Subsidiary Guarantor under this paragraph shall survive termination of this Guaranty. 12.07 Subordination. Each Subsidiary Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrowers owing to each Subsidiary Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrowers to any Subsidiary Guarantor as subrogee of the Secured Parties or resulting from any Subsidiary Guarantor’s performance under this Guaranty, to the Payment in Full. If the Secured Parties so request, any such obligation or indebtedness of the Borrowers to any Subsidiary Guarantor shall be enforced and performance received by any Subsidiary Guarantor as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Guarantied Obligations, but without reducing or affecting in any manner the liability of any Subsidiary Guarantor under this Guaranty. 12.08 Stay of Acceleration. If acceleration of the time for payment of any of the Guarantied Obligations is stayed, in connection with any case commenced by or against any Subsidiary Guarantor or the Borrowers under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Subsidiary Guarantor immediately upon demand by the Secured Parties. 185 [Matrix] Credit Agreement #85638137

12.09 Condition of Borrowers. Each Subsidiary Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrowers and any other guarantor such information concerning the financial condition, business and operations of the Borrowers and any such other guarantor as each Subsidiary Guarantor requires, and that none of the Secured Parties has any duty, and any Subsidiary Guarantor is not relying on the Secured Parties at any time, to disclose to any Subsidiary Guarantor any information relating to the business, operations or financial condition of the Borrowers or any other guarantor (each Subsidiary Guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same). 12.10 Keepwell. Each Guarantor that is a Qualified ECP hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP shall only be liable under this Section 12.10 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 12.10, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Guarantor that is a Qualified ECP under this Section shall remain in full force and effect until the Guarantied Obligations have been paid in full in cash. Each Guarantor that is a Qualified ECP intends that this Section 12.10 constitute, and this Section 12.10 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. 12.11 Limitation of Guaranty. Notwithstanding anything to the contrary herein or otherwise, the Borrowers, the Administrative Agent and the Lenders hereby irrevocably agree that the Guarantied Obligations of each Subsidiary Guarantor in respect of the guarantee set forth in this Section 12 at any time shall be limited to the maximum amount as will result in the Guarantied Obligations of such Subsidiary Guarantor not constituting a fraudulent transfer or conveyance after giving full effect to the liability under such guarantee set forth in Section 12 and its related contribution rights but before taking into account any liabilities under any other guarantee by such Subsidiary Guarantor. [Remainder of page is intentionally left blank; signature pages follow.] 186 [Matrix] Credit Agreement #85638137